                                   [GRAPHIC]

The Concert
Investment Series

Annual Report

October 31, 1999

                          [LOGO OF SBMF]Smith Barney
                                        Mutual Funds

           NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Table of Contents

Letter to Shareholders .................................................     1

The Concert Investment Series Funds

      Emerging Growth Fund..............................................     3

      Government Fund ..................................................     8

      Growth Fund ......................................................    12

      Growth and Income Fund ...........................................    17

      International Equity Fund ........................................    22

      Mid Cap Fund .....................................................    26

      Municipal Bond Fund ..............................................    30

Schedules of Investments ...............................................    35

Statements of Assets and Liabilities ...................................    68

Statements of Operations................................................    72

Statements of Changes in Net Assets.....................................    74

Notes to Financial Statements ..........................................    78

Financial Highlights ...................................................    91

Report of Independent Auditors..........................................   105

Tax Information ........................................................   106

Management of the Series ...............................................   107

Dear Shareholder:

[PHOTO]
HEATH B. MCLENDON

Chairman
Concert Investment
Series

We are pleased to present the annual report for the Concert Investment Series for the year ended October 31, 1999. We hope you find this report to be useful and informative. The performance and current holdings of each Fund are discussed in greater detail on the following pages. The chart below lists the total return for the year ended October 31, 1999 for each Fund. In general, we are pleased with the Funds' overall performance, given the recent volatility prevalent in financial markets.

The Performance of the Concert Investment Series Funds
Class A Shares Total Returns for the Twelve Months Ended October 31, 1999

                                         Without        With Sales
                                     Sales Charge/1/     Charge/2/
-------------------------------------------------------------------
Emerging Growth Fund                      33.02%          26.37%
Government Fund                           (3.51)           (7.83)
Growth Fund                               35.24           28.47
Growth and Income Fund                    19.93           13.90
International Equity Fund                 70.22           61.69
Mid Cap Fund/3/                            5.35            0.08
Municipal Bond Fund                       (4.58)          (8.88)

The Concert Investment Series:
Our Core Beliefs

The Concert Investment Series Funds seek to provide you with personal attention combined with experienced portfolio management. Our goal is to seek consistent, long-term performance while managing risk.

Within the Concert Investment Series, we emphasize investment strategies which we believe are best suited to attain the specific investment objectives of each Fund. We believe our focus differentiates these Funds and offers our clients a more complete range of asset allocation choices within the Concert Investment Series family of funds.

Market Commentary
Many of the world's financial markets fell a year ago following Russia's unexpected debt defaults, a major hedge fund crisis and a currency devaluation in Brazil. Meanwhile, economic upheavals in Asia were also causing serious repercussions internationally. Yet, by the end of the period, many global stock and bond markets experienced a dramatic reversal of fortune.

Recently released economic data from the U.S. Commerce Department provided the first concrete evidence that the U.S. economy may have been structurally transformed in an extremely positive way during the period. In fact, recent data suggests to us that the economy has actually been growing more strongly than had been previously estimated. The term "new economic era" may explain to a large extent the changes in stock market valuations that have occurred over the past several years. While short-term market fluctuations may be expected as a result of Y2K concerns or future Federal Reserve Board ("Fed") monetary policy changes, we are guardedly optimistic about our economic future.

U.S. Gross Domestic Product ("GDP") rose 4.8% in the third quarter of 1999 and economic growth appears to be strong. Meanwhile, inflation and labor cost pressures remain contained. As of October 31, 1999, the employment cost index was up just 3.1% from one year ago. Still Fed Chairman Alan Greenspan has stated that the economy may still be growing faster than its potential. Hopes for a loosening of government regulation that would help financial stocks, and signs of stronger corporate earnings amid moderating economic growth all combined to boost the U.S. stock market in the second half of October 1999.

In other parts of the world, growth picked up in Europe and Asia, where a great deal of corporate restructuring is taking place. Europe's new economy has contributed to

-----------------
/1/ These total return figures do not reflect the deduction of a sales charge for each Fund's Class A shares.
/2/ These total return figures assume reinvestment of all dividends and reflect the deduction of the maximum front-end sales charge for each Fund's Class A shares: up to 5.00% for the Emerging Growth Fund, Growth and Income Fund, International Equity Fund, Growth Fund, and Mid Cap Fund; up to 4.50% with respect to the Government and Municipal Funds.
     In addition, both columns of data in the first column represent past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
/3/  For the period from March 16, 1999 (inception date) to October 31, 1999.

--------------------------------------------------------------------------------
The Concert Investment Series                                                  1
the consolidation of businesses and the creation of even stronger and more competitive European companies. We continue to see the amazing resilience of the economies of Southeast Asia, as the region returns to economic stability and growth -- albeit at a slower, yet more sustainable, rate.

The globalization of financial markets has also continued as the New York Stock Exchange and NASDAQ add more foreign stocks for trading. Investors today have more investment options than ever before as trading hours expand, allowing for broader investor participation and pursuit of investment opportunities.

Thank you for investing in the Concert Investment Series Funds. We remain committed to seeking to provide our shareholders with competitive performance in the years ahead, and look forward to serving your financial needs in the future.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman
Concert Investment Series

November 15, 1999


The Internet Age:
Reshaping Global Opportunities

The Internet age has come into its own. Increasingly sophisticated financial transactions of all types are being handled electronically with the click of a mouse regardless of whether you are in New York, Buenos Aires or Timbuktu. Global investors, and the markets in which they invest, have been positively affected by a continuous influx of technological advances.

A recent technology conference raised compelling arguments why the technology and communications industries may be solid performers in the years ahead. Although near-term issues persist, we continue to believe that the Internet will remain a powerful driver of stock share prices. The Internet is gaining 2.5 million users per month, and many of these people will become active on-line consumers. Moreover, Dell, a global computer systems company, estimates that 15% of all U.S. Gross Domestic Product ("GDP") could soon come from Internet electronic commerce. There are no shortage of companies willing to provide the systems and services necessary to facilitate online transactions.

In the coming years, we expect e-commerce to represent an outstanding opportunity as a diverse group of companies attempt to increase their productivity through online sourcing and more direct distribution. For example, online buying is no longer limited to books and smaller retail items, business-to-business e-commerce is expanding as well. Even traditional industrial manufacturing companies are aggressively moving toward e-commerce.

Moreover, while the e-commerce revolution is already booming in the U.S., the international markets present enormous opportunities. Internet penetration is much lower in Europe and Asia than in the United States. With the rebound in global growth and Asia emerging from its slump, we expect that other regions of the world may soon begin to catch up with the United States in an effort to become more efficient and more competitive.


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Emerging Growth Fund
--------------------------------------------------------------------------------
The Emerging Growth Fund ("Fund") seeks capital appreciation. The Fund invests in common stocks of small- and medium-sized companies considered by the manager to be "emerging growth" companies./1/ These are primarily domestic companies, in the early stages of their life cycles, characterized by relatively high earnings growth. The manager selects investments from among companies that have market capitalizations in the lowest 25% of all publicly traded U.S. companies.

Portfolio Manager:

Sandip A. Bhagat, CFA


Assumed management:

December 31, 1997

Investment experience:

More than ten years

Background: Joined Travelers in 1987. Extensive portfolio management experience in quantitative investment management. Formerly a Vice President at Mandell Institute, Inc., a research & development think-tank.

Education: B.S., Chemical Engineering, University of Bombay; M.S., Chemical Engineering, University of Connecticut; M.B.A., Finance, University of Connecticut

Fund Update/2/

For the year ended October 31, 1999, the Fund's Class A shares returned 33.02%, without sales charges, versus 14.87% for the Russell 2000 Stock Index for the same period. (The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The index is unmanaged and not subject to the same management and trading expenses of a mutual fund.)

On December 13, 1999, the Board of Directors of the Concert Investment Series approved changing the name of the Fund to the Small Cap Fund. The Fund shall file a post-effective amendment with the Securities and Exchange Commission that shall make this name change effective in January 2000.

In managing the Fund, our stock selection process favors companies that are able to grow earnings above consensus expectations, yet offer attractive relative value. In order to help achieve consistent relative performance versus its benchmark, the Fund is managed to mirror the overall risk and sector weightings of the universe of smaller-sized companies.

Over the last twelve months, we have shifted the Fund's focus to a greater emphasis on small-cap stocks. We believe that our small-cap stock orientation is what differentiates the Fund from many of its mid- and large-cap peers.

During the period, the Fund emphasized growth-oriented sectors, specifically, technology, healthcare and consumer discretionary. Thus far our best stock picks have come from the technology sector. Technology, particularly in the small-cap universe, continues to generate high returns. Our holdings/3/ in software companies such as Adobe and Cognizant, and semiconductor and electronic companies such as LAM Research and Sawtek, have performed extremely well so far in 1999, on strong earnings growth and rising expectations about future earnings.

The Internet sector was particularly strong during the period. In early 1999, we benefited from a number of modest positions in browser and search engine companies (i.e., Lycos, Excite, Doubleclick) as well as online trading companies (i.e., E*TRADE Group). In recent months, we shifted some of our assets into smaller Internet-related companies such as USWeb and Go2Net, which have rebounded sharply from their second quarter 1999 lows.

------------
/1/ The Fund's objective is suitable for investors who are willing to hold their shares through periods of market fluctuations and the accompanying changes in share values. Investors in this Fund must be comfortable with the greater volatility of a fund that invests in small- and medium-sized companies. Investment results and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost.
/2/ As of October 31, 1999, the companies cited in this section represented a percentage of the Fund's total investments (i.e. Adobe (0.7%), Cognizant (0.8%), LAM Research (0.9%), Sawtek (0.5%), E*TRADE Group (0.4%), USWeb (0.8%), Go2Net (0.8%), Roberts Pharmaceuticals (0.5%), Jones Pharmaceuticals (0.4%), Millennium (0.8%), Weatherford International (0.5%) and Barrett Resources (0.5%)). However, as of October 31, 1999, the Fund did not hold any position in Lycos, Excite, Doubleclick and Smith International.
/3/  Please note that the Fund's holdings are subject to change.

--------------------------------------------------------------------------------
The Concert Investment Series                                                  3

In the healthcare sector, our holdings in a diverse set of drug and pharmaceutical companies, such as Roberts Pharmaceuticals, Jones Pharmaceuticals and Millennium Pharmaceuticals have performed well as many investors favored these companies because of high earnings growth. We think it's worth noting that the energy sector experienced a spectacular revival in March and April when oil prices bottomed and several energy stocks rose by more than 50%. The Fund held modest positions in Smith International, Weatherford International and Barrett Resources which performed better than the overall energy group.

Small-cap stocks have underperformed large-cap stocks significantly over the last several months. A small-cap rally was beginning to develop in the second quarter of 1999 but has since been stalled as a result of Fed tightening and rising interest rates. In our opinion, as Y2K fears dissipate and interest rates stabilize over the next several months, small cap stocks may well resume their comeback and make up the huge deficit they are currently experiencing relative to large-cap stocks.

Please see pages five and six for additional Fund performance information.

--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
                              Emerging Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class 1 Shares
--------------------------------------------------------------------------------

                                    Net Asset Value
                                ------------------------
                                Beginning          End          Income      Capital Gain        Total
Year Ended                       of Year         of Year       Dividends    Distributions     Returns(1)
==========================================================================================================
10/31/99                       $   20.28       $   25.33       $   0.00       $   1.53          33.42%
----------------------------------------------------------------------------------------------------------
10/31/98                           22.15           20.28           0.00           0.21          (7.52)
----------------------------------------------------------------------------------------------------------
10/31/97                           18.59           22.15           0.00           0.00          19.15
----------------------------------------------------------------------------------------------------------
Inception*-- 10/31/96              17.89           18.59           0.00           0.00           3.91+
==========================================================================================================
  Total                                                       $    0.00       $   1.74
==========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                    Net Asset Value
                                ------------------------
                                Beginning          End          Income      Capital Gain        Total
Year Ended                       of Year         of Year       Dividends    Distributions     Returns(1)
==========================================================================================================
10/31/99                       $   20.15       $   25.08       $   0.00       $   1.53          33.02%
----------------------------------------------------------------------------------------------------------
10/31/98                           22.08           20.15           0.00           0.21          (7.81)
----------------------------------------------------------------------------------------------------------
10/31/97                           18.57           22.08           0.00           0.00          18.90
----------------------------------------------------------------------------------------------------------
10/31/96                           15.12           18.57           0.00           0.00          22.82
----------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95              11.81           15.12           0.00           0.00          28.11+
==========================================================================================================
  Total                                                       $    0.00       $   1.74
==========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                    Net Asset Value
                                ------------------------
                                Beginning          End          Income      Capital Gain        Total
Year Ended                       of Year         of Year       Dividends    Distributions     Returns(1)
==========================================================================================================
10/31/99                       $   19.60       $   24.16       $   0.00       $   1.53          32.00%
----------------------------------------------------------------------------------------------------------
10/31/98                           21.63           19.60           0.00           0.21          (8.45)
----------------------------------------------------------------------------------------------------------
10/31/97                           18.34           21.63           0.00           0.00          17.94
----------------------------------------------------------------------------------------------------------
10/31/96                           15.04           18.34           0.00           0.00          21.94
----------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95              11.81           15.04           0.00           0.00          27.43+
==========================================================================================================
  Total                                        $    0.00       $   1.74
==========================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
The Concert Investment Series                                                  5

--------------------------------------------------------------------------------
                              Emerging Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns (unaudited)
--------------------------------------------------------------------------------

                                                Without Sales Charges(1)
                                        ----------------------------------------
                                        Class 1         Class A         Class B
================================================================================
Year Ended 10/31/99                     33.42%          33.02%          32.00%
--------------------------------------------------------------------------------
Inception* through 10/31/99             14.02           19.34           18.45
================================================================================

                                                With Sales Charges(2)
                                        ----------------------------------------
                                        Class 1         Class A         Class B
================================================================================
Year Ended 10/31/99                     22.10%          26.37%          27.00%
--------------------------------------------------------------------------------
Inception* through 10/31/99             10.93           18.04           18.33
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns (unaudited)
--------------------------------------------------------------------------------

                                               Without Sales Charges(1)
================================================================================
Class 1 (Inception* through 10/31/99)                   52.77%
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/99)                  129.26
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/99)                  121.35
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1 and Class A shares reflect the deduction of the current maximum sales charge of 8.50% and 5.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred.

* Inception date for Class 1 is August 8, 1996. Inception date for Class A and B is February 21, 1995.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Emerging Growth Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A and B Shares of the
Emerging Growth Fund vs. Russell 2000 Stock Index+
--------------------------------------------------------------------------------

                                    [CHART]

                           February 1995--October 1999

                Emerging Growth Fund     Emerging Growth Fund     Russell 2000
                    -- Class A                -- Class B          Stock Index

 2/21/95               9,448                     10,000             10,000
  Oct-95              12,104                     12,743             11,835
  Oct-96              14,856                     15,529             13,801
  Oct-97              17,664                     18,315             17,850
  Oct-98              16,284                     16,768             15,737
10/31/99              21,660                     22,135             18,077

+ Hypothetical illustration of $10,000 invested in Class A and B shares on February 21, 1995 (inception date), assuming deduction of the maximum 5.50% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% CDSC for Class B shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Russell 2000 Stock Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States and the New York Stock Exchange, American Stock Exchange and Nasdaq. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other class may be greater or less than Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*     Investment Allocation as of October 31, 1999
-------------------------------------------   ----------------------------------------------

[CHART]                                       [CHART]

 2.0%   Auto & Transportation                  5.8% Repurchase Agreement and U.S. Treasury Bills
18.9%   Consumer Discretionary                94.2% Common Stock
 0.7%   Consumer Staples
 9.9%   Finance
14.7%   Health Care
 4.4%   Materials & Processing
 2.5%   Other Energy
 5.3%   Producer Durables
38.4%   Technology
 3.2%   Utilities

* As a percentage of total common stock.
--------------------------------------------------------------------------------
The Concert Investment Series                                                  7

--------------------------------------------------------------------------------
Government Fund
--------------------------------------------------------------------------------

The Government Fund ("Fund") seeks high current return consistent with the preservation of capital. The Fund invests primarily in government debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.1 These securities include U.S. Treasury securities, mortgage-related and asset-backed securities. Some government-guaranteed, mortgage-related securities are backed by the full faith and credit of the U.S. Treasury; some are supported by the right of the issuer to borrow from the U.S. government; and some are backed only by the credit of the issuer itself.

Portfolio Manager:
James E. Conroy

[PHOTO]

Assumed management:
December 31, 1997

Investment experience:
21 years

Background: Formerly a portfolio manager for Equitable Asset Management and I.N.A. Securities.

Education: B.A., Economics, Muhlenberg College

Fund Update
For the year ended October 31, 1999, the Fund's Class A shares returned a negative 3.51% without sales charges. In comparison, the Lehman Brothers Government/Corporate Bond Index had a return of negative 0.66% during the same period. (The Lehman Brothers Government/Corporate Bond Index is a broad measure of the performance of government and corporate, fixed-rate debt issues. The index is unmanaged and not subject to the same management and trading expenses of a mutual fund.)

Yields from U.S. Treasury Securities
The chart below shows the yields on U.S. Treasuries as of October 31, 1999 and 1998.

                                         10/31/99       10/31/98
                                         --------       --------
3-month U.S. Treasury Bill                 5.11%          4.39%
2-year U.S. Treasury Note                  5.82           4.26
5-year U.S. Treasury Note                  5.98           4.38
10-year U.S. Treasury Bond                 6.05           4.76
30-year U.S. Treasury Bond                 6.18           5.23

Please note that the high yield on the 30-year U.S. Treasury Bond was 6.39% on October 28, 1999, and the low yield was 4.96% on December 10, 1998.

The period was marked by continued strong U.S. economic growth, historically low inflation and low unemployment. Diminishing liquidity in the bond market was precipitated by the global financial crisis that reached its climax in October 1998. Meanwhile, the Fed reversed its three short-term interest rate movements, with 25-basis-point increases implemented on June 30, August 24 and November 16, 1999, respectively. (100 basis points are equal to one percent.)

Within the Fund, we have sought to maximize income through mortgage-backed securities, buying coupon at or near par and avoiding any potential prepayment risk. (Coupon is the periodic interest payment made to the bondholders during the life of the bond. Prepayment risk refers to payments made in excess of scheduled mortgage principal repayments.)

In our view, lackluster performance in fixed-income markets has been a direct result of Fed monetary policy actions. While presumably aimed at stock market exuberance, it is the bond market that has taken the brunt of any correction on fears of further Fed interest rate increases. The current lack of inflationary evidence defies a historically tight labor market and reinforces the influence of technology and the power of global pricing constraints.

Our investment strategy during this period has included slowly buying U.S. Treasuries and extending maturities as interest rates rose. In addition, we anticipate an economic slowdown through the end of 1999 and into the first quarter of 2000. In our view, we have probably seen the highs in yields over the near term, and our strategy in the coming months will be to increase our U.S. Treasury exposure and reduce our mortgage-backed securities holdings as we believe that rates will continue to decline. At the close of the period, we were allocated at approximately 86% mortgage-backed securities and 14% U.S. Treasuries.

Please see pages nine and ten for additional Fund performance information.


----------------
1 Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund shares are not deposits or obligations of, or insured or guaranteed by the U.S. government, any financial institution, the Federal Deposit Insurance Corporation or any other agency, entity or person.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

-------------------------------------------------------------------------------------------------------------------------
                                                          Government Fund
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class 1 Shares
-------------------------------------------------------------------------------------------------------------------------
                                   Net Asset Value
                              --------------------------
                               Beginning          End           Income      Capital Gain      Return           Total
Year Ended                      of Year         of Year        Dividends    Distributions   of Capital       Returns(1)
=========================================================================================================================
10/31/99                          $10.66          $ 9.74          $0.54          $0.00          $0.05         (3.16)%
-------------------------------------------------------------------------------------------------------------------------
10/31/98                           10.58           10.66           0.67           0.00           0.00          7.29
-------------------------------------------------------------------------------------------------------------------------
10/31/97                           10.40           10.58           0.68           0.00           0.00          8.56
-------------------------------------------------------------------------------------------------------------------------
10/31/96                           10.67           10.40           0.72           0.00           0.00          4.58
-------------------------------------------------------------------------------------------------------------------------
10/31/95                            9.99           10.67           0.70           0.00           0.00         14.27
-------------------------------------------------------------------------------------------------------------------------
10/31/94                           11.80            9.99           0.69           0.45           0.00         (5.45)
-------------------------------------------------------------------------------------------------------------------------
10/31/93                           11.56           11.80           0.76           0.19           0.00         10.55
-------------------------------------------------------------------------------------------------------------------------
10/31/92                           11.47           11.56           0.86           0.07           0.00          9.32
-------------------------------------------------------------------------------------------------------------------------
10/31/91                           10.79           11.47           0.90           0.00           0.00         15.16
-------------------------------------------------------------------------------------------------------------------------
10/31/90                           11.46           10.79           0.96           0.22           0.00          4.94
=========================================================================================================================
  Total                                                           $7.48          $0.93          $0.05
=========================================================================================================================
-------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class A Shares
-------------------------------------------------------------------------------------------------------------------------
                                   Net Asset Value
                              --------------------------
                               Beginning          End           Income      Capital Gain      Return           Total
Year Ended                      of Year         of Year        Dividends    Distributions   of Capital       Returns(1)
=========================================================================================================================
10/31/99                          $10.66          $ 9.73          $0.51          $0.00          $0.05         (3.51)%
-------------------------------------------------------------------------------------------------------------------------
10/31/98                           10.58           10.66           0.64           0.00           0.00          7.00
-------------------------------------------------------------------------------------------------------------------------
10/31/97                           10.41           10.58           0.66           0.00           0.00          8.35
-------------------------------------------------------------------------------------------------------------------------
Inception* -- 10/31/96             10.32           10.41           0.15           0.00           0.00          2.36+
=========================================================================================================================
  Total                                                           $1.96          $0.00          $0.05
=========================================================================================================================
-------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
-------------------------------------------------------------------------------------------------------------------------
                                   Net Asset Value
                              --------------------------
                               Beginning          End           Income      Capital Gain      Return           Total
Year Ended                      of Year         of Year        Dividends    Distributions   of Capital       Returns(1)
=========================================================================================================================
10/31/99                          $10.66          $ 9.74          $0.43          $0.00          $0.05         (4.17)%
-------------------------------------------------------------------------------------------------------------------------
10/31/98                           10.58           10.66           0.56           0.00           0.00          6.20
-------------------------------------------------------------------------------------------------------------------------
10/31/97                           10.41           10.58           0.59           0.00           0.00          7.55
-------------------------------------------------------------------------------------------------------------------------
Inception* -- 10/31/96             10.32           10.41           0.14           0.00           0.00          2.18+
=========================================================================================================================
  Total                                                           $1.72          $0.00          $0.05
=========================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.




--------------------------------------------------------------------------------
The Concert Investment Series                                                  9

--------------------------------------------------------------------------------
                                Government Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average Annual Total Returns (unaudited)
--------------------------------------------------------------------------------
                                              Without Sales Charges(1)
                                     -------------------------------------------
                                       Class 1         Class A         Class B
================================================================================
Year Ended 10/31/99                    (3.16)%         (3.51)%         (4.17)%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99               6.15             N/A             N/A
--------------------------------------------------------------------------------
Ten Years Ended 10/31/99                6.41             N/A             N/A
--------------------------------------------------------------------------------
Inception* through 10/31/99             6.70            4.53            3.76
================================================================================
                                              Without Sales Charges(2)
                                     -------------------------------------------
                                       Class 1         Class A         Class B
================================================================================
Year Ended 10/31/99                    (9.68)%         (7.83)%         (8.29)%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99               4.69             N/A             N/A
--------------------------------------------------------------------------------
Ten Years Ended 10/31/99                5.67             N/A             N/A
--------------------------------------------------------------------------------
Inception* through 10/31/99             6.11            3.04            3.22
================================================================================
--------------------------------------------------------------------------------
Cumulative Total Returns (unaudited)
--------------------------------------------------------------------------------
                                              Without Sales Charges(1)
================================================================================
Class 1 (10/31/89 through 10/31/99)                    86.12%
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/99)                  15.37
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/99)                  12.68
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charge with respect to Class 1 and Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1 and Class A shares reflect the deduction of the current maximum sales charge of 6.75% and 4.50%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year of purchase and thereafter by 1.00% per year until no CDSC is incurred.
* Inception date for Class 1 is April 14, 1987. Inception date for Class A and B is August 8, 1996.
+ Total return is not annualized, as it may not be representative of the total return for the year.





--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Government Fund at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class 1 Shares of the Government Fund
vs. Lehman Brothers General U.S. Government Index and
Merrill Lynch U.S. Treasury 5-10 Years Index+
--------------------------------------------------------------------------------

                           October 1989--October 1999

                                    [CHART]

                                    Lehman Brothers         Merrill Lynch
              Growth Fund --      Mutual Fund General       U.S. Treasury
              Class 1 Shares     U.S. Government Index     5-10 Years Index

10/31/89          9,325                 10,000                 10,000
  Oct-90          9,785                 10,593                 10,583
  Oct-91         11,268                 12,140                 12,251
  Oct-92         12,318                 13,394                 13,711
  Oct-93         13,618                 15,152                 15,670
  Oct-94         12,876                 14,475                 14,728
  Oct-95         14,712                 16,701                 17,371
  Oct-96         15,387                 17,556                 18,188
  Oct-97         16,704                 19,077                 19,829
  Oct-98         17,921                 21,229                 22,499
10/31/99         17,355                 20,973                 21,810

+ Hypothetical illustration of $10,000 invested in Class 1 shares on October 31, 1989, assuming deduction of the maximum 6.75% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Lehman Brothers General U.S. Government Index includes U.S. treasuries and agencies with maturities of one year or greater having a minimum outstanding principal of $100 million and are only fixed coupon securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class 1 shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

++ It is the opinion of management that the Merrill Lynch U.S. Treasury 5-10 Years Index is a more appropriate broad-based benchmark for the market in which the Government Fund invests, rather than the Lehman Brothers General U.S. Government Index. In future reporting, the Merrill Lynch U.S. Treasury 5-10 Years Index will be used as a basis of comparison of total return performance rather than the Lehman Brothers General U.S. Government Index. The Merrill Lynch U.S. Treasury 5-10 Years Index consists of bonds with an outstanding par which is greater than or equal to $25 million, a maturity ranging between 5 and 10 years and have fixed rate coupons greater than 4.25%. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

Investment Breakdown*
--------------------------------------------------------------------------------

     [CHART]                  U.S. Treasury Securities are debt obligations of
                              the United States Government. They are secured by
     73.2% GNMA               the full faith and credit of the Federal
     13.7% U.S. TREASURY      Government, and include such instruments as
           OBLIGATIONS        Treasury bonds, notes and bills.
     13.1% FMNA & FHLMC
                              Mortgage-Backed Securities are debt securities issued by U.S. government agencies such as the Federal Home Loan Mortgage Corporation ("FHLMC"),
                              Federal National Mortgage Association ("FNMA") and
                              Government National Mortgage Association ("GNMA").
                              They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors.
                              Mortgage-backed securities are backed by the full faith and credit of the issuing agency.

* As a percentage of total investments.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 11

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

The Growth Fund ("Fund") seeks capital appreciation. The Fund invests principally in U.S. common stocks and other equity securities, typically of established companies with large market capitalizations.

Portfolio Manager:

Lawrence B. Weissman, CFA
[PHOTO]

Assumed management:
December 31, 1997

Investment experience:
15 years

Background: Joined Salomon Smith Barney in 1997. Previously with Neuberger & Berman and TIAA-CREF.

Education: B.S., Cornell University; M.B.A., Columbia University

Fund Update/1/

For the year ended October 31, 1999, the Fund's Class A shares returned 35.24%, without sales charges, versus a gain for the Standard & Poor's 500 Index ("S&P 500") of 25.66% on a total return basis. (The S&P 500 is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 include reinvestment of dividends and capital gains. The index is unmanaged and not subject to the same management and trading expenses of a mutual fund.)

In the entire history of the Fund, this year has been the best in terms of relative performance. We believe we've built a long-term growth portfolio that has the potential to outperform our benchmark, yet with potentially lower risk than many other growth-oriented funds. (Of course, past performance is not indicative of future results.) When we assumed management of the Fund, our goal was to bring it more in line with its investment objectives -a goal that we believe has been accomplished. For example, we've built a more concentrated portfolio of companies with higher growth potential and greater consistency, we've reduced the Fund's turnover ratio and we've improved the Fund's relative performance versus its benchmark, the S&P 500.

Although the stock market has been extremely volatile and leadership changes have been difficult to anticipate, our focus on buying and holding high quality, well-managed and well-positioned companies over time has helped us to weather severe market turbulence and has rewarded us with consistent performance. We continue to pursue a measured and disciplined approach to investing in quality companies over the long term.

Within the Fund, we are extremely well diversified across sectors and individual companies with our largest ten positions making up only 28% of the portfolio, which is much lower than many other comparable mutual funds. Although we are fully invested, we have sought to react quickly to changing fundamentals and to protect the value of our assets in deteriorating situations. While we look for established growth companies (i.e., the Fund's median market capitalization is more than $30 billion), we do own a complement of medium-sized, faster-growing companies that should be in a good position to post solid growth in the future.

Currently, the Fund's largest sector concentrations are in finance, healthcare and technology. We believe that the financial sector, which has been under pressure this year due to rising interest rates, provides the best risk and return tradeoff of any sector in the market today. As a result, we have been increasing our weighting in finance companies. As interest rate fears begin to subside, we believe our investment in proven market leaders such as AIG, Providian, Capital One and Chase Manhattan should prove fruitful when investors regain interest in this sector./2/


-----------
/1/ As of October 31, 1999, the companies cited in this section represented a percentage of the Fund's total investments (i.e. AIG (1.8%), Providian (1.5%), Capital One (1.7%), Chase Manhattan (2.0%), Microsoft (3.2%), Cisco (2.9%), AOL (2.3%), Intel (2.3%), Merck (2.9%), Pfizer (1.4%),
     Bristol-Myers Squibb (1.5%), Sepracor (3.1%), General Electric (2.1%), MCI WorldCom (1.9%) and Time Warner (1.6%)).
/2/  Please note that the Fund's holdings are subject to change.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

Our largest holdings are spread over a variety of different industries. Yet, we believe that they all share inherent competitive advantages that should result in stable and consistent growth. For example, Microsoft, Cisco, AOL and Intel are undisputed technology leaders. Merck, Pfizer and Bristol-Myers Squibb are pioneers in new drug development, while Sepracor is the leader in re-developing and improving existing drugs. General Electric, MCI WorldCom and Time Warner all have enviable track records and possess what we believe are bright future prospects./2/

We appreciate your trust and support in our investment approach.

Please see pages fourteen and fifteen for additional Fund performance information.


--------------------------------------------------------------------------------
The Concert Investment Series                                                 13

--------------------------------------------------------------------------------
                                  Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class 1 Shares
--------------------------------------------------------------------------------


                                   Net Asset Value
                               ------------------------
                               Beginning          End           Income      Capital Gain        Total
Year Ended                      of Year         of Year        Dividends    Distributions     Returns(1)
==========================================================================================================
10/31/99                       $   19.59       $   24.36       $   0.11       $   1.82          35.60%
----------------------------------------------------------------------------------------------------------
10/31/98                           20.94           19.59           0.17           3.41          12.54
----------------------------------------------------------------------------------------------------------
10/31/97                           17.98           20.94           0.18           1.36          26.93
----------------------------------------------------------------------------------------------------------
10/31/96                           17.46           17.98           0.18           2.40          19.94
----------------------------------------------------------------------------------------------------------
10/31/95                           15.31           17.46           0.16           1.03          24.01
----------------------------------------------------------------------------------------------------------
10/31/94                           16.26           15.31           0.11           1.18           2.04
----------------------------------------------------------------------------------------------------------
10/31/93                           16.02           16.26           0.12           1.77          14.27
----------------------------------------------------------------------------------------------------------
10/31/92                           15.47           16.02           0.17           0.80           9.83
----------------------------------------------------------------------------------------------------------
10/31/91                           11.26           15.47           0.22           0.00          39.90
----------------------------------------------------------------------------------------------------------
10/31/90                           13.15           11.26           0.20           0.64          (8.73)
==========================================================================================================
  Total                                                        $   1.62       $  14.41
==========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                   Net Asset Value
                               ------------------------
                               Beginning          End           Income      Capital Gain        Total
Year Ended                      of Year         of Year        Dividends    Distributions     Returns(1)
==========================================================================================================
10/31/99                       $   19.54       $   24.29       $   0.05       $   1.82          35.24%
----------------------------------------------------------------------------------------------------------
10/31/98                           20.89           19.54           0.12           3.41          12.27
----------------------------------------------------------------------------------------------------------
10/31/97                           17.96           20.89           0.16           1.36          26.65
----------------------------------------------------------------------------------------------------------
Inception*-- 10/31/96              16.63           17.96           0.00           0.00           8.00+
==========================================================================================================
  Total                                                       $    0.33       $   6.59
==========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                   Net Asset Value
                               ------------------------
                               Beginning          End           Income      Capital Gain        Total
Year Ended                      of Year         of Year        Dividends    Distributions     Returns(1)
==========================================================================================================
10/31/99                       $   19.37       $   23.95       $   0.00       $   1.82          34.31%
----------------------------------------------------------------------------------------------------------
10/31/98                           20.75           19.37           0.00           3.41          11.43
----------------------------------------------------------------------------------------------------------
10/31/97                           17.93           20.75           0.11           1.36          25.66
----------------------------------------------------------------------------------------------------------
Inception*--10/31/96               16.63           17.93           0.00           0.00           7.82+
==========================================================================================================
  Total                                                        $   0.11       $   6.59
==========================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
                                   Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns (unaudited)
--------------------------------------------------------------------------------

                                               Without Sales Charges(1)
                                       -----------------------------------------
                                       Class 1         Class A         Class B
================================================================================
Year Ended 10/31/99                     35.60%          35.24%          34.31%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99               23.57             N/A             N/A
--------------------------------------------------------------------------------
Ten Years Ended 10/31/99                16.76             N/A             N/A
--------------------------------------------------------------------------------
Inception* through 10/31/99             14.58           25.95           25.02
================================================================================

                                                With Sales Charges(2)
                                       -----------------------------------------
                                       Class 1         Class A         Class B
================================================================================
Year Ended 10/31/99                     24.07%          28.47%          29.31%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99               21.40             N/A             N/A
--------------------------------------------------------------------------------
Ten Years Ended 10/31/99                15.73             N/A             N/A
--------------------------------------------------------------------------------
Inception* through 10/31/99             13.78           23.94           24.63
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns (unaudited)
--------------------------------------------------------------------------------

                                              Without Sales Charges(1)
================================================================================
Class 1 (10/31/89 through 10/31/99)                    371.09%
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/99)                  109.36
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/99)                  104.43
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1 and Class A shares reflect the deduction of the current maximum sales charge of 8.50% and 5.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred.
* Inception date for Class 1 is April 14, 1987. Inception date for Class A and B is August 18, 1996.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
The Concert Investment Series                                                 15

--------------------------------------------------------------------------------
Growth Fund at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class 1 Shares of the
Growth Fund vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------

                                    [CHART]

                           October 1989--October 1999

             Growth Fund--Class 1 Shares         Standard & Poor's 500 Index

Oct-89                  9,151                             10,000
Oct-90                  8,352                              9,252
Oct-91                 11,685                             12,343
Oct-92                 12,834                             13,571
Oct-93                 14,656                             15,594
Oct-94                 14,964                             16,197
Oct-95                 18,556                             20,474
Oct-96                 22,255                             25,406
Oct-97                 28,249                             33,562
Oct-98                 31,792                             40,948
Oct-99                 43,110                             51,456

+ Hypothetical illustration of $10,000 invested in Class 1 shares on October 31, 1989, assuming deduction of the maximum 8.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class 1 shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*      Investment Allocation as of October 31, 1999
-------------------------------------------    ----------------------------------------------

[CHART]                                        [CHART]

 5.8%  Consumer Distribution                    2.0% U.S. Government Obligation
 4.2%  Consumer Non-Durables                    3.8% Repurchase Agreement
10.1%  Consumer Services                       94.2% Common Stock
 5.9%  Energy
18.1%  Finance
15.3%  Health Care
 5.7%  Producer Manufacturing
25.6%  Technology
 7.9%  Utilities
 1.4%  Other

*As a percentage of total common stock.
--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Growth and Income Fund
--------------------------------------------------------------------------------
The Growth and Income Fund ("Fund") seeks reasonable growth and income. The Fund invests in a portfolio consisting principally of equity securities, including convertible securities that provide dividend or interest income. However, the Fund may also invest in non-income-producing investments for potential appreciation in value. The Fund emphasizes U.S. stocks with large market capitalizations.

Portfolio Manager:

R. Jay Gerken, CFA
[PHOTO]

Assumed management:
December 31, 1997

Investment experience:
More than 18 years

Background: Joined Salomon Smith Barney in 1985. Formerly with Bankers Trust and Baseline Financial Services.

Education: A.B., Brown University; M.B.A., Harvard University

Fund Update/1/

For the year ended October 31, 1999, the Fund's Class A shares returned 19.93%, without sales charges, versus the Standard & Poor's 500 Index ("S&P 500") return of 25.66%. (The S&P 500 is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 include reinvestment of dividends and capital gains. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.)

After climbing steadily for the first six months of the period, stocks have been in a relatively narrow trading range most recently. However some performance trends of the past year are a continuation of the last several years. For example, large capitalization stocks continue to outperform small ones, and growth stocks boast higher returns than value stocks. (Growth stocks have earnings that are likely to grow faster than the overall market, while value stocks appear relatively inexpensive.) The trend towards larger capitalization stocks has helped boost performance, as the Fund primarily invests in larger companies. The outperformance of growth stocks is more ambiguous, as the Fund invests in both growth and value stocks. In general, the "value" part of the portfolio has hindered relative performance, while the "growth" portion has boosted returns.

We manage the Growth and Income Fund with the outlook of a long-term investor. The Fund is well diversified, and invests in a wide range of industries generally representative of U.S. large capitalization stocks. When buying stocks, we believe the critical investment decision is judging the growth prospects of a company compared to its current valuation. This tradeoff of growth and value can be described as searching for growth at a reasonable price.

In our last commentary, we described how we now manage the Fund's portfolio even more closely to the overall market on both a sector and an individual stock basis. We are keeping the portfolio's sector allocations close to those of the overall market. In addition, we are limiting the percentage the Fund can invest in any individual stock. First, we measure each stock versus its weighting in the overall market. Then, the maximum variance of an individual stock purchase from its market weight is generally limited to 1% or less. The result: a very diversified portfolio.

In addition, we are managing the Fund as a fully invested equity portfolio. Under most market conditions we intend to continue our substantial commitment to equities.

There are a number of stocks no longer owned by the Fund. In some cases, these stocks merged into other

-------------
/1/ As of October 31, 1999, the companies cited in this section represented a percentage of the Fund's total investments (i.e. SBC Communications (2.4%), Fleet Boston (0.8%), AXA Financial (0.7%), General Dynamics (0.9%), Wal-Mart (1.5%), Hewlett-Packard (1.2%), Best Buy (0.4%), Baxter International (0.3%), Biogen (0.7%), and Columbia/HCA (0.5%)). However, as of October 31, 1999, the Fund did not hold any positions in Ameritech, Albertsons, Rite Aid, Nordstrom, McKesson Corp. and Medtronic.

--------------------------------------------------------------------------------
The Concert Investment Series                                                 17
entities. For example, Ameritech merged into SBC Communications, Bank of Boston became Fleet Boston Corp., the Equitable Companies merged into AXA Financial and Gulfstream Aerospace became part of General Dynamics.

The top holdings in the Fund have not changed meaningfully from our last report. Wal-Mart joined our top-ten list, while Hewlett-Packard slipped from the top-ten list. As its stock price appreciated, we trimmed the Hewlett-Packard position slightly. And SBC Communications replaced Ameritech in the top ten, following the merger mentioned before.

During the period, we were net sellers of retail shares, unloading Albertson's, Rite Aid and Nordstrom while purchasing Best Buy. We sold Albertson's, as the company is in the midst of rationalizing a recent merger with American Stores. Similarly, Rite Aid is feeling the affects of an overly aggressive expansion program, while Nordstrom is attempting to become consistently profitable.

We purchased Best Buy because we believe the company should benefit from renewed consumer purchases of electronic goods.

Within health care, we were net buyers. We purchased Baxter International, Biogen and Columbia/HCA while selling McKesson Corp. and Medtronic. Baxter is a relatively inexpensive stock, but possesses strong franchises, such as its blood therapy business. Biogen is one of the most promising biotechnology companies, with important multiple sclerosis drugs. Columbia/HCA is an experienced operator of for-profit hospitals. We purchased the stock on a valuation basis, as the company appears quite inexpensive relative to the market. We sold McKesson as they continued to have trouble integrating their hospital software acquisition. And Medtronic looked expensive relative to its expected growth rate.

There were no other concentrations of trades in a particular sector, as other transactions were scattered across financial, consumer and manufacturing stocks.

The U.S. economy is continuing its spectacular performance. The economy boasts strong growth coupled with low inflation. According to the U.S. Labor Department, unemployment is now at 4.1%, a level last reached in 1970. Partly because of strong employment growth, consumer confidence is high. At the same time, inflation remains surprisingly low. So we have not yet seen the traditional tradeoff, with higher employment triggering higher inflation.

The stock market's rise has confirmed its approval of this economy. Bond investors have been wary, however, as interest rates have risen. Fears of not-yet-visible inflation have fueled interest rate increases. Some of these fears were shared by the Federal Reserve, as it raised interest rates in June and then again in August.

At this point, however, we believe that current interest rates reflect the possibility of somewhat higher inflation. We do not think that there is going to be any further meaningful deterioration in bond prices. So in a relatively flat interest rate environment, stocks should reflect the still strong corporate earnings environment. We expect this earnings trend to remain intact through next year and we remain positive on the stock market over the near (and longer) term.

Please see pages nineteen and twenty for additional Fund performance information.

--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
                             Growth and Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class 1 Shares
--------------------------------------------------------------------------------

                                    Net Asset Value
                               -------------------------
                               Beginning          End           Income      Capital Gain        Total
Year Ended                      of Year         of Year        Dividends    Distributions     Returns(1)
==========================================================================================================
10/31/99                       $   18.53       $   21.36       $   0.08       $   0.78          20.27%
----------------------------------------------------------------------------------------------------------
10/31/98                           20.10           18.53           0.20           3.25          10.90
----------------------------------------------------------------------------------------------------------
10/31/97                           18.11           20.10           0.30           2.18          27.35
----------------------------------------------------------------------------------------------------------
10/31/96                           16.95           18.11           0.34           1.75          20.58
----------------------------------------------------------------------------------------------------------
10/31/95                           15.77           16.95           0.30           1.60          22.45
----------------------------------------------------------------------------------------------------------
10/31/94                           17.13           15.77           0.28           1.16           0.51
----------------------------------------------------------------------------------------------------------
10/31/93                           15.54           17.13           0.28           0.30          14.13
----------------------------------------------------------------------------------------------------------
10/31/92                           14.70           15.54           0.30           0.42          10.85
----------------------------------------------------------------------------------------------------------
10/31/91                           11.49           14.70           0.32           0.00          31.68
----------------------------------------------------------------------------------------------------------
10/31/90                           12.51           11.49           0.33           0.00          (5.84)
==========================================================================================================
  Total                                                        $   2.73       $  11.44
==========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------


                                    Net Asset Value
                               -------------------------
                               Beginning          End           Income      Capital Gain        Total
Year Ended                      of Year         of Year        Dividends    Distributions     Returns(1)
==========================================================================================================
10/31/99                       $   18.53       $   21.35       $   0.03       $   0.78          19.93%
----------------------------------------------------------------------------------------------------------
10/31/98                           20.10           18.53           0.15           3.25          10.63
----------------------------------------------------------------------------------------------------------
10/31/97                           18.11           20.10           0.25           2.18          27.04
----------------------------------------------------------------------------------------------------------
Inception* -- 10/31/96             17.19           18.11           0.06           0.00           5.72+
==========================================================================================================
  Total                                                        $   0.49       $   6.21
==========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------


                                   Net Asset Value
                               ------------------------
                               Beginning          End           Income      Capital Gain        Total
Year Ended                      of Year         of Year        Dividends    Distributions     Returns(1)
==========================================================================================================
10/31/99                       $   18.48       $   21.16       $   0.00       $   0.78          19.03%
----------------------------------------------------------------------------------------------------------
10/31/98                           20.07           18.48           0.04           3.25           9.85
----------------------------------------------------------------------------------------------------------
10/31/97                           18.09           20.07           0.12           2.18          26.08
----------------------------------------------------------------------------------------------------------
Inception* -- 10/31/96             17.19           18.09           0.04           0.00           5.49+
==========================================================================================================
  Total                                                       $    0.20       $   6.21
==========================================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

--------------------------------------------------------------------------------
The Concert Investment Series                                                 19

--------------------------------------------------------------------------------
                            Growth and Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns (unaudited)
--------------------------------------------------------------------------------

                                               Without Sales Charges(1)
                                       -----------------------------------------
                                       Class 1         Class A         Class B
================================================================================
Year Ended 10/31/99                     20.27%          19.93%          19.03%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99               20.19             N/A             N/A
--------------------------------------------------------------------------------
Ten Years Ended 10/31/99                14.68             N/A             N/A
--------------------------------------------------------------------------------
Inception* through 10/31/99             12.85           20.66           19.75
================================================================================

                                                With Sales Charges(2)
                                       -----------------------------------------
                                       Class 1         Class A         Class B
================================================================================
Year Ended 10/31/99                     10.05%          13.90%          14.03%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99               18.08             N/A             N/A
--------------------------------------------------------------------------------
Ten Years Ended 10/31/99                13.67             N/A             N/A
--------------------------------------------------------------------------------
Inception* through 10/31/99             12.06           18.75           19.32
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns (unaudited)
--------------------------------------------------------------------------------

                                              Without Sales Charges(1)
================================================================================
Class 1 (10/31/89 through 10/31/99)                    293.46%
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/99)                   82.46
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/99)                   78.09
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1 and Class A shares reflect the deduction of the current maximum sales charge of 8.50% and 5.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred.
* Inception date for Class 1 is April 14, 1987. Inception date for Class A and B is August 18, 1996.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Growth and Income Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class 1 Shares of the
Growth and Income Fund vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                          October 1989--October 1999


                                  [LINEGRAPH]


                Growth & Income -- Class 1       Standard & Poor's 500 Index

Oct-89                     9,152                           10,000
Oct-90                     8,618                            9,252
Oct-91                    11,292                           12,343
Oct-92                    12,517                           13,571
Oct-93                    14,286                           15,594
Oct-94                    14,359                           16,197
Oct-95                    17,582                           20,474
Oct-96                    21,200                           25,406
Oct-97                    26,998                           33,562
Oct-98                    29,941                           40,948
Oct-99                    36,009                           51,456

+ Hypothetical illustration of $10,000 invested in Class 1 shares on October 31, 1989, assuming deduction of the maximum 8.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class 1 shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of
 Common Stock*                      Investment Allocation as of October 31, 1999
-------------------------------     --------------------------------------------
[BARGRAPH]                              [PIECHART]

 6.5%     Consumer Non-Durables     0.9% Convertible Preferred Stock
 5.3%     Consumer Services         and Repurchase Agreement
17.0%     Electronic Technology     99.1% Common Stock
 4.0%     Energy Minerals
17.4%     Finance
10.0%     Health Technology
 6.0%     Process Industries
 5.7%     Retail Trade
 7.0%     Technology Services
11.8%     Utilities
 9.3%     Other

* As a percentage of total common stock.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 21

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

The International Equity Fund ("Fund") seeks total return on its assets from growth of capital and income. The Fund invests principally in a diversified portfolio of the equity securities of established non-U.S. issuers. Please keep in mind that investing internationally involves specific risks which Funds that invest in domestic securities are not subject to, such as changes in currency rates, foreign taxation, and differences in accounting and other financial standards.

Portfolio Managers:

Jeffrey J. Russell, CFA
[PHOTO]

Assumed management:
March 17,  1995

(Date the Fund's investment strategy was implemented)

Investment experience:
17 years

Background: Joined Salomon Smith Barney in 1990. Previously with Drexel Burnham Lambert.

Education: B.S., Massachusetts Institute of Technology;
M.B.A., Wharton School of Finance, University of Pennsylvania

James B. Conheady
[PHOTO]

Assumed management:

March 17,  1995
(Date the Fund's investment strategy was implemented)
Investment experience:
More than 35 years

Background: Joined Salomon Smith Barney in 1990. Previously with Drexel Burnham Lambert.

Education: B.S.S., Georgetown University

Fund Update

The Fund's Class A shares advanced 70.22%, without sales charges, during the year ended October 31, 1999, substantially outperforming the 23.03% gain of the MSCI EAFE Index. Of course, past performance is not indicative of future results. (The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Australia, New Zealand and countries in the Far East. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.)

In our view, the Fund's better performance versus its Index was due to the Portfolio's Asian, Canadian and European growth stocks and due to the solid performance of middle to smaller capitalization stocks during 1999 compared with the prior two years. The strength of the Japanese yen also helped our return.

International stock markets performed well compared to the U.S. market during the past twelve months as many of the negative influences of 1998 dissipated. Prompt policy responses by central financial institutions stemmed many of the anxieties of last year. Ample financial liquidity fueled genuine recovery in many troubled economies and subsequent financial market rallies.

The composition of the Fund shifted over the past year, the result of an increased commitment to Asian stocks as we took profits in select European stocks consistent with our efforts to help minimize risk. As of October 31, 1999, the Fund's assets were allocated 52% in Europe, 34% in Asia and 12% in Canada, Latin America, and other emerging markets.

For many years, large-capitalization, U.S. growth stocks have led global financial markets. In recent months, however, international markets have assumed leadership and provided strong absolute and relative returns. In our view, the opportunities over the next several years, as measured by growth, structural change and valuation, bode well for the performance of international stocks.

Please see pages twenty-three and twenty-four for additional Fund performance information.

--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
                           International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class 1 Shares
--------------------------------------------------------------------------------


                                   Net Asset Value
                               ------------------------
                               Beginning          End            Income          Total
Year Ended                      of Year         of Year        Dividends       Returns(1)
===========================================================================================
10/31/99                       $   19.06       $   32.57       $   0.00          70.88%
-------------------------------------------------------------------------------------------
10/31/98                           18.16           19.06           0.00           4.96
-------------------------------------------------------------------------------------------
10/31/97                           16.52           18.16           0.00           9.99
-------------------------------------------------------------------------------------------
Inception*-- 10/31/96              16.00           16.52           0.00           3.25+
===========================================================================================
  Total                                                        $   0.00
===========================================================================================


--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                   Net Asset Value
                               ------------------------
                               Beginning          End            Income          Total
Year Ended                      of Year         of Year        Dividends       Returns(1)
===========================================================================================
10/31/99                       $   18.94       $   32.24       $   0.00          70.22%
-------------------------------------------------------------------------------------------
10/31/98                           18.14           18.94           0.00           4.41
-------------------------------------------------------------------------------------------
10/31/97                           16.54           18.14           0.00           9.74
-------------------------------------------------------------------------------------------
10/31/96                           13.86           16.54           0.00          19.34
-------------------------------------------------------------------------------------------
Inception*-- 10/31/95              11.81           13.86           0.00          16.28(2)+
===========================================================================================
  Total                                                        $   0.00
===========================================================================================


--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------


                                   Net Asset Value
                               ------------------------
                               Beginning          End            Income          Total
Year Ended                      of Year         of Year        Dividends       Returns(1)
===========================================================================================
10/31/99                       $   18.44       $   31.16       $   0.00          68.98%
-------------------------------------------------------------------------------------------
10/31/98                           17.81           18.44           0.00           3.54
-------------------------------------------------------------------------------------------
10/31/97                           16.36           17.81           0.00           8.93
-------------------------------------------------------------------------------------------
10/31/96                           13.79           16.36           0.00          18.64
-------------------------------------------------------------------------------------------
Inception*--10/31/95               11.81           13.79           0.00          15.69(2)+
===========================================================================================
  Total                                                        $   0.00
===========================================================================================


It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
The Concert Investment Series                                                 23

--------------------------------------------------------------------------------
                           International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns (unaudited)
--------------------------------------------------------------------------------

                                                Without Sales Charges(1)
                                       -----------------------------------------
                                       Class 1        Class A(2)      Class B(2)
================================================================================
Year Ended 10/31/99                     70.88%          70.22%          68.98%
--------------------------------------------------------------------------------
Inception* through 10/31/99             24.61           23.99           23.08
================================================================================

                                                 With Sales Charges(3)
                                       -----------------------------------------
                                       Class 1        Class A(2)      Class B(2)
================================================================================
Year Ended 10/31/99                     56.36%          61.69%          63.98%
--------------------------------------------------------------------------------
Inception* through 10/31/99             21.23           22.62           22.98
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns (unaudited)
--------------------------------------------------------------------------------

                                               Without Sales Charges(1)
================================================================================
Class 1 (Inception* through 10/31/99)                  103.56%
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/99)(2)               170.47
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/99)(2)               161.41
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.
(2) For the purpose of calculating performance, the Fund's inception date is March 17, 1995 (date the Fund's investment strategy was implemented).
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1 and Class A shares reflect the deduction of the current maximum sales charge of 8.50% and 5.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred.
* Inception date for Class 1 is August 8, 1996. Inception date for Class A and B is February 21, 1995.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
International Equity Fund at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class A and B Shares of the
International Equity Fund vs. MSCI EAFE Index+
--------------------------------------------------------------------------------

                                    [CHART]

                            March 1995--October 1999

             International Equity     International Equity
                 Fund -- Class           Fund -- Class B      MSCI EAFE Index

 3/17/95             9,453                    10,000               10,000
10/31/95            10,991                    11,069                9,993
10/31/96            13,109                    13,316               11,073
10/31/97            14,385                    14,641               11,618
10/31/98            15,020                    15,270               12,755
10/31/99            25,567                    26,041               15,694

+ Hypothetical illustration of $10,000 invested in Class A and B shares at inception on March 17, 1995 (date the Fund's investment strategy was implemented), assuming deduction of the maximum 5.50% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% CDSC for Class B shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Australia, New Zealand and countries in the Far East. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other class may be greater or less than the Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

         [CHART]                                  [CHART]

Diversification by Country*      Investment Allocation as of October 31, 1999
-----------------------------    --------------------------------------------

 8.7%    Canada                  1.7% Repurchase Agreement

 3.5%    France                  98.3% Common Stock

 5.5%    Germany

 3.2%    Hong Kong

28.3%    Japan

 3.9%    Netherlands

 5.0%    Norway

 3.9%    Sweden

 2.9%    Switzerland

19.8%    United Kingdom

15.3%    Other


* As a percentage of total common stock.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 25

--------------------------------------------------------------------------------
Mid Cap Fund
--------------------------------------------------------------------------------

The Mid Cap Fund ("Fund") seeks capital appreciation. The Fund invests primarily in equity securities of medium-sized companies, which are companies with market capitalizations within the range of those companies included in the Standard & Poor's 400 Index at the time of investment./1/

Portfolio Manager:

Lawrence B. Weissman, CFA

[PHOTO]

Commencement of Operations:
March 15, 1999

Investment experience:
15 years

Background: Joined Salomon Smith Barney in 1997. Previously with Neuberger & Berman and TIAA-CREF.

Education: B.S., Cornell University;
M.B.A., Columbia University

Fund Update/2/

Since it began on March 15, 1999, the Fund's Class A shares have produced a return of 5.35%, without sales charges, while the Standard & Poor's ("S&P") MidCap 400 Index has risen 9.20%. (The S&P MidCap 400 Index is a widely recognized index of 400 medium-capitalization stocks. The index is unmanaged and not subject to the same management and trading expenses of a mutual fund.) However, despite the heavy transaction costs of building a portfolio during a market rally, the Fund's performance was competitive with the Standard & Poor's 500 Index ("S&P 500"), which gained 4.5% over the same period. (The S&P 500 is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 include reinvestment of dividends and capital gains. The index is unmanaged and not subject to the same management and trading expenses of a mutual fund.)

We have progressively built what we believe is a portfolio of high-quality, well-positioned companies at attractive prices. Conceptually, we seek to take advantage of the tremendous price differences between large- and middle-capitalization companies without taking on a lot of undue risk. To accomplish this goal, we adhere to an investment approach that focuses on companies with significant advantages and excellent competitive positions in the marketplace. In our view, many of these companies are leaders in their respective fields and are poised to take advantage of their leadership. We also look for consistent growth, products with leadership positions, strong management, positive cash flow and high return on equity as factors in determining whether to invest in a prospective company.

Because large-capitalization stocks have outperformed middle-capitalization stocks since the beginning of 1994, the relative valuations of middle-capitalization companies are at the lowest they have been since 1990. At the same time, earnings for mid-cap companies relative to large-cap companies have started to accelerate. Historically, these factors have usually led to outperformance of mid-cap stocks. Indeed, since the Fund began, mid-cap stocks have outperformed large-cap stocks, and we expect this trend to continue in the coming months.

In addition to strong fundamentals, we think that the other drivers of mid-cap performance include increasing institutional ownership, greater coverage by Wall Street analysts and higher merger and acquisition activity. In fact, we have already seen these trends impact many of the stocks we own.

Currently, the Fund's largest concentrations are in computer software, electronics and finance. We believe that the financial sector, which has been under pressure


---------------
/1/ Because the Fund invests primarily in medium-capitalization companies, an investment in the Fund may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large-capitalization companies. Medium-capitalization companies may have more limited product lines, markets and financial resources than large-capitalization companies. They may have shorter operating histories and more erratic businesses, although they generally have more established businesses than small-capitalization companies. The prices of medium-capitalization company stocks tend to be more volatile than the prices of large-capitalization company stocks.
/2/ As of October 31, 1999, the companies cited in this section represented a percentage of the Fund's total investments (i.e. Providian (1.9%), Capital One (1.6%), Countrywide Credit (1.3%), Sepracor (2.9%), FactSet Research (2.8%) and Electronic Arts (2.3%)).

--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders
pressure this year due to rising interest rates, provides the best risk and return trade-off of any sector in the market today. As a result, we have been increasing our weighting in this category. As interest rate fears begin to subside, we believe our investment in market leaders such as Providian, Capital One and Countrywide Credit are in an excellent position to benefit from renewed investor interest./3/

One of our goals in the Fund is to build a portfolio that follows a growth-oriented strategy with potentially lower risk. We look to buy leaders in their respective industries. For example, Sepracor is the leader in drug redevelopment, FactSet Research is the highest quality provider of online integrated database services to the financial community and Electronic Arts is the leading producer of entertainment software. In simple terms, we invest in what we consider to be tomorrow's blue-chips, companies that have the best chance of becoming high-quality, large-cap companies in the future.

Please see page twenty-eight for additional Fund performance information.

Thank you for investing with us. We look forward to helping you achieve your financial goals in the coming years.

------------
/3/  Please note that the Fund's holdings are subject to change.

--------------------------------------------------------------------------------
The Concert Investment Series                                                 27

--------------------------------------------------------------------------------
                                  Mid Cap Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class 1 Shares
--------------------------------------------------------------------------------

                                  Net Asset Value
                             ----------------------------
                              Beginning           End           Income         Capital Gain         Total
Period Ended                  of Period        of Period       Dividends       Distributions      Return(1)
=============================================================================================================
Inception* -- 10/31/99         $11.44            $12.03          $0.00             $0.00            5.16%+
=============================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                   Net Asset Value
                             ----------------------------
                              Beginning           End           Income         Capital Gain         Total
Period Ended                  of Period        of Period       Dividends       Distributions      Return(1)
=============================================================================================================
Inception* -- 10/31/99         $11.40            $12.01          $0.00             $0.00            5.35%+
=============================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                   Net Asset Value
                             ----------------------------
                              Beginning           End           Income         Capital Gain         Total
Period Ended                  of Period        of Period       Dividends       Distributions      Return(1)
=============================================================================================================
Inception*-- 10/31/99          $11.44            $11.97          $0.00             $0.00            4.63%+
=============================================================================================================
It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                            Without Sales Charges(1)
                                  ----------------------------------------------
                                   Class 1           Class A           Class B
================================================================================
Inception* through 10/31/99+        5.16%             5.35%             4.63%
================================================================================

                                              With Sales Charges(2)
                                  ----------------------------------------------
                                   Class 1           Class A           Class B
================================================================================
Inception* through 10/31/99+       (3.76)%            0.08%            (0.37)%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1 and Class A shares reflect the deduction of the current maximum sales charge of 8.50% and 5.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred.
* Inception date for Class 1 and B is March 16, 1999. Inception date for Class A is March 15, 1999.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Mid Cap Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
Mid Cap Fund vs. Standard & Poor's MidCap 400 Index+
--------------------------------------------------------------------------------

                                    [GRAPH]

                            March 1999--October 1999

                 Mid Cap Fund\Class A      Standard & Poor's\Mid Cap 400 Index

 3/15/99                 9,500                           10,000
  Mar-99                 9,508                           10,008

  Apr-99                 9,808                           10,797

  May-99                 9,500                           10,844

  Jun-99                10,075                           11,423

  Jul-99                 9,908                           11,181

  Aug-99                 9,600                           10,799

  Sep-99                 9,500                           10,465

10/31/99                10,008                           10,999

+ Hypothetical illustration of $10,000 invested in Class A shares on March 15, 1999 (inception date), assuming deduction of the maximum 5.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index") is a widely recognized index of 400 medium-capitalization stocks. Figures for the S&P MidCap 400 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*      Investment Allocation as of October 31, 1999
-------------------------------------------    --------------------------------------------
  6.6%  Broadcast Media                        [CHART]
  4.6%  Communications
 14.0%  Computer Software                      18.1% Repurchase Agreement
  9.1%  Electronics - Components
  8.7%  Finance                                81.9% Common Stock
  7.4%  Health Care - Drugs
  3.4%  Insurance
  5.2%  Oilfield Services
  3.4%  Services & Publishing
  3.6%  Telecommunications
 34.0%  Other

* As a percentage of total common stock.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 29

--------------------------------------------------------------------------------
Municipal Bond Fund
--------------------------------------------------------------------------------
The Municipal Bond Fund ("Fund") seeks as high a level of current interest income exempt from federal income tax as is consistent with the preservation of capital. The Fund invests in a diversified portfolio consisting principally of municipal bonds, which are obligations issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Tax-exempt means that the bonds pay interest that is excluded from gross income for federal income tax purposes. /1/

Portfolio Manager:
Joseph P. Deane

[PHOTO]

Assumed management:
December 31, 1997

Investment experience:
More than 25 years

Background: Served as head of tax-exempt fixed-income mutual funds at Hutton Asset Management from 1981 to 1988. Prior to that, he was an institutional municipal bond salesman at E.F. Hutton Co. Inc.

Education: B.A., History, Iona College

Fund Update

For the year ended October 31, 1999, the Fund's Class A shares returned negative 4.58% without sales charges. In comparison, the unmanaged Lehman Brothers Municipal Bond Index generated a total return of negative 1.77% during the same period. (The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of bonds which are all investment-grade, fixed-rate, long-term maturities (greater than one year) and are selected from issues larger than $50 million dated since January 1991. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.)

Over the twelve months covered by this report, the Fund distributed income dividends totaling $0.65 and a capital gain of $0.23 per Class A share. Based on a net asset value ("NAV") of $12.90, the annualized distribution rate for Class A shares was 5.12%. /2/

As of October 31, 1999, the Fund's average weighted maturity was 17.9 years. Moreover, at the end of October, approximately 92.7% of the Fund's holdings were rated investment grade (BBB/Baa and higher) by either Standard & Poor's Ratings Service or Moody's Investors Service, Inc., with about 65.7% of the Fund invested in AAA bonds, the highest possible rating. (Standard & Poor's and Moody's are two major credit-reporting and bond-rating agencies.)

In our opinion, the bond markets have recently been held back primarily due to concerns about the strength of the U.S. economy and the potential for additional monetary policy tightening by the Fed. Against this backdrop, yields on long-term municipal bonds have moved up significantly in recent months. Indeed, since the most recent peak in late June, the yield on current coupon long-term U.S. Treasury bonds is up roughly 20 basis points. (A basis point is 1/100 of one percentage point.) Over that same period, the yield on long-term municipals was up more than 50 basis points. Taking a slightly longer view, long-term municipal yields are up roughly 90 basis points from their recent lows in late January.


------------
/1/ Some income may be subject to the Federal Alternative Minimum Tax ("AMT") for certain shareholders. Income from Federally tax-free funds may be subject to state and local taxes. Capital gains, if any, are subject to federal, state and local taxes.

/2/ This annualized distribution rate assumes a current monthly income dividend rate of $0.055 per share for twelve months.

--------------------------------------------------------------------------------
30                                            1999 Annual Report to Shareholders

While the Fed raised the federal funds rate at its November 16, 1999 Federal Open Market Committee ("FOMC") meeting, we do not expect long-term rates to move appreciably higher. Because institutional demand has virtually disappeared, municipal bond yields have moved up relative to U.S. Treasury yields. With long-term municipal yields close to 6% and the yield curve steep, extending our maturities in the Fund may be a prudent strategy. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.)

Please see pages thirty-two and thirty-three for additional Fund performance information. Thank you for investing in the Municipal Bond Fund.

--------------------------------------------------------------------------------
The Concert Investment Series                                               31

--------------------------------------------------------------------------------
                              Municipal Bond Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class 1 Shares
--------------------------------------------------------------------------------


                                    Net Asset Value
                               -------------------------

                               Beginning          End           Income      Capital Gain       Total
Year Ended                      of Year         of Year        Dividends    Distributions    Returns(1)
=========================================================================================================
10/31/99                       $   14.41       $   12.90       $   0.69       $   0.23         (4.34)%
---------------------------------------------------------------------------------------------------------
10/31/98                           14.21           14.41           0.66           0.13          7.20
---------------------------------------------------------------------------------------------------------
10/31/97                           13.83           14.21           0.66           0.04          8.04
---------------------------------------------------------------------------------------------------------
10/31/96                           13.77           13.83           0.71           0.04          6.09
---------------------------------------------------------------------------------------------------------
10/31/95                           12.89           13.77           0.73           0.00         12.72
---------------------------------------------------------------------------------------------------------
10/31/94                           14.07           12.89           0.71           0.00         (3.38)
---------------------------------------------------------------------------------------------------------
10/31/93                           13.03           14.07           0.73           0.00         13.84
---------------------------------------------------------------------------------------------------------
10/31/92                           12.84           13.03           0.75           0.00          7.57
---------------------------------------------------------------------------------------------------------
10/31/91                           12.18           12.84           0.75           0.00         11.79
---------------------------------------------------------------------------------------------------------
10/31/90                           12.37           12.18           0.77           0.00          4.77
=========================================================================================================
  Total                                                        $   7.16       $   0.44
=========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------


                                   Net Asset Value
                              -------------------------
                               Beginning          End           Income      Capital Gain       Total
Year Ended                      of Year         of Year        Dividends    Distributions    Returns(1)
=========================================================================================================
10/31/99                       $   14.41       $   12.90       $   0.65       $   0.23         (4.58)%
---------------------------------------------------------------------------------------------------------
10/31/98                           14.21           14.41           0.63           0.13          6.93
---------------------------------------------------------------------------------------------------------
10/31/97                           13.83           14.21           0.63           0.04          7.77
---------------------------------------------------------------------------------------------------------
Inception* -- 10/31/96             13.78           13.83           0.10           0.00          1.12+
=========================================================================================================
  Total                                                        $   2.01       $   0.40
=========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------


                                   Net Asset Value
                               ------------------------
                               Beginning          End           Income      Capital Gain       Total
Year Ended                      of Year         of Year        Dividends    Distributions    Returns(1)
=========================================================================================================
10/31/99                       $   14.39       $   12.88       $   0.55       $   0.23         (5.30)%
---------------------------------------------------------------------------------------------------------
10/31/98                           14.20           14.39           0.52           0.13          6.10
---------------------------------------------------------------------------------------------------------
10/31/97                           13.82           14.20           0.52           0.04          6.98
---------------------------------------------------------------------------------------------------------
Inception* -- 10/31/96             13.78           13.82           0.09           0.00          0.93+
=========================================================================================================
  Total                                                        $   1.68       $   0.40
=========================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------

32                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
                              Municipal Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns (unaudited)
--------------------------------------------------------------------------------

                                              Without Sales Charges(1)
                                       -----------------------------------------
                                       Class 1         Class A         Class B
================================================================================
Year Ended 10/31/99                    (4.34)%         (4.58)%         (5.30)%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99               5.79             N/A             N/A
--------------------------------------------------------------------------------
Ten Years Ended 10/31/99                6.26             N/A             N/A
--------------------------------------------------------------------------------
Inception* through 10/31/99             6.57            3.37            2.57
================================================================================


                                               With Sales Charges(2)
                                       -----------------------------------------
                                       Class 1         Class A         Class B
================================================================================
Year Ended 10/31/99                    (8.89)%         (8.88)%         (9.33)%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99               4.77             N/A             N/A
--------------------------------------------------------------------------------
Ten Years Ended 10/31/99                5.75             N/A             N/A
--------------------------------------------------------------------------------
Inception* through 10/31/99             6.12            1.89            2.02
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns (unaudited)
--------------------------------------------------------------------------------
                                               Without Sales Charges(1)
================================================================================
Class 1 (10/31/89 through 10/31/99)                    83.60%
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/99)                  11.19
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/99)                   8.48
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1 and Class A shares reflect the deduction of the current maximum sales charge of 4.75% and 4.50%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year of purchase and thereafter by 1.00% per year until no CDSC is incurred.
* Inception date for Class 1 is July 13, 1988. Inception date for Class A and B is August 18, 1996.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
The Concert Investment Series                                                 33

--------------------------------------------------------------------------------
Municipal Bond Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class 1 Shares of the
Municipal Bond Fund vs. Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------

                           October 1989--October 1999

          Municipal Bond Fund                   Lehman Brothers
               -- Class 1                    Municipal Bond Index

Oct-89           9,523                               10,000
Oct-90           9,977                               10,844
Oct-91          11,153                               12,163
Oct-92          11,998                               13,183
Oct-93          13,659                               15,040
Oct-94          13,197                               14,386
Oct-95          14,876                               16,521
Oct-96          15,783                               17,463
Oct-97          17,051                               18,947
Oct-98          18,278                               20,467
Oct-99          17,484                               20,105

+ Hypothetical illustration of $10,000 invested in Class 1 shares on October 31, 1989, assuming deduction of the maximum 4.75% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of bonds which are all investment grade, fixed rate, long-term maturities (greater than one year) and are selected from issues larger than $50 million dated since January 1991. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class 1 shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


Diversification By State*        Summary of Investments by Combined Ratings
---------------------------      -----------------------------------------------

[BARCHART]

 3.8%   California                               Standard         Percentage of
 6.8%   Colorado                 Moody's        & Poor's       Total Investments
 3.8%   Illinois                 -----------------------------------------------
   5%   Massachusetts
 4.3%   Missouri                   Aaa            AAA                65.7%
 3.2%   New Jersey                  Aa             AA                 8.8
13.9%   New York                    A              A                 10.9
 8.1%   Ohio                       Baa            BBB                 7.3
 9.9%   Pennsylvania                NR             NR                 7.3
17.1%   Texas                                                       -----
24.1%   Other                                                       100.0%
                                                                    =====

* As a percentage of total investments
--------------------------------------------------------------------------------
34                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments                                       October 31, 1999
--------------------------------------------------------------------------------
                              Emerging Growth Fund

  SHARES                          SECURITY                            VALUE
================================================================================
COMMON STOCK -- 94.2%

Auto & Transportation -- 1.9%
   25,800   Airborne Freight Corp.                                 $ 554,700
   21,700   CNF Transportation, Inc.                                 717,456
   14,900   Federal Mogul Corp.+                                     374,362
   53,200   Gentex Corp.+*                                           914,375
   30,300   Hayes Lemmerz International, Inc.*                       655,238
   35,400   Mesaba Holdings, Inc.*                                   407,100
   18,300   SkyWest, Inc.                                            454,069
   36,000   Superior Industries International, Inc.                  960,750
   10,500   US Airways Group, Inc.*                                  294,000
--------------------------------------------------------------------------------
                                                                   5,332,050
--------------------------------------------------------------------------------
Consumer Discretionary -- 17.8%
   28,700   Action Performance Co., Inc.+*                           583,866
   40,200   Apollo Group, Inc., Class A Shares+*                   1,057,762
   34,400   Barnes & Noble, Inc.*                                    715,950
   31,900   bebe Stores, Inc.+*                                      841,362
   26,600   Blyth Industries, Inc.*                                  666,662
  102,700   The Bombay Co., Inc.*                                    423,637
   37,000   Borders Group, Inc.+*                                    481,000
   36,400   Brinker International, Inc.*                             848,575
   27,500   CD Radio, Inc.+*                                         701,250
   51,900   CEC Entertainment, Inc.*                               1,664,044
   18,800   Central Newspapers, Inc., Class A Shares                 807,225
   31,600   Checkfree Holdings Corp.+*                             1,181,050
   48,400   Church & Dwight Co., Inc.                              1,261,425
   18,400   Claire's Stores, Inc.                                    324,300
   36,200   Complete Business Solutions, Inc.*                       524,900
  110,600   CompUSA Inc.*                                            629,037
   17,300   Consolidated Graphics, Inc.*                             346,000
   28,400   Cox Radio, Inc., Class A Shares*                       1,988,000
   37,500   Day Runner, Inc.*                                        276,562
   51,000   Dial Corp.                                             1,192,125
   18,400   Dollar Tree Stores, Inc.*                                801,550
   19,500   Emmis Communications Corp., Class A Shares+*           1,406,438
   42,300   Ethan Allen Interiors Inc.                             1,504,294
   88,800   Family Dollar Stores, Inc.                             1,831,500
   38,300   Family Golf Centers, Inc.+*                               62,237
   52,000   Furniture Brands International Inc.*                   1,007,500
   71,700   Group Maintenance America Corp.*                         690,113
   21,800   Houghton Mifflin Co.                                     923,775
   62,600   Interim Services Inc.*                                 1,028,987
   52,100   International Game Technology*                           970,363
   56,200   Jack in the Box Inc.*                                  1,352,313
   43,500   Jones Apparel Group, Inc.*                             1,375,688
   40,000   Jostens, Inc.                                            845,000
   44,600   Launch Media Inc.*                                       485,025
   34,400   Linens `n Things, Inc.*                                1,367,400
   74,700   Mandalay Resort Group*                                 1,391,288

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                35

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                              Emerging Growth Fund

  SHARES                          SECURITY                            VALUE
================================================================================
Consumer Discretionary -- 17.8% (continued)
   57,600   The Men's Wearhouse, Inc.*                           $ 1,263,600
   35,800   Metamor Worldwide, Inc.*                                 675,725
   40,400   Navigant Consulting, Inc.*                             1,153,925
   19,700   Outback Steakhouse, Inc.*                                453,100
   54,887   Pacific Sunwear of California, Inc.*                   1,656,901
   27,800   Performance Food Group Co.*                              754,075
   38,100   Pre-Paid Legal Services Inc.*                            923,925
   27,450   Regis Corp.                                              509,541
   46,700   Rent-Way, Inc.*                                          776,387
   45,800   Ross Stores, Inc.                                        944,625
   91,000   Samsonite Corp.+*                                        546,000
   49,000   Shaw Industries, Inc.                                    756,438
   19,300   Sotheby's Holdings, Inc., Class A Shares                 553,669
   27,788   Starwood Hotels & Resorts Worldwide, Inc.                637,387
   26,100   Tupperware Corp.                                         517,106
   27,100   United Stationers, Inc.*                                 691,050
   37,400   Valassis Communications, Inc.*                         1,608,200
   33,600   Williams Sonoma, Inc.*                                 1,806,000
--------------------------------------------------------------------------------
                                                                  49,785,857
--------------------------------------------------------------------------------

Consumer Staples -- 0.6%
   37,300   Earthgrains Co.                                          850,906
   41,300   Smithfield Foods, Inc.*                                  939,575
--------------------------------------------------------------------------------
                                                                   1,790,481
--------------------------------------------------------------------------------

Finance -- 9.4%
   48,600   Affiliated Managers Group, Inc.*                       1,300,050
  106,500   AmeriCredit Corp.*                                     1,850,437
   12,300   Astoria Financial Corp.                                  442,800
   18,700   Commerce Bancorp, Inc.                                   837,994
   34,000   Community First Bankshares, Inc.                         647,062
   15,200   Cullen Frost Bankers, Inc.                               438,900
   18,700   Dain Rauscher Corp.                                    1,003,956
   60,400   Doral Financial Corp.                                    773,875
   29,500   Eaton Vance Corp.                                      1,008,531
   27,910   Fidelity National Financial, Inc.                        437,838
   17,800   The FINOVA Group, Inc.                                   784,313
   27,400   FPIC Insurance Group Inc.*                               434,975
   14,200   Greater Bay Bancorp                                      521,850
   28,300   GreenPoint Financial Corp.                               806,550
   43,700   HCC Insurance Holdings, Inc.                             491,625
   36,500   HSB Group, Inc.                                        1,396,125
   24,500   Hudson United Bancorp+                                   770,219
   29,300   Metris Cos. Inc.                                       1,009,019
   24,700   National Commerce Bancorporation                         617,500
   53,600   North Fork Bancorporation, Inc.                        1,108,850
   36,500   Oriental Financial Group Inc.                            825,813
   29,600   Peoples Heritage Financial Group, Inc.                   562,400
   27,100   Premier Bancshares, Inc.                                 477,637
   29,700   Queens County Bancorp Inc.                               933,694



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
36                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                              Emerging Growth Fund


  SHARES                          SECURITY                            VALUE
================================================================================
Finance -- 9.4% (continued)
   23,400   Radian Group Inc.                                    $ 1,235,812
   18,600   S1 Corp.*                                                747,488
   17,300   Silicon Valley Bancshares*                               564,413
   16,400   Southwest Securities Group, Inc.                         390,525
   44,500   Sovereign Bancorp, Inc.+                                 392,156
   28,150   Triangle Bancorp, Inc.                                   647,450
   47,400   United Bankshares Inc.                                 1,167,225
   25,400   Zions Bancorporation                                   1,497,013
--------------------------------------------------------------------------------
                                                                  26,124,095
--------------------------------------------------------------------------------
Health Care -- 13.9%
   18,600   Affymetrix, Inc.*                                      1,639,125
   66,800   AmeriPath, Inc.*                                         494,737
   24,500   Andrx Corp.+*                                          1,169,875
   48,600   Bergen Brunswig Corp., Class A Shares                    346,275
   45,200   Biomet, Inc.                                           1,361,650
   34,500   CareMatrix Corp.*                                         69,000
   38,000   Cooper Cos., Inc.                                        950,000
  106,500   Covance Inc.*                                          1,031,719
   41,200   Enzon, Inc.+*                                          1,207,675
   25,900   Forest Laboratories, Inc., Class A Shares*             1,188,163
   19,700   Genzyme Corp.+*                                          753,525
    3,490   Genzyme Surgical Products*                                18,759
   29,600   Gilead Sciences Inc.*                                  1,870,350
   63,200   Hanger Orthopedic Group Inc.*                            778,150
   24,200   Human Genome Sciences, Inc.*                           2,114,475
   46,400   ICOS Corp.*                                            1,331,100
   19,700   IDEC Pharmaceuticals Corp.*                            2,288,894
   85,300   InfoCure Corp.*                                        1,343,475
   37,250   Jones Pharma Inc.                                      1,154,750
   84,800   Ligand Pharmaceuticals Corp., Class B Shares*            694,300
   13,600   Manor Care Inc.*                                         214,200
   46,750   Medicis Pharmaceuticals Corp., Class A Shares*         1,425,875
   38,400   MedQuist Inc.*                                         1,228,800
   31,600   Millennium Pharmaceuticals, Inc.*                      2,215,950
   35,400   Mylan Laboratories Inc.                                  634,988
   27,800   Ocular Sciences, Inc.*                                   510,825
   59,400   Omnicare, Inc.                                           549,450
   33,700   Pharmaceutical Product Development, Inc.*                339,106
   60,125   PSS World Medical, Inc.*                                 465,969
   32,000   Quintiles Transnational Corp.*                           594,000
   34,050   Res-Care, Inc.+*                                         495,853
   42,700   Roberts Pharmaceutical Corp.*                          1,377,075
   13,200   Sepracor, Inc.+*                                       1,098,075
  196,900   SICOR Inc.*                                              935,275
   32,900   STERIS Corp.*                                            437,981
   39,300   Sunrise Assisted Living, Inc.*                           432,300
   46,600   Sybron International Corp.+*                           1,109,663
   32,100   Transkaryotic Therapies, Inc.*                         1,492,650

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                37

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                              Emerging Growth Fund


  SHARES                          SECURITY                            VALUE
================================================================================
Health Care -- 13.9% (continued)
   55,400   United Payors & United Providers, Inc.*                $ 931,413
   13,600   Universal Health Services, Inc., Class B Shares*         399,500
--------------------------------------------------------------------------------
                                                                  38,694,945
--------------------------------------------------------------------------------
Materials & Processing -- 4.1%
  104,900   Airgas, Inc.*                                            996,550
   29,500   Centex Construction Products, Inc.                     1,049,094
   20,000   Cousins Properties, Inc.                                 633,750
   21,400   Federal Realty Investment Trust                          389,213
   27,700   Mueller Industries, Inc.*                                884,669
   31,200   NL Industries, Inc.                                      360,750
   20,900   NVR, Inc.*                                               856,900
   23,900   Reckson Associates Realty Corp.                          442,150
   17,800   The Rouse Co.                                            393,825
   47,100   Spartech Corp.                                         1,348,238
   57,250   Stillwater Mining Co.*                                 1,152,156
   29,000   Tredegar Corp.                                           636,187
   16,000   USG Corp.                                                793,000
   29,100   Vornado Realty Trust                                     922,106
   56,500   Wausau-Mosinee Paper Corp.                               713,313
--------------------------------------------------------------------------------
                                                                  11,571,901
--------------------------------------------------------------------------------
Other Energy -- 2.4%
   42,600   Barrett Resources Corp.*                               1,429,762
   36,100   Basin Exploration, Inc.*                                 593,394
   14,900   Devon Energy Corp.+                                      579,238
   43,700   Friede Goldman Halter, Inc.+*                            404,225
   26,164   Ocean Energy Inc.*                                       240,382
   37,000   Plains Resources Inc.*                                   635,938
   44,700   R&B Falcon Corp.*                                        555,956
   47,300   Rowan Cos., Inc.*                                        736,106
   41,500   Weatherford International, Inc.*                       1,405,812
--------------------------------------------------------------------------------
                                                                   6,580,813
--------------------------------------------------------------------------------
Producer Durables -- 4.9%
   38,200   Allied Waste Industries, Inc.*                           401,100
   23,600   Briggs & Stratton Corp.                                1,379,125
   22,200   C&D Technology, Inc.                                     713,175
   21,200   Carlisle Cos. Inc.                                       704,900
   44,200   CommScope Inc.*                                        1,762,475
   29,300   Crane Co.                                                598,819
   62,100   Howmet International Inc.*                               915,975
   17,700   Jacobs Engineering Group, Inc.*                          628,350
   40,500   Kellstrom Industries, Inc.*                              334,125
   39,200   The Kroll-O'Gara Co.*                                    622,300
   31,500   Lennar Corp.                                             517,781
   37,700   The Manitowoc Co., Inc.                                1,126,288
   49,700   Mettler-Toledo International Inc.*                     1,481,681
   12,600   Millipore Corp.                                          401,625

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
38                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                              Emerging Growth Fund


  SHARES                          SECURITY                            VALUE
================================================================================
Producer Durables -- 4.9% (continued)
   17,000   Nordson Corp.                                          $ 753,312
   36,100   PerkinElmer, Inc.                                      1,473,331
--------------------------------------------------------------------------------
                                                                  13,814,362
--------------------------------------------------------------------------------

Technology -- 36.2%
   25,500   24/7 Media, Inc.*                                      1,101,281
   27,700   Adobe Systems Inc.                                     1,937,269
   30,000   ADTRAN, Inc.*                                          1,113,750
    3,000   Allegiance Telcom, Inc.*                                 207,000
   67,400   American Management Systems, Inc.*                     1,743,975
   53,200   American Xtal Technology, Inc.+*                         688,275
   92,500   Amkor Technology, Inc.+*                               1,867,344
   32,100   Anixter International Inc.*                              670,087
   80,100   AnswerThink Consulting Group, Inc.+*                   1,321,650
   71,600   Aspen Technology, Inc.*                                  912,900
   28,400   Autodesk, Inc.                                           532,500
   36,200   AVT Corp.*                                             1,212,700
   20,000   Black Box Corp.*                                       1,015,000
  302,000   Brightpoint, Inc.*                                     2,368,813
   35,800   BroadVision, Inc.*                                     2,613,400
   47,300   C-Cube Microsystems Inc.*                              2,104,850
   41,500   CACI International Inc., Class A Shares*                 889,656
   26,700   Carrier Access Corp.*                                  1,319,981
   15,122   Ciber, Inc.+*                                            246,678
   49,000   Cognizant Tech Solutions Corp.*                        2,250,938
   25,300   Concentric Network Corp.*                                648,313
   14,500   Concord Communications, Inc.*                            753,094
   27,200   Covad Communications Group*                            1,305,600
   18,500   CSK Auto Corp.*                                          330,688
   33,900   CTS Corp.                                              1,917,469
   79,700   Cypress Semiconductor Corp.+*                          2,037,331
   27,600   Diamond Technology Partners, Inc., Class A Shares+*    1,783,650
   40,900   The DII Group, Inc.*                                   1,472,400
   13,500   DST Systems, Inc.*                                       859,781
   39,500   Dycom Industries, Inc.*                                1,286,219
   48,700   E*TRADE Group, Inc.+*                                  1,159,669
   24,400   Electro Scientific Industries, Inc.*                   1,317,600
   21,100   Electronic Arts, Inc.*                                 1,705,144
   43,000   Etec Systems, Inc.*                                    1,642,063
   46,500   Fiserv, Inc.*                                          1,488,000
   42,200   Genesys Telecommunication Laboratories, Inc.*          2,073,075
   31,400   Go2Net, Inc.+*                                         2,209,775
   31,200   Hadco Corp.*                                           1,146,600
   10,400   hi/fn, Inc.+*                                            377,650
   21,945   Hyperion Solutions Corp.*                                534,909
   47,800   IMRglobal Corp.*                                         489,950
  155,100   Informix Corp.*                                        1,182,638
    6,800   Infoseek Corp.*                                          215,475
   43,300   Intelligroup, Inc.+*                                     433,000
   45,800   Inter-Tel, Inc.                                          727,075


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                39

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                              Emerging Growth Fund


  SHARES                          SECURITY                            VALUE
================================================================================
Technology -- 36.2% (continued)
   69,300   InterVoice-Brite, Inc.*                                $ 857,588
   47,000   ISS Group, Inc.*                                       1,791,875
   28,500   Lam Research Corp.*                                    2,406,469
   28,700   MasTec, Inc.*                                            939,925
   48,800   Mastech Corp.*                                           835,700
  112,400   Mentor Graphics Corp.*                                   906,225
   53,800   National Computer Systems, Inc.                        2,034,313
   17,600   Network Appliance, Inc.+*                              1,302,400
   46,400   Network Associates, Inc.*                                849,700
    5,300   Network Solutions, Inc., Class A Shares*                 628,050
   47,500   NVDIA Corp.+*                                          1,050,938
   32,200   Omnipoint Corp.+*                                      2,660,525
   82,700   PeopleSoft, Inc.*                                      1,240,500
   37,200   Policy Management Systems, Corp.*                        713,775
   22,900   Powerwave Technologies, Inc.*                          1,489,931
   19,100   QRS Corp.*                                             1,062,437
   29,000   Quantum Corp. - DLT & Storage Systems*                   447,687
   14,500   Quantum Corp. - Hard Disk Drive*                          88,812
   37,900   Rational Software Corp.+*                              1,620,225
   63,100   Read-Rite Corp.+*                                        248,456
   49,800   RWD Technologies, Inc.*                                  404,625
   31,200   Sanchez Computer Associates, Inc.+*                      686,400
   16,340   Sanmina Corp.+*                                        1,471,621
   36,400   Sawtek Inc.*                                           1,492,400
   23,700   SCI Systems, Inc.*                                     1,170,187
   18,900   SCM Microsystems, Inc.+*                                 893,025
   11,500   SEI Investments Co.                                    1,120,891
   94,700   SpeedFam-IPEC, Inc.*                                   1,047,619
   43,600   Sterling Software, Inc.*                                 956,475
   61,000   Structural Dynamics Research Corp.*                      602,375
   46,300   SunGard Data Systems, Inc.+*                           1,131,456
   41,100   Superior TeleCom Inc.                                    639,619
   49,300   Sykes Enterprises, Inc.+*                              1,522,137
   60,000   USWeb Corp.*                                           2,325,000
   22,200   VerticalNet Inc.+*                                     1,243,200
   22,900   Visual Networks, Inc.*                                   953,212
   99,000   VTEL Corp.*                                              303,187
   60,800   Wind River Systems Inc.*                               1,238,800
   12,200   WorldGate Communications, Inc.*                          260,775
   27,800   Xircom, Inc.*                                          1,402,162
   30,300   Zebra Technologies Corp.*                              1,647,562
--------------------------------------------------------------------------------
                                                                 100,903,474
--------------------------------------------------------------------------------

Utilities -- 3.0%
   37,250   CenturyTel Inc.                                        1,506,296
   33,000   Global TeleSystems Group, Inc.*                          789,937
   31,000   Intermedia Communications Inc.+*                         806,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
40                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                              Emerging Growth Fund


  SHARES                          SECURITY                            VALUE
================================================================================
Utilities -- 3.0% (continued)
   48,200   ITC DeltaCom, Inc.*                                  $ 1,156,800
  124,400   Paging Network, Inc.*                                    116,625
   53,000   TALK.com, Inc.*                                          844,687
   18,300   US LEC Corp., Class A Shares*                            506,681
   34,000   Western Wireless Corp., Class A Shares*                1,797,750
   21,400   WinStar Communications, Inc.*                            830,587
--------------------------------------------------------------------------------
                                                                   8,355,363
--------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $263,360,870)                               262,953,341
================================================================================

   FACE
  AMOUNT                          SECURITY                            VALUE
================================================================================
U.S. TREASURY BILLS -- 0.3%
$ 725,000   U.S. Treasury Bills, due 12/16/99 (Cost -- $720,732)     720,732
================================================================================
            SUB-TOTAL INVESTMENTS
            (Cost-- $264,081,602)                                263,674,073
================================================================================
REPURCHASE AGREEMENT -- 5.5%
15,425,000  Chase Securities Inc., 5.100% dated 10/29/99,
            due 11/1/99; Proceeds at maturity -- $15,431,556;
            (Fully collateralized by U.S. Treasury
            Notes, 11.250% due 2/15/15; Market value --
            $15,736,825) (Cost -- $15,425,000)                    15,425,000
================================================================================
            TOTAL INVESTMENTS -- 100%
            (Cost -- $279,506,602**)                            $279,099,073
================================================================================
 + All or a portion of this security is on loan (See Note 12).
 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                41

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                                Government Fund


   FACE
  AMOUNT                          SECURITY                            VALUE
================================================================================
U.S. TREASURY OBLIGATIONS -- 13.7%
$54,945,000 U.S. Treasury Strip, zero coupon bond
            to yield 6.426% due 11/15/09+
            (Cost -- $29,013,144)                               $ 28,602,169
================================================================================
U.S. GOVERNMENT AGENCIES -- 86.3%
            Federal Home Loan Mortgage Corporation (FHLMC):
       387   7.000% due 9/1/24                                           380
   123,403   8.000% due 11/1/24*                                     126,025
            Federal National Mortgage Association (FNMA):
    11,191   8.000% due 8/1/25                                        11,408
 9,015,278   7.000% due 8/1/29*                                    8,857,511
 2,320,599   Dwarf, 7.500% due 8/1/12*                             2,349,606
 1,190,000   Global Bond, 6.350% due 11/23/01                      1,189,976
50,200,000   Zero coupon bond to yield 7.145% due 6/1/17          14,972,652
            Government National Mortgage Association (GNMA):
30,626,323   6.500% due 10/15/28*                                 29,276,621
13,850,000   8.000% due 2/15/29++                                 14,152,900
28,381,253   6.000% due 4/15/29*                                  26,350,007
52,036,827   7.000% due 7/15/29*                                  51,061,136
32,328,341   7.500% due 9/15/29*                                  32,429,206
     1,407  Government National Mortgage Association I,
            10.000% due 3/15/16                                        1,531
--------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Cost -- $183,202,686)                               180,778,959
================================================================================
            TOTAL INVESTMENTS -- 100%
            (Cost -- $212,215,830**)                            $209,381,128
================================================================================
 +  Security is segregated for "to-be-announced" trades.
 * Date shown represents the last in range of maturity dates of mortgage certificates owned.
 ++ Security is traded on a "to-be-announced" basis (See Note 13).
 ** Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
42                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                                  Growth Fund



  SHARES                          SECURITY                            VALUE
================================================================================
COMMON STOCK -- 94.2%
Aerospace/Defense -- 0.5%
   425,000  The Boeing Co.                                      $ 19,576,562
   436,000  The Kroll-O'Gara Co.*                                  6,921,500
--------------------------------------------------------------------------------
                                                                  26,498,062
--------------------------------------------------------------------------------
Consumer Distribution -- 5.5%
   800,000  Dayton Hudson Corp.                                   51,700,000
   531,000  The Kroger Co.*                                       11,051,438
 1,100,000  Lowe's Cos., Inc.                                     60,500,000
   630,000  Safeway Inc.*+                                        22,246,875
 1,400,000  The TJX Cos., Inc.                                    37,975,000
 1,800,000  Wal-Mart Stores, Inc.+                               102,037,500
--------------------------------------------------------------------------------
                                                                 285,510,813
--------------------------------------------------------------------------------
Consumer Non-Durables -- 4.0%
   850,000  The Coca-Cola Co.+                                    50,150,000
   700,000  Colgate-Palmolive Co.                                 42,350,000
   349,000  Keebler Foods Co.*                                    11,146,187
   800,000  PepsiCo, Inc.                                         27,750,000
   549,800  The Procter & Gamble Co.                              57,660,275
   277,678  Unilever NV                                           18,517,652
--------------------------------------------------------------------------------
                                                                 207,574,114
--------------------------------------------------------------------------------
Consumer Services -- 9.5%
   321,827  AMFM Inc.*                                            22,527,890
 1,685,000  CBS Corp.                                             82,249,063
 3,044,408  Cendant Corp.*                                        50,232,732
   694,389  Clear Channel Communications, Inc.*+                  55,811,516
   955,485  Cox Communications, Inc.*                             43,414,850
   850,000  MediaOne Group, Inc.*                                 60,403,125
 1,747,700  Outdoor Systems, Inc.*                                74,058,787
 1,200,000  Time Warner Inc.+                                     83,625,000
   750,000  The Walt Disney Co.                                   19,781,250
--------------------------------------------------------------------------------
                                                                 492,104,213
--------------------------------------------------------------------------------
Electrical Products -- 0.5%
   270,000  Honeywell Inc.                                        28,468,125
--------------------------------------------------------------------------------
Energy -- 5.6%
   599,600  Anadarko Petroleum Corp.                              18,475,175
   300,000  Atlantic Richfield Co.                                27,956,250
   460,000  BP Amoco PLC, Sponsored ADR+                          26,565,000
   735,000  Burlington Resources Inc.+                            25,633,125
   260,000  Chevron Corp.+                                        23,741,250
 1,225,000  Conoco Inc., Class A Shares+                          33,610,938
   800,000  Exxon Corp.                                           59,250,000
 1,000,000  Haliburton Co.                                        37,687,500
   370,000  Mobil Corp.                                           35,705,000
--------------------------------------------------------------------------------
                                                                 288,624,238
--------------------------------------------------------------------------------



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 43

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                                   Growth Fund


  SHARES                          SECURITY                            VALUE
================================================================================
Finance -- 17.0%
 1,071,025  Ace Ltd.                                            $ 20,818,048
 1,500,300  Ambac Financial Group, Inc.                           89,642,925
   881,250  American International Group Inc.                     90,713,672
 1,083,900  Annuity & Life Re Holdings, Ltd.                      25,471,650
       680  Berkshire Hathaway Inc., Class A Shares*              43,452,000
 1,697,700  Capital One Financial Corp.+                          89,978,100
 1,180,000  The Chase Manhattan Corp.                            103,102,500
 1,659,200  Countrywide Credit Industries, Inc.                   56,309,100
 1,000,000  Fannie Mae                                            70,750,000
 3,348,900  IndyMac Mortgage Holdings, Inc.                       46,675,294
   760,000  Merrill Lynch & Co., Inc.+                            59,660,000
   260,000  Morgan Stanley Dean Witter & Co.+                     28,681,250
   735,000  Providian Financial Corp.+                            80,115,000
   580,000  Wells Fargo Co.+                                      27,767,500
   954,800  XL Capital Ltd.                                       51,260,825
--------------------------------------------------------------------------------
                                                                 884,397,864
--------------------------------------------------------------------------------
Health Care -- 14.4%
   747,200  Affymetrix, Inc.*                                     65,847,000
   580,000  American Home Products Corp.                          30,305,000
 1,000,000  Bristol-Myers Squibb Co.                              76,812,500
    54,086  Cardinal Health, Inc.                                  2,332,459
   450,400  Elan Corp. PLC, Sponsored ADR*+                       11,597,800
   300,300  Genentech, Inc.*+                                     43,768,725
   300,000  Johnson & Johnson                                     31,425,000
 1,902,000  Merck & Co., Inc.                                    151,327,875
 1,395,000  Monsanto Co.+                                         53,707,500
 1,800,000  Pfizer Inc.                                           71,100,000
 1,921,500  Sepracor Inc.*                                       159,844,781
   600,000  Warner-Lambert Co.                                    47,887,500
--------------------------------------------------------------------------------
                                                                 745,956,140
--------------------------------------------------------------------------------
Producer Manufacturing -- 5.4%
   500,000  Applied Materials, Inc.*                              44,906,250
   540,000  Corning Inc.                                          42,457,500
   800,000  General Electric Co.                                 108,450,000
 2,136,000  Tyco International Ltd.                               85,306,500
--------------------------------------------------------------------------------
                                                                 281,120,250
--------------------------------------------------------------------------------
Technology -- 24.1%
    17,000  Akamai Technologies, Inc.*                             2,468,188
   900,000  America Online, Inc.*                                116,718,750
 2,020,000  Cisco Systems, Inc.*                                 149,480,000
   565,800  Citrix Systems, Inc.*                                 36,281,925
   600,000  Dell Computer Corp.*+                                 24,075,000
   950,000  EMC Corp.*+                                           69,350,000
 1,526,000  Intel Corp.+                                         118,169,625
   840,000  International Business Machines Corp.+                82,635,000
   939,600  Lexmark International Group, Inc., Class A Shares*    73,347,525


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
44                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                                   Growth Fund


  SHARES                          SECURITY                            VALUE
================================================================================
Technology -- 24.1% (continued)
   395,300  Linear Technology Corp.+                            $ 27,646,294
   910,000  Lucent Technologies, Inc.+                            58,467,500
 1,780,000  Microsoft Corp.*                                     164,761,250
   425,000  Nokia Oyj, Sponsored ADR+                             49,114,062
 1,341,000  Oracle Corp.*+                                        63,781,312
    92,000  QUALCOMM Inc.*+                                       20,493,000
   430,000  Sprint Corp. (PCS Group)*+                            35,663,125
   794,000  Sun Microsystems, Inc.*+                              84,015,125
     9,810  Sycamore Networks, Inc.*+                              2,109,150
   595,000  Xilinx, Inc.*                                         46,781,875
   141,872  Yahoo! Inc.*+                                         25,403,955
--------------------------------------------------------------------------------
                                                               1,250,762,661
--------------------------------------------------------------------------------
Transportation -- 0.2%
   797,800  Knightsbridge Tankers Ltd.                            12,266,175
--------------------------------------------------------------------------------
Utilities -- 7.5%
 1,344,200  The AES Corp.*+                                       75,863,288
   584,300  AT&T Corp.                                            27,316,025
   600,000  Bell Atlantic Corp.                                   38,962,500
   363,900  CenturyTel, Inc.                                      14,715,206
 1,140,533  MCI WorldCom, Inc.*                                   97,871,988
 1,166,100  Qwest Communications International Inc.*+             41,979,600
 1,177,000  SBC Communications Inc.                               59,953,437
   420,000  Sprint Corp.+                                         31,211,250
--------------------------------------------------------------------------------
                                                                 387,873,294
--------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost-- $3,059,378,254)                            4,891,155,949
================================================================================

   FACE
  AMOUNT                          SECURITY                            VALUE
================================================================================
U.S. GOVERNMENT OBLIGATION -- 2.0%
$85,000,000 U.S. Treasury Bond, 8.750% due 5/15/17
            (Cost -- $99,086,484)                                104,782,050
================================================================================
            SUB-TOTAL INVESTMENTS
            (Cost -- $3,158,464,738)                           4,995,937,999
================================================================================
REPURCHASE AGREEMENT -- 3.8%
198,202,000 Chase Securities Inc., 5.100% dated 10/29/99,
            due 11/1/99; Proceeds at maturity --
            $198,286,236; (Fully collateralized by U.S.
            Treasury Bonds, 8.500% to 11.250% due
            2/15/15 to 2/15/20;
            Market value-- $202,167,813) (Cost-- $198,202,000)   198,202,000
================================================================================
            TOTAL INVESTMENTS -- 100%
            (Cost-- $3,356,666,738**)                         $5,194,139,999
================================================================================
 * Non-income producing security.
 + All or a portion of this security is on loan (See Note 12).
** Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 45

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------

                             Growth and Income Fund


  SHARES                          SECURITY                           VALUE
================================================================================

COMMON STOCK -- 99.1%
--------------------------------------------------------------------------------

Commercial Services -- 0.9%
 280,000   SUPERVALU Inc.                                        $ 5,880,000
 170,000   W.W. Grainger, Inc.+                                    7,203,750
--------------------------------------------------------------------------------
                                                                  13,083,750
--------------------------------------------------------------------------------

Consumer Durables -- 1.7%
 300,000   Ford Motor Co.                                         16,462,500
 130,000   General Motors Corp.+                                   9,132,500
--------------------------------------------------------------------------------
                                                                  25,595,000
--------------------------------------------------------------------------------

Consumer Non-Durables -- 6.4%
 185,000   The Coca-Cola Co.+                                     10,915,000
 364,200   ConAgra, Inc.                                           9,491,963
 140,000   General Mills, Inc.*                                   12,206,250
  65,000   The Gillette Co.+                                       2,352,187
 235,000   Kimberly-Clark Corp.                                   14,834,375
 385,000   PepsiCo, Inc.                                          13,354,687
 200,000   The Procter & Gamble Co.+                              20,975,000
 115,000   The Quaker Oats Co.                                     8,050,000
 150,000   V.F. Corp.                                              4,509,375
--------------------------------------------------------------------------------
                                                                  96,688,837
--------------------------------------------------------------------------------

Consumer Services -- 5.2%
 310,000   Comcast Corp., Class A Shares                          13,058,750
 235,000   Cox Communications, Inc.*+                             10,677,813
 184,800   H&R Block, Inc.                                         7,865,550
 150,000   Knight-Ridder, Inc.+                                    9,525,000
 130,000   McDonald's Corp.+                                       5,362,500
 230,000   The New York Times Co.                                  9,257,500
 220,000   The Reader's Digest Association, Inc., Class A Shares+  7,095,000
 285,000   Viacom Inc., Class B Shares*                           12,753,750
 120,000   The Walt Disney Co.                                     3,165,000
--------------------------------------------------------------------------------
                                                                  78,760,863
--------------------------------------------------------------------------------

Electronic Technology -- 16.9%
 420,000   Cisco Systems, Inc.*                                   31,080,000
 505,000   Dell Computer Corp.*                                   20,263,125
 235,000   General Dynamics Corp.+                                13,027,812
 240,000   Hewlett-Packard Co.                                    17,775,000
 600,000   Intel Corp.                                            46,462,500
 280,000   International Business Machines Corp.                  27,545,000
 130,000   Lexmark International Group, Inc.*                     10,148,125
 335,000   Lucent Technologies Inc.                               21,523,750
 160,000   Motorola, Inc.+                                        15,590,000
 220,000   SCI Systems, Inc.*                                     10,862,500
 360,000   Seagate Technology, Inc.*+                             10,597,500
 265,000   Telefonaktiebolaget LM Ericsson ADR                    11,328,750
 350,000   Unisys Corp.*                                           8,487,500
 170,000   United Technologies Corp.                              10,285,000
--------------------------------------------------------------------------------
                                                                 254,976,562
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
46                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------

                             Growth and Income Fund


  SHARES                          SECURITY                           VALUE
================================================================================

Energy Minerals -- 3.9%
 350,000   Conoco Inc., Class A Shares+                         $  9,603,125
 246,500   Exxon Corp.                                            18,256,406
 190,000   Mobil Corp.                                            18,335,000
 450,000   USX-Marathon Group                                     13,106,250
--------------------------------------------------------------------------------
                                                                  59,300,781
--------------------------------------------------------------------------------

Finance -- 17.3%
 345,000   A.G. Edwards, Inc.                                     10,371,563
 350,000   The Allstate Corp.+                                    10,062,500
 140,000   American International Group, Inc.                     14,411,250
 340,000   AXA Financial, Inc.                                    10,901,250
 345,000   Bank of America Corp.                                  22,209,375
 250,000   The Bear Stearns Cos. Inc.                             10,656,250
 225,000   The Chase Manhattan Corp.                              19,659,375
 145,000   CIGNA Corp.                                            10,838,750
 350,000   Conseco, Inc.                                           8,509,375
 105,000   Fannie Mae                                              7,428,750
 200,000   First Union Corp.                                       8,537,500
 266,490   Fleet Boston Corp.                                     11,625,626
 115,000   The Goldman Sachs Group, Inc.+                          8,165,000
 370,000   GreenPoint Financial Corp.                             10,545,000
 200,000   The Hartford Financial Services Group, Inc.            10,362,500
  95,000   J.P. Morgan & Co. Inc.                                 12,433,125
 350,000   KeyCorp                                                 9,778,125
 185,000   Morgan Stanley Dean Witter & Co.                       20,407,812
 205,000   PNC Bank Corp.                                         12,223,125
 250,001   Starwood Hotels & Resorts Worldwide, Inc.               5,734,398
 325,000   UnionBanCal Corp.                                      14,117,187
  38,300   UnumProvident Corp.                                     1,261,506
 300,000   Washington Mutual, Inc.                                10,781,250
--------------------------------------------------------------------------------
                                                                 261,020,592
--------------------------------------------------------------------------------

Health Services -- 1.0%
 335,000   Columbia/HCA Healthcare Corp.                           8,081,875
 125,000   Wellpoint Health Networks Inc.*+                        7,250,000
--------------------------------------------------------------------------------
                                                                  15,331,875
--------------------------------------------------------------------------------

Health Technology -- 9.9%
 150,000   Abbott Laboratories+                                    6,056,250
  60,000   American Home Products Corp.                            3,135,000
 155,000   Amgen Inc.*                                            12,361,250
  60,000   Baxter International Inc.                               3,892,500
 140,000   Biogen, Inc.*                                          10,377,500
 225,000   Bristol-Myers Squibb Co.                               17,282,813
 200,000   Eli Lilly & Co.                                        13,775,000
 200,000   Johnson & Johnson                                      20,950,000
 345,000   Merck & Co., Inc.+                                     27,449,063
 382,000   Mylan Laboratories Inc.                                 6,852,125

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 47

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------

                             Growth and Income Fund


  SHARES                          SECURITY                           VALUE
================================================================================

Health Technology -- 9.9% (continued)
 420,000   Pfizer Inc.                                          $ 16,590,000
  65,000   Schering-Plough Corp.                                   3,217,500
 255,000   Watson Pharmaceuticals, Inc.*                           8,096,250
--------------------------------------------------------------------------------
                                                                 150,035,251
--------------------------------------------------------------------------------

Industrial Services -- 0.8%
 310,000   Fluor Corp.+                                           12,361,250
--------------------------------------------------------------------------------
Non-Energy Minerals -- 1.0%
 245,000   Alcoa Inc.+                                            14,883,750
--------------------------------------------------------------------------------
Process Industries -- 6.0%
 290,000   Air Products and Chemicals, Inc.                        7,975,000
 110,000   The Dow Chemical Co.+                                  13,007,500
 425,000   General Electric Co.                                   57,614,062
 300,000   Rohm and Haas Co.                                      11,475,000
--------------------------------------------------------------------------------
                                                                  90,071,562
--------------------------------------------------------------------------------

Producer Manufacturing -- 2.9%
 248,000   AlliedSignal Inc.                                      14,120,500
 230,000   Caterpillar Inc.                                       12,707,500
 200,000   Ingersoll-Rand Co.                                     10,450,000
 120,000   Johnson Controls, Inc.                                  7,290,000
--------------------------------------------------------------------------------
                                                                  44,568,000
--------------------------------------------------------------------------------

Retail Trade -- 5.6%
 105,000   Best Buy Co., Inc.*                                     5,834,062
 250,000   Federated Department Stores, Inc.*+                    10,671,875
 230,000   The Gap, Inc.                                           8,538,750
 200,000   The Home Depot, Inc.+                                  15,100,000
 290,000   The Limited, Inc.+                                     11,926,250
 345,000   The TJX Cos., Inc.                                      9,358,125
  41,428   Too Inc.*                                                 662,857
 400,000   Wal-Mart Stores, Inc.+                                 22,675,000
--------------------------------------------------------------------------------
                                                                  84,766,919
--------------------------------------------------------------------------------

Technology Services -- 7.0%
 165,000   America Online, Inc.*                                  21,398,438
 270,000   Automatic Data Processing, Inc.                        13,010,625
 265,000   BMC Software, Inc.*                                    17,009,688
 260,000   Electronic Data Systems Corp.                          15,210,000
 420,000   Microsoft Corp.*+                                      38,876,250
--------------------------------------------------------------------------------
                                                                 105,505,001
--------------------------------------------------------------------------------

Transportation -- 0.9%
 125,000   AMR Corp.*                                              7,937,500
 360,000   Southwest Airlines Co.                                  6,052,500
--------------------------------------------------------------------------------
                                                                  13,990,000
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
48                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------

                             Growth and Income Fund


  SHARES                          SECURITY                           VALUE
================================================================================

Utilities -- 11.7%
 375,000   AT&T Corp.+                                          $ 17,531,250
  40,000   Bell Atlantic Corp.+                                    2,597,500
 325,000   BellSouth Corp.                                        14,625,000
 330,000   The Coastal Corp.                                      13,901,250
 180,000   DTE Energy Co.+                                         5,973,750
 160,000   Duke Energy Corp.                                       9,040,000
 278,000   Edison International                                    8,235,750
 240,000   GTE Corp.                                              18,000,000
 305,000   MCI WorldCom, Inc.*                                    26,172,813
 475,000   Niagara Mohawk Holdings Inc.*                           7,540,625
 235,000   PECO Energy Co.                                         8,974,063
 707,440   SBC Communications Inc.                                36,035,225
 135,000   US West, Inc.                                           8,243,437
--------------------------------------------------------------------------------
                                                                 176,870,663
--------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost-- $1,198,689,888)                             1,497,810,656
================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.5%
  78,500   Microsoft Corp., 2.750%, Series A++(Cost-- $6,270,188)  7,962,844
================================================================================
           SUB-TOTAL INVESTMENTS
           (Cost-- $1,204,960,076)                             1,505,773,500
================================================================================

   FACE
  AMOUNT                          SECURITY                            VALUE
================================================================================

REPURCHASE AGREEMENT -- 0.4%
$5,959,000 Chase Securities Inc., 5.100% dated 10/29/99,
           due 11/1/99; Proceeds at maturity -- $5,961,533;
           (Fully collateralized by U.S. Treasury Notes, 8.500%
           due 2/15/20; Market value -- $6,082,313)
           (Cost -- $5,959,000)                                    5,959,000
================================================================================
           TOTAL INVESTMENTS -- 100%
           (Cost-- $1,210,919,076**)                          $1,511,732,500
================================================================================

 +  All or a portion of this security is on loan (See Note 12).
 *  Non-incoming producing security.
 ++ Security is convertible into 61,309 shares of common stock.
 ** Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 49

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                            International Equity Fund


  SHARES                          SECURITY                           VALUE
================================================================================
COMMON STOCK -- 98.3%

Australia -- 0.3%
  86,900   Coca-Cola Amatil Ltd.                                  $  268,046
--------------------------------------------------------------------------------
Canada -- 8.6%
  40,000   Celestica Inc.*                                         2,202,733
  29,000   JDS Uniphase Corp.*                                     4,839,375
--------------------------------------------------------------------------------
                                                                   7,042,108
--------------------------------------------------------------------------------
Denmark -- 1.5%
  15,000   William Demant A/S                                      1,219,598
--------------------------------------------------------------------------------
Finland -- 2.8%
  20,000   Nokia Oyj                                               2,310,011
--------------------------------------------------------------------------------
France -- 3.4%
   8,000   Axa                                                     1,127,625
  12,000   Equant NV*                                              1,166,726
   5,000   Sidel SA                                                  499,275
--------------------------------------------------------------------------------
                                                                   2,793,626
--------------------------------------------------------------------------------
Germany -- 5.4%
   8,000   Intershop Communications AG*                              983,834
  12,000   Mannesmann AG                                           1,850,365
   6,000   Marschollek, Lautenschlaeger und Partner AG             1,260,064
  20,000   Stinnes AG                                                378,398
--------------------------------------------------------------------------------
                                                                   4,472,661
--------------------------------------------------------------------------------
Hong Kong -- 3.2%
 109,404   HSBC Holdings PLC                                       1,313,074
 130,000   Hutchinson Whampoa Ltd.                                 1,305,103
--------------------------------------------------------------------------------
                                                                   2,618,177
--------------------------------------------------------------------------------
Ireland -- 2.2%
  40,000   Elan Corp. PLC                                          1,030,000
  75,685   Irish Continental Group PLC                               791,551
--------------------------------------------------------------------------------
                                                                   1,821,551
--------------------------------------------------------------------------------
Israel -- 1.4%
  40,000   Amdocs Ltd.*                                            1,111,240
--------------------------------------------------------------------------------
Italy -- 1.3%
 175,000   Telecom Italia Mobile S.p.A.                            1,095,383
--------------------------------------------------------------------------------
Japan -- 27.8%
  40,000   Fujitsu Ltd.                                            1,203,526
 175,000   KIKKOMAN CORP.                                          1,437,093
  30,000   Matsushita Communication Industrial Co., Ltd.           5,036,412
     140   NTT Mobile Communications Networks, Inc.                3,715,983
   8,000   SOFTBANK CORP.                                          3,319,279
  10,000   SONY CORP.                                              1,558,068

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
50                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                            International Equity Fund


  SHARES                          SECURITY                           VALUE
================================================================================
Japan -- 27.8% (continued)
  60,000   Terumo Corp.                                          $ 1,822,537
  24,000   Trend Micro Inc.*                                       4,760,445
--------------------------------------------------------------------------------
                                                                  22,853,343
--------------------------------------------------------------------------------
Mexico -- 1.2%
 521,939   Grupo Bimbo SA de CV                                      954,743
--------------------------------------------------------------------------------
Netherlands -- 3.8%
  75,000   ING Groep NV Warrants, Expire 3/15/01*                  1,215,603
  25,000   United Pan-Europe Communications NV                     1,920,894
--------------------------------------------------------------------------------
                                                                   3,136,497
--------------------------------------------------------------------------------
Norway -- 4.9%
   6,250   Fast Search & Transfer ASA*                               131,460
  20,000   Opticom ASA*                                              892,333
  60,000   Tandberg Television ASA*                                  711,317
  60,000   Tomra Systems ASA                                       2,294,572
--------------------------------------------------------------------------------
                                                                   4,029,682
--------------------------------------------------------------------------------
Singapore -- 2.9%
  70,000   Singapore Press Holdings Ltd.                           1,199,062
 130,000   Venture Manufacturing Ltd.                              1,156,389
--------------------------------------------------------------------------------
                                                                   2,355,451
--------------------------------------------------------------------------------
South Africa -- 0.9%
  25,000   Anglo American Platinum Corp.                             720,098
--------------------------------------------------------------------------------
Spain -- 0.6%
  50,000   Indra Sistemas SA                                         525,027
--------------------------------------------------------------------------------
Sweden -- 3.8%
  10,000   Icon Medialab International AB*                           530,456
  60,000   Linne Group AB*                                         1,066,980
  25,000   Net Insight AB*                                           804,181
  50,000   Securitas AB, Class B Shares                              740,453
     350   TeleLarm Care AB*                                           4,185
--------------------------------------------------------------------------------
                                                                   3,146,255
--------------------------------------------------------------------------------
Switzerland -- 2.9%
  80,000   Mettler-Toledo International Inc.*                      2,385,000
--------------------------------------------------------------------------------
United Kingdom -- 19.4%
  50,000   Baltimore Tech                                          1,538,348
 100,000   Capita Group PLC                                        1,327,492
 107,000   Capital Telecom Group PLC*                              3,199,009
  70,000   Energis PLC                                             2,230,646
  85,000   Galen Holdings PLC                                        777,584
  25,000   Guardian IT PLC                                           272,800
 100,000   Hays PLC                                                1,142,070
 125,959   Misys PLC                                               1,053,069
  60,000   Serco Group PLC                                         1,718,026

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 51

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                            International Equity Fund


  SHARES                          SECURITY                           VALUE
================================================================================
United Kingdom -- 19.4% (continued)
 300,000   Telewest Communications PLC*                          $ 1,274,983
  27,272   Telewest Communications PLC, Rights*                       24,165
  30,000   Vodafone AirTouch PLC*                                  1,432,163
--------------------------------------------------------------------------------
                                                                  15,990,355
--------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $44,870,611)                                  80,848,852
================================================================================
  FACE
 AMOUNT                           SECURITY                            VALUE
================================================================================
REPURCHASE AGREEMENT -- 1.7%
$1,404,000 CS First Boston Corp., 5.150% dated 10/29/99,
           due 11/1/99; Proceeds at maturity --
           $1,404,603; (Fully collateralized by
           U.S. Treasury Bills due 12/31/99;
           Market value -- $1,432,855)
           (Cost -- $1,404,000)                                    1,404,000
================================================================================
           TOTAL INVESTMENTS -- 100%
           (Cost -- $46,274,611**)                               $82,252,852
================================================================================
 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
52                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                                  Mid Cap Fund


  SHARES                          SECURITY                           VALUE
================================================================================
COMMON STOCK -- 81.9%
Airlines -- 0.8%
  13,400   Southwest Airlines Co.                                  $ 225,288
--------------------------------------------------------------------------------
Automobiles -- 1.9%
   9,000   Harley-Davidson, Inc.                                     533,812
--------------------------------------------------------------------------------
Banking -- 1.8%
   3,400   Commerce Bancorp, Inc.                                    152,362
   7,400   First Tennessee National Corp.                            251,600
   5,100   North Fork Bancorporation, Inc.                           105,506
--------------------------------------------------------------------------------
                                                                     509,468
--------------------------------------------------------------------------------
Broadcast Media -- 5.4%
   4,700   Cablevision Systems Corp., Class A Shares*                317,544
   8,400   Entercom Communications Corp.*                            418,425
  27,700   Imax Corp.*                                               574,775
   7,610   Spanish Broadcasting System, Inc.*                        202,616
     600   World Wrestling Federation Entertainment, Inc.*            14,475
--------------------------------------------------------------------------------
                                                                   1,527,835
--------------------------------------------------------------------------------
Building Materials -- 1.9%
   5,900   Ecolab Inc.                                               199,494
   8,100   Vulcan Materials Co.                                      334,631
--------------------------------------------------------------------------------
                                                                     534,125
--------------------------------------------------------------------------------
Communications - Equipment -- 3.8%
   5,400   ADC Telecommunications, Inc.*                             257,512
   5,900   L-3 Communications Holdings, Inc.*                        248,906
  13,200   Valassis Communications, Inc.                             567,600
--------------------------------------------------------------------------------
                                                                   1,074,018
--------------------------------------------------------------------------------
Computer Software -- 11.5%
   1,200   Advent Software, Inc.*                                     72,150
   4,600   Citrix Systems, Inc.*                                     294,975
   2,800   Covad Communications Group, Inc.*                         134,400
   7,900   Electronic Arts Inc.*+                                    638,419
  12,650   Fiserv, Inc.*                                             404,800
   5,900   Intuit Inc.*                                              171,838
     200   Juniper Networks, Inc.*                                    55,125
   5,100   Mercury Interactive Corp.*                                413,737
   1,500   Project Software & Development, Inc.*                      72,187
   5,000   VERITAS Software Corp.*                                   539,375
   5,500   Xilinx, Inc.*                                             432,437
--------------------------------------------------------------------------------
                                                                   3,229,443
--------------------------------------------------------------------------------
Consumer Products -- 0.4%
   4,700   The Dial Corp.                                            109,863
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 53

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                                  Mid Cap Fund


  SHARES                          SECURITY                           VALUE
================================================================================
Electronics - Components -- 7.4%
   9,900   The AES Corp.++                                        $  558,731
   5,300   Applied Micro Circuits Corp.*                             412,406
   5,800   Lexmark International Group, Inc., Class A Shares*        452,762
   4,900   Maxim Integrated Products, Inc.*                          386,794
   8,500   Molex Inc., Class A Shares                                280,500
--------------------------------------------------------------------------------
                                                                   2,091,193
--------------------------------------------------------------------------------
Electronics - Semiconductors -- 2.3%
   5,800   Linear Technology Corp.                                   405,638
   6,500   Teradyne, Inc.*                                           250,250
--------------------------------------------------------------------------------
                                                                     655,888
--------------------------------------------------------------------------------
Entertainment -- 1.6%
  15,400   Premier Parks Inc.                                        445,637
--------------------------------------------------------------------------------
Finance -- 7.2%
  10,400   Ambac Financial Group, Inc.++                             621,400
   8,400   Capital One Financial Corp.                               445,200
  10,900   Countrywide Credit Industries, Inc.                       369,919
   2,400   E*TRADE Group, Inc.*                                       57,150
   4,825   Providian Financial Corp.                                 525,925
--------------------------------------------------------------------------------
                                                                   2,019,594
--------------------------------------------------------------------------------
Food Distributors -- 2.2%
  13,800   Keebler Foods Co.*+                                       440,737
   9,800   The Pepsi Bottling Group, Inc.                            178,238
--------------------------------------------------------------------------------
                                                                     618,975
--------------------------------------------------------------------------------
Health Care - Drugs -- 6.1%
   4,400   Affymetrix, Inc.*                                         387,750
   9,000   Elan Corp. PLC, Sponsored ADR*                            231,750
   1,900   Genentech Inc.*                                           276,925
   9,900   Sepracor Inc.*+                                           823,556
--------------------------------------------------------------------------------
                                                                   1,719,981
--------------------------------------------------------------------------------
Health Care - Managed -- 0.6%
   2,900   Wellpoint Health Networks Inc.*                           168,200
--------------------------------------------------------------------------------
Household Furniture & Apparel -- 0.9%
   7,300   Bed Bath & Beyond Inc.*                                   243,181
--------------------------------------------------------------------------------
Insurance -- 2.7%
  23,365   Annuity and Life Re Holdings, Ltd.++                      549,078
   4,240   XL Capital Ltd., Class A Shares                           227,635
--------------------------------------------------------------------------------
                                                                     776,713
--------------------------------------------------------------------------------
Internet Content -- 1.2%
      90   Akamai Technologies, Inc.*                                 13,067
     800   CMGI Inc.*                                                 87,550
     350   eBay Inc.*                                                 47,294
     300   Silknet Software, Inc.*                                    24,000

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
54                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                                  Mid Cap Fund


  SHARES                          SECURITY                           VALUE
================================================================================
Internet Content -- 1.2% (continued)
   1,700   VerticalNet, Inc.*                                      $  95,200
   1,000   Xoom.com, Inc.*                                            62,500
--------------------------------------------------------------------------------
                                                                     329,611
--------------------------------------------------------------------------------
Machinery -- 1.5%
   5,100   SPX Corp.                                                 432,225
--------------------------------------------------------------------------------
Manufacturing -- 2.0%
   5,300   Danaher Corp.                                             256,056
   6,000   Waters Corp.*                                             318,750
--------------------------------------------------------------------------------
                                                                     574,806
--------------------------------------------------------------------------------
Metal Processors -- 1.5%
  13,400   Mueller Industries, Inc.*                                 427,963
--------------------------------------------------------------------------------
Oilfield Services -- 4.2%
   6,400   Anadarko Petroleum Corp.                                  197,200
   4,700   BJ Services Co.*                                          161,269
   4,700   Cooper Cameron Corp.*                                     181,831
   7,900   Diamond Offshore Drilling, Inc.                           250,825
   4,300   EOG Resources, Inc.                                        89,494
  10,500   Newfield Exploration Co.*                                 309,094
--------------------------------------------------------------------------------
                                                                   1,189,713
--------------------------------------------------------------------------------
Paper -- 1.1%
   5,700   Bowater Inc.                                              299,250
--------------------------------------------------------------------------------
Real Estate Investment Trusts -- 1.0%
  20,100   IndyMac Mortgage Holdings, Inc.                           280,144
--------------------------------------------------------------------------------
Retail - Apparel -- 1.2%
   4,200   Abercrombie & Fitch Co., Class A Shares*                  114,450
   8,200   The Children's Place Retail Stores, Inc.*                 213,712
--------------------------------------------------------------------------------
                                                                     328,162
--------------------------------------------------------------------------------
Retail - Drug Stores -- 0.6%
   6,600   Duane Reade Inc.*                                         177,375
--------------------------------------------------------------------------------
Retail - Specialty -- 1.2%
   5,500   Best Buy Co., Inc.*                                       305,594
     700   eToys Inc.*                                                41,825
--------------------------------------------------------------------------------
                                                                     347,419
--------------------------------------------------------------------------------
Services & Publishing - Finance -- 2.8%
  11,700   FactSet Research Systems Inc.+                            777,319
--------------------------------------------------------------------------------
Telecommunications -- 2.9%
  11,100   CenturyTel, Inc.                                          448,856
   2,200   COLT Telecom Group PLC, Sponsored ADR*                    260,700
   4,500   Time Warner Telecom Inc., Class A Shares*                 113,344
--------------------------------------------------------------------------------
                                                                     822,900
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 55

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                                  Mid Cap Fund


  SHARES                          SECURITY                           VALUE
================================================================================
Transport -- 1.7%
   4,000   Kansas City Southern Industries, Inc.                 $   189,750
  18,100   Knightsbridge Tankers Ltd.                                278,288
--------------------------------------------------------------------------------
                                                                     468,038
--------------------------------------------------------------------------------
Utilities -- 0.5%
   5,300   The Montana Power Co.                                     150,719
--------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost-- $21,505,101)                                   23,088,858
================================================================================

   FACE
  AMOUNT                          SECURITY                            VALUE
================================================================================
REPURCHASE AGREEMENT -- 18.1%
$5,104,000 Chase Securities Inc., 5.100% dated 10/29/99,
           due 11/1/99; Proceeds at maturity --
           $5,106,169; (Fully collateralized by U.S.
           Treasury Bonds, 8.500% due 2/15/20;
           Market value -- $5,209,875)
           (Cost -- $5,104,000)                                    5,104,000
================================================================================
           TOTAL INVESTMENTS -- 100%
           (Cost -- $26,609,101**)                               $28,192,858
================================================================================
 * Non-income producing security.
 + Security serves as collateral for open futures contracts commitments.
++ Security has been segregated by the custodian for open futures contracts commitments.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
56                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------

                              Municipal Bond Fund
      FACE
     AMOUNT       RATING(a)                        SECURITY                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
Arizona-- 0.6%

$      400,000    A          Maricopa County, AZ IDA, Multi-Family Housing Revenue,
                                (Laguna Port Apartments Project), 6.500% due 7/1/09                                      $ 411,500
       225,000    NR         Scottsdale, AZ IDA Revenue, First Mortgage Westminster Village,
                                Series A, 8.250% due 6/1/15                                                                242,719
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           654,219
-----------------------------------------------------------------------------------------------------------------------------------
California -- 3.8%
     2,000,000    A2*        California Health Facilities Financial Authority Revenue,
                                Cedars-Sinai Medical Center, Series A, 6.250% due 12/1/34                                1,962,500
       365,000    NR         Del Mar, CA Race Track Authority Revenue, 6.000% due 8/15/01                                  370,475
                             Orange County, CA Recovery, Series A, MBIA-Insured:
     1,000,000    AAA           6.000% due 6/1/09                                                                        1,070,000
     1,000,000    AAA           COP, 6.000% due 7/1/08                                                                   1,078,750
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,481,725
-----------------------------------------------------------------------------------------------------------------------------------
Colorado -- 6.8%
                             Arapahoe County, CO Capital Improvement Transportation Highway Revenue,
                                E-470 Highway, (Pre-Refunded -- Escrowed with U.S. government securities to 8/31/05):
     7,000,000    Aaa*            Call @ 20.8626, zero coupon due 8/31/26(b)                                             1,085,000
     1,000,000    Aaa*            Call @ 103, 7.000% due 8/31/26(b)                                                      1,135,000
       245,000    AAA        Arvada, CO Sales & Use Tax Revenue,
                                FGIC-Insured, (Pre-Refunded -- Escrowed with
                                U.S. government securities to 12/1/02 Call @ 100),
                                6.250% due 12/1/12                                                                         257,863
       255,000    AAA        Arvada, CO Sales & Use Tax Revenue, Refunding & Improvement,
                                FGIC-Insured, 6.250% due 12/1/12                                                           266,156
                             Berry Creek Metropolitan District, CO Refunding & Improvement:
       150,000    NR            8.250% due 12/1/11                                                                         157,500
       100,000    NR            Pre-Refunded-- Escrowed with U.S. government securities to 12/1/01
                                  Call @ 101, 8.250% due 12/1/11(c)                                                        108,750
     1,000,000    A          Colorado Health Facilities Authority Revenue, Series B, 5.350% due 8/1/15                     926,250
     1,000,000    AAA        E-470 Public Highway Authority, CO, MBIA-Insured, Series A, 5.000% due 9/1/17                 896,250
       400,000    NR         Edgewater, CO Redevelopment Authority Tax Increment Revenue, Edgewater
                                Redevelopment Project, (Pre-Refunded-- Escrowed with U.S. government
                                securities to 12/1/03 Call @ 101), 6.750% due 12/1/08(c)                                   435,000
                             Highlands Ranch Metropolitan District:
     1,000,000    AAA           FSA-Insured, 6.500% due 6/15/10                                                          1,090,000
       500,000    NR            Refunding & Improvement, Series A, (Pre-Refunded-- Escrowed with
                                  U.S. government securities to 9/1/02 Call @ 103), 7.300% due 9/1/12(c)                   549,375
     1,000,000    AAA        Larimer County, CO COP, MBIA-Insured, 5.650% due 12/1/16                                      990,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,897,144
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut -- 0.9%
                             Mashantucket Western Pequot Tribe, Connecticut Special Revenue,
                                Sub-144A, Series A:
       505,000    BBB-            6.500% due 9/1/05(d)                                                                     537,194
       495,000    AAA             Escrowed to maturity with U.S. government securities,
                                     6.500% due 9/1/05(d)                                                                  539,550
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,076,744
-----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 57

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                              Municipal Bond Fund

      FACE
     AMOUNT       RATING(a)                        SECURITY                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
Delaware -- 0.2%
------------------------------------------------------------------------------------------------------------------------------------
$      250,000    Aaa*       Delaware State EDA, Osteopathic Hospital Association, Series A,
                                (Escrowed to maturity with U.S. government securities), 6.750% due 1/1/13                $ 271,875
------------------------------------------------------------------------------------------------------------------------------------
District of Columbia -- 0.4%
       500,000    AAA        District of Columbia, Series A, AMBAC-Insured, (Pre-Refunded -- Escrowed
                                with U.S. government securities to 6/1/00 Call @ 102), 7.500% due 6/1/10                   519,795
------------------------------------------------------------------------------------------------------------------------------------
Florida -- 2.8%
       375,000    A+         Broward County, FL Resource Recovery Revenue, Broward Waste Energy,
                                7.950% due 12/1/08                                                                         387,079
     1,000,000    AAA        Florida State Correctional Privatization Community, COP, AMBAC-Insured,
                                5.000% due 8/1/17                                                                          891,250
     2,500,000    AAA        Orange County, FL Tourist Development Tax Revenue, Series A,
                                AMBAC-Insured, 4.750% due 10/1/24                                                        2,050,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,328,329
------------------------------------------------------------------------------------------------------------------------------------
Georgia -- 1.4%
     2,000,000    AAA        Atlanta, GA Water & Wastewater Revenue, Series A, FGIC-Insured,
                                5.000% due 11/1/38                                                                       1,647,500
------------------------------------------------------------------------------------------------------------------------------------
Illinois -- 3.8%
       500,000    AA         Chicago, IL Metropolitan Water Reclamation District, (Partially Escrowed
                                to maturity with U.S. government securities), 7.000% due 1/1/11                            563,125
       500,000    AAA        Chicago, IL Wastewater Transmission Revenue, FGIC-Insured,
                                (Pre-Refunded -- Escrowed with U.S. government securities to 1/1/03
                                Call @ 102), 6.300% due 1/1/12(b)                                                          534,375
       500,000    AAA        Cook County, IL Community College, COP, FGIC-Insured, 8.750% due 1/1/07                       607,500
       500,000    AAA        Cook County, IL MBIA-Insured, (Pre-Refunded-- Escrowed with U.S.
                                government securities to 11/1/00 Call @ 102), 7.000% due 11/1/10                           524,595
       250,000    NR         Crestwood, IL Tax Increment Revenue, 7.250% due 12/1/08                                       256,250
       500,000    AAA        Du Page County, IL (StormWater Project), (Pre-Refunded-- Escrowed with
                                U.S. government securities to 1/1/02 Call @ 102), 6.550% due 1/1/21(b)                     530,625
       250,000    Baa2*      Illinois Development Finance Authority Revenue, Series A, (Pre-Refunded--
                                Escrowed with U.S. government securities to 2/1/00 Call @ 102),
                                8.500% due 2/1/15(c)                                                                       257,655
                             Illinois Health Facilities Authority Revenue:
       250,000    NR            Memorial Hospital, (Pre-Refunded-- Escrowed with U.S. government
                                  securities to 5/1/02 Call @ 102), 7.250% due 5/1/24(c)                                   270,625
       300,000    Baa2*         Mercy Center for Health Care Services, (Pre-Refunded -- Escrowed with
                                  U.S. government securities to 10/1/02 @ 102), 6.625% due 10/1/12(c)                      322,875
       500,000    AA            Northwestern Memorial Hospital, 6.750% due 8/15/11                                         522,500
        67,000    AAA           Series A, MBIA-Insured, 7.900% due 8/15/03                                                  67,167
        40,000    AAA           Series A, MBIA-Insured, (Escrowed to maturity with U.S. government
                                  securities), 7.900% due 8/15/03                                                           43,900
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,501,192
------------------------------------------------------------------------------------------------------------------------------------
Indiana -- 1.0%
       100,000    NR         Carmel, IN Retirement Housing Revenue, (Beverly Enterprises Indiana
                                Project), 8.750% due 12/1/08                                                               107,250
       500,000    Aaa*       Merrillville, IN Multi-School Building Corporation, (Pre-Refunded-- Escrowed
                                with U.S. government securities to 7/15/00 Call @ 102),
                                7.500% due 7/15/09                                                                         521,825

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
58                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                              Municipal Bond Fund

      FACE
     AMOUNT       RATING(a)                        SECURITY                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
Indiana -- 1.0% (continued)
$      500,000    AAA        St. Joseph's County, IN Hospital Authority Facilities Revenue, (Memorial
                                Hospital South Bend Project), MBIA-Insured, (Pre-Refunded-- Escrowed
                                with U.S. government securities to 2/15/03 Call @ 102),
                                6.250% due 8/15/22                                                                       $ 533,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,162,825
------------------------------------------------------------------------------------------------------------------------------------
Iowa -- 0.9%
     1,000,000    AAA        Des Moines, IA Parking Facility Revenue, FGIC-Insured, 7.250% due 7/1/15                    1,023,440
------------------------------------------------------------------------------------------------------------------------------------
Louisiana -- 0.9%
     1,000,000    AAA        Louisiana Local Government, Environmental Facilities Community Development
                                Authority Revenue, (Capital Projects & Equipment Acquisition), AMBAC-Insured,
                                4.500% due 12/1/18                                                                         818,750
       190,000    NR         Louisiana Public Facilities Authority Revenue, Industrial Development,
                                Beverly Enterprise, 8.250% due 9/1/08                                                      201,400
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,020,150
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts -- 5.0%
       500,000    Aaa*       Boston, MA Boston City Hospital, Series A, FHA-Insured, 7.625% due 2/15/21                    520,480
     1,000,000    AAA        Holyoke, MA GO, Series B, FSA-Insured, 6.000% due 6/15/07                                   1,063,750
         5,000    BBB+       Massachusetts Municipal Wholesale Electric Co., Power Supply System,
                                Series A, 8.750% mandatory tender 1/1/05 due 7/1/18                                          5,812
     1,000,000    Aaa*       Massachusetts State College Building Authority Project Revenue,
                                MBIA-Insured, 5.375% due 5/1/39                                                            892,500
     1,000,000    AAA        Massachusetts State HFA Housing Development, Series B, MBIA-Insured,
                                5.300% due 12/1/17                                                                         943,750
       240,000    Aa3*       Massachusetts State HFA Housing Revenue, Single-Family, Series 31,
                                6.450% due 12/1/16                                                                         245,700
       150,000    NR         Massachusetts State Industrial Finance Agency, Industrial Revenue,
                                Beverly Enterprises, 8.000% due 5/1/02                                                     155,250
     2,500,000    AAA        Massachusetts State Turnpike Authority, Metropolitan Highway System
                                Revenue, Subseries A, AMBAC-Insured, 4.750% due 1/1/34                                   1,978,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,805,367
------------------------------------------------------------------------------------------------------------------------------------
Michigan -- 2.0%
     2,000,000    A-         Detroit, MI Downtown Development Authority Tax Increment Revenue,
                                (Development Area No. 1 Project), Series C, (Pre-Refunded-- Escrowed
                                with U.S. government securities to 7/1/06 Call @ 102),
                                6.250% due 7/1/25(c)                                                                     2,177,500
       200,000    AAA        Huron Valley, MI School District, FGIC-Insured, (Pre-Refunded -- Escrowed
                                with U.S. government securities to 5/1/01 Call @ 102), 7.100% due 5/1/08                   212,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,389,750
------------------------------------------------------------------------------------------------------------------------------------
Minnesota -- 0.9%
       150,000    NR         Minneapolis, MN Health Care Facilities Revenue, (Ebenezer Social Project),
                                Series A, 7.000% due 7/1/12                                                                143,813
     1,000,000    AAA        Minneapolis & St. Paul, MN Metropolitan Airport Revenue, Series A,
                                FGIC-Insured, 5.125% due 1/1/25                                                            878,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,022,563
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 59

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                              Municipal Bond Fund

      FACE
     AMOUNT       RATING(a)                        SECURITY                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
Mississippi -- 0.4%
$      500,000    NR         Ridgeland, MS Urban Renewal Revenue, (The Orchard Limited Project),
                               Series A, 7.75% due 12/1/15                                                              $  521,250
------------------------------------------------------------------------------------------------------------------------------------
Missouri -- 4.3%
     2,750,000    AAA        Kansas City, MO Municipal Assistance, MBIA-Insured, 5.000% due 4/15/20                      2,416,562
                             Missouri State Health & Educational Facilities Authority Revenue:
       500,000    BBB+          Heartland Health System Project, 6.875% due 11/15/04                                       524,375
       500,000    BBB+          Lake of the Ozarks General Hospital, 6.000% due 2/15/06                                    500,000
     1,615,000    AAA        St. Charles County, MO IDA, Westchester Village Apartments,
                                FNMA-Collateralized, 6.050% due 2/1/17                                                   1,629,131
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,070,068
------------------------------------------------------------------------------------------------------------------------------------
Nevada -- 1.8%
     2,000,000    AAA        Clark County, NV IDR, (Nevada Power Co. Project), AMBAC-Insured,
                                7.200% due 10/1/22                                                                       2,157,500
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire -- 0.8%
                             New Hampshire Higher Educational & Health Facilities Authority Revenue:
       370,000    NR            First Mortgage, Odd Fellows Home, 9.000% due 6/1/14                                        412,550
       520,000    BBB           New London Hospital Association Project, 7.500% due 6/1/05                                 557,050
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           969,600
------------------------------------------------------------------------------------------------------------------------------------
New Jersey -- 3.2%
     1,500,000    Aa2*       Mercer County, NJ Improvement Authority Revenue, zero coupon due 4/1/11                       808,125
     1,000,000    AAA        New Jersey Building Authority State Building Revenue, MBIA-Insured,
                                5.000% due 6/15/18                                                                         887,500
       880,000    NR         New Jersey EDA, Holt Hauling & Warehousing, Series G,
                                8.400% due 12/15/15                                                                        920,700
     1,000,000    AAA        New Jersey State Turnpike Authority, Series C, MBIA-Insured,
                                6.500% due 1/1/16                                                                        1,082,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,698,825
------------------------------------------------------------------------------------------------------------------------------------
New Mexico -- 0.9%
     1,000,000    A+         Farmington, NM PCR, Southern California Edison Co., Series A,
                                7.200% due 4/1/21(b)                                                                     1,050,000
------------------------------------------------------------------------------------------------------------------------------------
New York -- 13.9%
     1,000,000    A-         Long Island Power Authority, NY Electric System Revenue, Series A,
                                5.500% due 12/1/29                                                                         896,250
                             Metropolitan Transportation Authority, NY Transportation Facilities Revenue:
     2,000,000    AAA           Series B, FGIC-Insured, 4.750% due 7/1/26                                                1,630,000
     5,000,000    AAA           Series C, FSA-Insured, 4.750% due 7/1/16                                                 4,325,000
       350,000    NR         New York, NY City Industrial Development Agency Civic Facility Revenue,
                                (Marymount Manhattan College Project), 7.000% due 7/1/23                                   359,625
       500,000    Aaa*       New York, NY Municipal Water Financing Authority, Water & Sewer System
                                Revenue, Series C, (Pre-Refunded -- Escrowed with U.S. government
                                securities to 6/15/01 Call @ 101.5), 7.750% due 6/15/20                                    534,375
     1,000,000    Aaa*       New York, NY, Series B, (Pre-Refunded -- Escrowed with U.S. government
                                securities to 8/15/04 Call @ 101), 7.000% due 8/15/16                                    1,108,750
                             New York State Dormitory Authority Revenue, City University System:
     1,000,000    AAA           Series A, FGIC-Insured, 5.000% due 7/1/16                                                  902,500
       345,000    A-            Series C, 6.000% due 7/1/16                                                                344,569

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
60                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                              Municipal Bond Fund

      FACE
     AMOUNT       RATING(a)                        SECURITY                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
New York -- 13.9% (continued)
$    3,000,000    A          New York State Dormitory Authority Revenue, Mental Health Services
                                Facilities Improvement, Series B, 5.375% due 2/15/26                                   $ 2,662,500
       750,000    Aaa*       New York State Dormitory Authority Revenue, State University Educational
                                Facilities Series A, (Pre-Refunded-- Escrowed with U.S. government
                                securities to 5/15/00 Call @ 102), 7.700% due 5/15/12                                      779,782
     3,000,000    AAA        New York State Thruway Authority, Highway & Bridge Fund, Series B,
                                FGIC-Insured, 5.000% due 4/1/17                                                          2,670,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        16,213,351
------------------------------------------------------------------------------------------------------------------------------------
North Carolina -- 0.4%
       500,000    AAA        North Carolina Eastern Municipal Power Agency, Series A, (Pre-Refunded--
                                Escrowed with U.S. government securities to 1/1/22 Call @ 100),
                                4.500% due 1/1/24                                                                          419,375
------------------------------------------------------------------------------------------------------------------------------------
Ohio -- 8.1%
     1,840,000    Aaa*       Brecksville Broadview Heights Ohio City School District, FGIC-Insured,
                                6.500% due 12/1/16(b)                                                                    1,966,500
       500,000    NR         Cleveland, OH Parking Facilities Revenue Improvement, (Pre-Refunded --
                                Escrowed with U.S. government securities to 9/15/02 Call @ 102),
                                8.000% due 9/15/12(c)                                                                      555,000
       500,000    NR         Cuyahoga County, OH Health Care Facilities Revenue, Judson Retirement
                                Community, Series A, 7.000% due 11/15/10                                                   506,875
     1,000,000    AAA        Cuyahoga County, OH Hospitals Revenue, University Hospitals Health
                                System, AMBAC-Insured, 5.500% due 1/15/30                                                  923,750
       660,000    Aa*        Delaware County, OH Health Care Facilities Revenue, FHA-Insured,
                                6.550% due 2/1/35                                                                          698,775
     1,000,000    AAA        Greater Cincinnati, OH Elderly Housing Development Corp., Mortgage
                                Revenue, Cambridge Apartments, Series A, FHA-Insured,
                                6.600% due 8/1/25                                                                        1,050,000
     2,000,000    AAA        Lucas County, OH Hospitals Revenue, Promedia Healthcare Obligation Group,
                                AMBAC-Insured, 5.375% due 11/15/29                                                       1,820,000
     1,000,000    BBB        Miami County, OH Hospital Facilities Refunding & Improvement,
                                Upper Valley Medical Center, Series A, 6.000% due 5/15/06                                1,000,000
     1,000,000    BBB-       Ohio State Water Development Authority, Pollution Control Facilities
                                Revenue, (Ohio Edison Co. Project), 5.950% due 5/15/29                                     937,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,458,400
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma -- 0.5%
       500,000    AAA        Tulsa, OK Industrial Authority Hospital Revenue, Tulsa Medical Regional
                                Center, (Pre-Refunded-- Escrowed with U.S. government securities to
                                6/1/03 Call @ 102), 7.200% due 6/1/17                                                      551,875
------------------------------------------------------------------------------------------------------------------------------------
Oregon -- 0.8%
     1,000,000    AA         Clackamas County, OR Hospital Facility Authority Revenue,
                                Legacy Health System, 5.250% due 2/15/17                                                   927,500
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania -- 9.9%
     1,000,000    Baa1*      Allegheny County, PA Hospital Development Authority Revenue,
                                (St. Francis Medical Center Project), 5.750% due 5/15/17                                   895,000
     2,000,000    Aaa*       Harrisburg, PA, Series D, AMBAC-Insured, zero coupon due 3/15/18                              667,500
       500,000    NR         Lebanon County, PA Health Facilities Authority, (United Church of Christ
                                Homes Project), 6.750% due 10/1/10                                                         500,825

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 61

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                              Municipal Bond Fund

      FACE
     AMOUNT       RATING(a)                        SECURITY                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania -- 9.9% (continued)
$      265,000    Aaa*       Montgomery County, PA IDA, Pensburg Nursing & Rehabilitation Center,
                                (Pre-Refunded -- Escrowed with U.S. government securities to 3/31/04
                                Call @ 102.775), 7.625% due 7/1/18                                                       $ 300,775
       100,000    NR         Northeastern Pennsylvania Hospital Authority Revenue, Nesbitt Memorial
                                Hospital, (Pre-Refunded -- Escrowed with U.S. government securities to
                                7/1/00 Call @ 102), 7.500% due 7/1/12(c)                                                   104,235
     2,425,000    AAA        Pennsylvania State Higher Educational Facilities Authority Revenue,
                                Thomas Jefferson University, AMBAC-Insured, 5.000% due 7/1/19                            2,103,688
       500,000    Baa3*      Philadelphia, PA Hospitals & Higher Education Facilities Authority Revenue,
                                (Escrowed to maturity with U.S. government securities),
                                6.250% due 7/1/06(c)                                                                       537,500
     1,400,000    AA         Philadelphia, PA IDA, (Girard Estates Facilities Leasing Project),
                                5.000% due 5/15/27                                                                       1,219,750
     3,400,000    AAA        Pittsburgh, PA Water & Sewer Authority, Water & Sewer System Revenue,
                                Subseries C, FSA-Insured, 5.000% due 9/1/17                                              2,996,250
       250,000    AAA        Scranton - Lackawanna, PA Health & Welfare Authority Revenue, (Moses
                                Taylor Hospital Project), (Pre-Refunded -- Escrowed with U.S. government
                                securities to 7/1/01 Call @ 102), Series B, 8.500% due 7/1/20                              271,563
       500,000    A          Shenandoah Valley School District PA, Series B, zero coupon due 2/1/12                        250,625
     2,000,000    AA-        St. Mary Hospital, Bucks County, Catholic Health Initiatives, Series A,
                                5.000% due 12/1/18                                                                       1,710,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,557,711
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island -- 0.5%
       500,000    AAA        Rhode Island Depositors Economic Protection Corp. Special Obligation,
                                Series A, FSA-Insured, (Pre-Refunded -- Escrowed with U.S. government
                                securities to 8/1/02 Call @ 102), 6.625% due 8/1/19                                        536,250
------------------------------------------------------------------------------------------------------------------------------------
South Carolina -- 1.9%
     2,500,000    Aaa*       South Carolina Transportation Infrastructure Revenue, Series A,
                                AMBAC-Insured, 5.250% due 10/1/21                                                        2,284,375
------------------------------------------------------------------------------------------------------------------------------------
Tennessee -- 0.9%
     1,000,000    AAA        Franklin, TN IDB Multi-Family Revenue, (Landings Apartment Project),
                                Series A, FSA-Insured, 5.900% due 10/1/16                                                1,003,750
------------------------------------------------------------------------------------------------------------------------------------
 Texas -- 17.1%
     1,000,000    AAA        Aledo, Texas Independent School District, PSFG, 5.000% due 2/15/29                            846,250
       500,000    Aaa*       Arlington, TX Independent School District, PSFG, 5.000% due 2/15/24                           430,000
       685,000    A          Austin, TX Housing Finance Corp., Multi-Family Housing Revenue,
                                (Stassney Woods Apartments Projects), 6.500% due 10/1/10                                   702,981
       500,000    NR         Bexar County, TX Health Facilities Development Corp. Hospital Revenue,
                                (St. Luke's Lutheran Hospital Project), (Pre-Refunded -- Escrowed with
                                U.S. government securities to 5/1/03 Call @ 100), 7.900% due 5/1/18(c)                     553,125
     1,000,000    Baa1*      Brazos River Authority, TX PCR, Utilities Electric Co., Series C,
                                5.550% due 6/1/30(e)                                                                       857,500
       500,000                  AAA Brownsville, TX Utility System Revenue,
                                AMBAC-Insured, (Pre-Refunded -- Escrowed with
                                U.S. government securities to 9/1/00 Call @ 102),
                                6.500% due 9/1/17                                                                          520,140
       500,000    A          Ector County, TX Hospital District Revenue, 7.125% due 4/15/02                                523,125

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
62                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                              Municipal Bond Fund

      FACE
     AMOUNT       RATING(a)                        SECURITY                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
Texas -- 17.1% (continued)

                             Frenship, TX ISD, PSFG
 $     500,000    Aaa*          5.500% due 2/15/03                                                                      $  510,625
       500,000    Aaa*          5.500% due 2/15/04                                                                         509,375
                             Harris County, TX Health Facilities Development Corp.:
                                Memorial Hospital System Project, (Pre-Refunded--Escrowed with
                                  U.S. givernment securities to various call dated and prices),
                                  7.125% due 6/1/15(c)                                                                     266,875
     2,000,000    AA            Texas Children's Hospital Project, Series A, 5.250% due 10/1/29                          1,695,000
     1,250,000    AAA           Thermal Utility Revenue Project, Series A, AMBAC-Insured,
                                  7.250% due 2/15/15                                                                     1,286,250
     2,000,000    AAA        Houston, TX ISD, Series A, PSFG, 4.750% due 2/15/22                                         1,662,500
     2,000,000    AA-        Houston, TX Refunded & Public Improvement, Series A, 4.750% due 3/1/17                      1,705,000
       250,000    NR         Rusk County, TX Health Facilities Corp. Hospital Revenue, (Henderson
                                Memorial Hospital Project), 7.750% due 4/1/13                                              256,250
                             Tarrant County, TX Health Facilities Development Corp. Hospital Revenue:
       250,000    BBB           7.000% due 5/15/28                                                                         261,250
       250,000    BBB           Pre-Refunded-- Escrowed with U.S. government securities to 5/15/03
                                  Call @ 102, 7.000% due 5/15/28(c)                                                        273,750
     1,370,000    AAA        Temple, TX Junior College District Housing System & User Fee Revenue,
                                MBIA-Insured, 5.375% due 7/1/21                                                          1,270,675
                             Texas General Services Community Partnership Interests,
                                (Office Building & Land Acquisition Project):
       130,000    A-              7.000% due 8/1/14                                                                        136,825
       330,000    A-              7.000% due 8/1/24                                                                        346,913
       175,000    Aa2*       Texas Housing Agency Mortgage Revenue Single-Family, Series A,
                                7.150% due 9/1/12                                                                          181,781
                             Texas Water Development Board Revenue, Series B:
     2,000,000    AAA           5.125% due 7/15/18                                                                       1,800,000
     2,500,000    AAA           5.000% due 7/15/19                                                                       2,181,250
     1,120,000    AAA        West Texas Municipal Power Agency Revenue, MBIA-Insured,
                                5.000% due 2/15/18                                                                         978,600
       250,000    NR         Winters, TX Waterworks & Sewer System Revenue, FMHA-Collateralized,
                                (Pre-Refunded -- Escrowed with U.S. government securities to 8/1/03
                                Call @ 100), 8.500% due 8/1/17(c)                                                          283,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        20,039,165
------------------------------------------------------------------------------------------------------------------------------------
Virginia -- 1.5%
       200,000    AAA        Fairfax County, VA Redevelopment & Housing Authority Multi-Family Housing
                                Revenue, FHA-Insured, Paul Spring, 5.900% due 6/15/17                                      202,000
     1,000,000    BBB        Peninsula Ports Authority, VA Coal Terminal Revenue, (Dominion Terminal
                                Association Project), 7.375% due 6/1/20                                                  1,053,750
       500,000    AAA        Prince William County, VA IDA Revenue, Series A, GNMA-Collateralized,
                                6.250% due 12/20/27                                                                        510,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,766,375
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 63

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------
                              Municipal Bond Fund


      FACE
     AMOUNT       RATING(a)                        SECURITY                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
Washington -- 0.5%
                             Washington State Public Power Supply System:
$      250,000    AAA           Nuclear Project #1, Series B, FGIC-Insured, 7.125% due 7/1/16                            $ 285,000
       250,000    AAA           Nuclear Project #2, Series C, (Pre-Refunded -- Escrowed with
                                  U.S. government securities to 7/1/01 Call @ 102), 7.625% due 7/1/10                      264,375
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           549,375
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin -- 1.2%
       250,000    NR         Jefferson, WI Sewer System Waterworks, (Pre-Refunded -- Escrowed with
                                U.S. government securities to 7/1/01 Call @ 100), 7.400% due 7/1/16(c)                     262,500
     1,000,000    AAA        Wisconsin State Health & Education Facilities Authority Revenue, (Marquette
                                University Project), FGIC-Insured, (Pre-Refunded -- Escrowed with
                                U.S. government securities to 12/1/04 Call @ 101), 6.450% due 12/1/19                    1,087,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,350,000
------------------------------------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost -- $118,747,603**)                                                                 $116,927,363
------------------------------------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except that those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Ernst & Young LLP.

(b)  Security is segregated for open purchase commitments.

(c) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, generally to qualified institutional buyers.

(e) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

**   Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 65 and 66 for bond ratings and certain security descriptions.


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
64                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.

AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB    --Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

--------------------------------------------------------------------------------
The Concert Investment Series                                                 65

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR    --Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG        -- Association of Bay Area Governments
AIG         -- American International Guaranty
AMBAC       -- AMBAC Indemnity Corporation
BIG         -- Bond Investors Guaranty
CGIC        -- Capital Guaranty Insurance Company
CONNIE
LEE         -- College Construction Loan Insurance Association
COP         -- Certificate of Participation
EDA         -- Economic Development Authority
FLAIRS      -- Floating Adjustable Interest Rate Securities
FGIC        -- Financial Guaranty Insurance Company
FHA         -- Federal Housing Administration
FHLMC       -- Federal Home Loan Mortgage Corporation
FMHA        -- Farmer's Home Administration
FNMA        -- Federal National Mortgage Association
FSA         -- Financial Security Assurance
GIC         -- Guaranteed Investment Contract
GNMA        -- Government National Mortgage Association
GO          -- General Obligation
HFA         -- Housing Finance Authority
IDA         -- Industrial Development Authority
IDB         -- Industrial Development Board
IDR         -- Industrial Development Revenue
ISD         -- Independent School District
INFLOS      -- Inverse Floaters
LOC         -- Letter of Credit
MBIA        -- Municipal Bond Investors Assurance Corporation
MVRICS      -- Municipal Variable Rate Inverse Coupon Security
PCFA        -- Pollution Control Financing Authority
PCR         -- Pollution Control Revenue
PSFG        -- Permanent School Fund Guaranty
RIBS        -- Residual Interest Bonds
RITES       -- Residual Interest Tax-Exempt Securities
VA          -- Veterans Administration
VRDN        -- Variable Rate Demand Note
VRWE        -- Variable Rate Wednesday Demand




--------------------------------------------------------------------------------
66                                            1999 Annual Report to Shareholders

                      [This page intentionally left blank]




--------------------------------------------------------------------------------
The Concert Investment Series                                                 67

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                        Emerging             Government               Growth
                                                                      Growth Fund               Fund                   Fund
==================================================================================================================================
ASSETS:
     Investments, at cost                                           $  264,081,602         $  212,215,830         $3,158,464,738
     Repurchase agreements, at cost                                     15,425,000                     --            198,202,000
     Foreign currency, at cost                                                  --                     --                     --
==================================================================================================================================
     Investments, at value                                          $  263,674,073         $  209,381,128         $4,995,937,999
     Repurchase agreements, at value                                    15,425,000                     --            198,202,000
     Foreign currency, at value                                                 --                     --                     --
     Cash                                                                      586                     --                    641
     Collateral for securities loaned (Note 12)                         42,354,476                     --            506,527,502
     Receivable for securities sold                                             --             28,034,050             24,215,257
     Receivable for Fund shares sold                                       437,574                242,614              2,336,783
     Dividends and interest receivable                                      33,362                915,843              7,516,716
     Receivable for open forward foreign currency contracts                     --                     --                     --
     Receivable from broker - variation margin                             277,875                     --                     --
     Receivable from manager                                                    --                     --                     --
     Deferred organization costs                                             1,395                     --                     --
     Other receivables                                                          --                  2,256                     --
     Other assets                                                            6,552                 83,359                693,940
----------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                      322,210,893            238,659,250          5,735,430,838
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities loaned (Note 12)                            42,354,476                     --            506,527,502
     Payable for securities purchased                                    3,127,377             28,666,934             44,468,584
     Payable for Fund shares purchased                                     337,338              1,020,260              3,469,688
     Investment advisory fees payable                                      140,696                115,508              2,202,109
     Trustees retirement plan                                               15,901                 88,194              1,124,006
     Payable for open forward foreign currency contracts                        --                     --                     --
     Distribution fees payable                                                  --                     --                 67,103
     Dividends payable                                                          --                 12,933                     --
     Payable to bank                                                            --              8,501,833                     --
     Accrued expenses                                                      314,962                350,012              1,764,442
----------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                  46,290,750             38,755,674            559,623,434
----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $  275,920,143         $  199,903,576         $5,175,807,404
==================================================================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                     $      111,947         $      205,279         $    2,127,508
     Capital paid in excess of par value                               201,282,670            244,487,375          2,993,513,626
     Undistributed (overdistributed) net
       investment income                                                        --                (33,389)            11,654,093
     Accumulated net investment loss                                        (5,951)                    --                     --
     Accumulated net realized gain (loss)
       on security transactions and futures contracts                   75,021,271            (41,920,987)           331,038,916
     Net unrealized appreciation (depreciation) of
       investments, futures contracts and foreign currencies              (489,794)            (2,834,702)         1,837,473,261
----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $  275,920,143         $  199,903,576         $5,175,807,404
==================================================================================================================================




                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
68                                            1999 Annual Report to Shareholders

---------------------------------------------------------------------------------------------------------
                                                                                        October 31, 1999
---------------------------------------------------------------------------------------------------------
              Growth and              International               Mid Cap                  Municipal
              Income Fund              Equity Fund                 Fund                    Bond Fund
=========================================================================================================
           $ 1,204,960,076           $    44,870,611          $    21,505,101           $   118,747,603
                 5,959,000                 1,404,000                5,104,000                        --
                        --                    48,957                       --                        --
=========================================================================================================
           $ 1,505,773,500           $    80,848,852          $    23,088,858           $   116,927,363
                 5,959,000                 1,404,000                5,104,000                        --
                        --                    49,524                       --                        --
                       935                    38,136                      809                   323,630
               128,457,902                        --                       --                        --
                        --                 2,002,471                    4,039                        --
                   900,249                   444,173                  129,940                   272,612
                 1,267,015                    20,809                   24,476                 1,975,410
                        --                     3,179                       --                        --
                        --                        --                   72,675                        --
                        --                        --                   48,180                        --
                        --                     9,065                       --                        --
                        --                        --                   25,283                    10,392
                   162,853                        --                       --                    18,613
---------------------------------------------------------------------------------------------------------
             1,642,521,454                84,820,209               28,498,260               119,528,020
---------------------------------------------------------------------------------------------------------

               128,457,902                        --                       --                        --
                        --                 1,834,058                  550,966                 1,955,998
                 1,229,469                    46,923                    6,534                   167,293
                   748,631                    60,014                       --                    58,537
                   304,766                        --                       --                    37,951
                        --                     2,468                       --                        --
                    38,843                    23,417                       --                        --
                        --                        --                       --                    26,744
                        --                        --                       --                        --
                 1,049,003                    97,411                   50,718                   158,817
---------------------------------------------------------------------------------------------------------
               131,828,614                 2,064,291                  608,218                 2,405,340
---------------------------------------------------------------------------------------------------------
           $ 1,510,692,840           $    82,755,918          $    27,890,042           $   117,122,680
=========================================================================================================

           $       708,114           $        26,103          $        23,272           $        90,816
               969,378,543                44,666,619               27,147,723               119,260,252

                   (58,299)                       --                       --                   115,863
                        --                        --                       --                        --

               239,851,058                 2,093,246                 (913,920)                 (524,011)

               300,813,424                35,969,950                1,632,967                (1,820,240)
---------------------------------------------------------------------------------------------------------
           $ 1,510,692,840           $    82,755,918          $    27,890,042           $   117,122,680
=========================================================================================================





                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 69

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (continued)
--------------------------------------------------------------------------------

                                                                        Emerging               Government                Growth
                                                                       Growth Fund                Fund                    Fund
===================================================================================================================================
Shares Outstanding:
     Class 1                                                              364,678              16,415,894              183,673,088
     -------------------------------------------------------------------------------------------------------------------------------
     Class A                                                            5,492,107               2,357,739               14,153,304
     -------------------------------------------------------------------------------------------------------------------------------
     Class B                                                            5,337,936               1,754,278               14,924,365
     -------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
     Class 1 (and redemption price)                                        $25.33                   $9.74                   $24.36
     -------------------------------------------------------------------------------------------------------------------------------
     Class A (and redemption price)                                        $25.08                   $9.73                   $24.29
     -------------------------------------------------------------------------------------------------------------------------------
     Class B *                                                             $24.16                   $9.74                   $23.95
     -------------------------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
Class 1:
     (net asset value plus 9.29% of net asset value per share)             $27.68                      --                   $26.62
     -------------------------------------------------------------------------------------------------------------------------------
     (net asset value plus 7.24% of net asset value per share)                 --                  $10.45                       --
     -------------------------------------------------------------------------------------------------------------------------------
     (net asset value plus 4.99% of net asset value per share)                 --                      --                       --
     -------------------------------------------------------------------------------------------------------------------------------
Class A:
     (net asset value plus 5.26% of net asset value per share)             $26.40                      --                   $25.57
     -------------------------------------------------------------------------------------------------------------------------------
     (net asset value plus 4.71% of net asset value per share)                 --                  $10.19                       --
====================================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC for Emerging Growth, Growth, Growth and Income and International Equity Funds, and by a 4.50% CDSC for Government and Municipal Bond Funds if shares are redeemed within one year from purchase (See Note 2).





                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
70                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
                                                                October 31, 1999
--------------------------------------------------------------------------------

          Growth and             International            Mid Cap                Municipal
         Income Fund              Equity Fund              Fund                  Bond Fund
============================================================================================
          52,501,218                114,718                 61,585              5,798,425
--------------------------------------------------------------------------------------------
           8,498,496              1,168,662                848,655              2,643,185
--------------------------------------------------------------------------------------------
           9,811,711              1,326,889              1,416,948                640,028
--------------------------------------------------------------------------------------------

              $21.36                 $32.57                 $12.03                 $12.90
--------------------------------------------------------------------------------------------
              $21.35                 $32.24                 $12.01                 $12.90
--------------------------------------------------------------------------------------------
              $21.16                 $31.16                 $11.97                 $12.88
--------------------------------------------------------------------------------------------


              $23.34                 $35.60                 $13.15                     --
--------------------------------------------------------------------------------------------
                  --                     --                     --                     --
--------------------------------------------------------------------------------------------
                  --                     --                     --                 $13.54
--------------------------------------------------------------------------------------------

              $22.47                 $33.94                 $12.64                     --
--------------------------------------------------------------------------------------------
                  --                     --                     --                 $13.51
============================================================================================





                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 71

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

                                                                        Emerging              Government                Growth
                                                                      Growth Fund                Fund                    Fund
====================================================================================================================================

INVESTMENT INCOME:
     Interest                                                       $       806,399         $    13,737,771         $    15,460,717
     Dividends                                                              891,807                      --              38,241,246
     Less: Interest expense                                                      --                 (12,009)                     --
     Less: Foreign withholding tax                                           (1,853)                     --                (735,790)

------------------------------------------------------------------------------------------------------------------------------------

     Total Investment Income                                              1,696,353              13,725,762              52,966,173
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
     Investment advisory fees (Note 2)                                    1,632,814               1,320,702              26,462,719
     Distribution fees (Note 2)                                           1,465,913                 207,018               3,329,130
     Shareholder and system servicing fees                                1,253,153                 530,046               7,040,362
     Shareholder communications                                             198,973                  49,590               2,051,712
     Registration fees                                                       71,119                  53,891                 272,371
     Audit and legal                                                         53,377                  29,802                  51,872
     Custody                                                                 35,599                  21,818                 174,520
     Trustees' fees                                                          16,963                  15,870                 430,155
     Amortization of deferred organization costs                              4,168                      --                      --
     Other                                                                   20,379                  12,371                  61,830
------------------------------------------------------------------------------------------------------------------------------------

     Total Expenses                                                       4,752,458               2,241,108              39,874,671
     Less: Investment advisory fee waiver (Note 2)                               --                      --                      --
------------------------------------------------------------------------------------------------------------------------------------

     Net Expenses                                                         4,752,458               2,241,108              39,874,671
------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                             (3,056,105)             11,484,654              13,091,502
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, FUTURES CONTRACTS
AND FOREIGN CURRENCIES (NOTES 4, 7 AND 9):
     Realized Gain (Loss) From:
       Security transactions                                             76,911,975             (14,243,618)            321,378,551
       Futures contracts                                                  1,197,481                (686,250)             28,603,885
       Foreign currency transactions                                             --                      --                      --
------------------------------------------------------------------------------------------------------------------------------------

     Net Realized Gain (Loss)                                            78,109,456             (14,929,868)            349,982,436
------------------------------------------------------------------------------------------------------------------------------------

     Change in Net Unrealized Appreciation (Depreciation) of
     Investments, Futures Contracts and Foreign Currencies:
       Beginning of year                                                  7,298,081               1,352,916             800,236,601
       End of year                                                         (489,794)             (2,834,702)          1,837,473,261
------------------------------------------------------------------------------------------------------------------------------------

     Change in Unrealized Appreciation (Depreciation)                    (7,787,875)             (4,187,618)          1,037,236,660
------------------------------------------------------------------------------------------------------------------------------------

Net Gain (Loss) on Investments, Futures Contracts
  and Foreign Currencies                                                 70,321,581             (19,117,486)          1,387,219,096
------------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets From Operations                   $    67,265,476         $    (7,632,832)        $ 1,400,310,598
===================================================================================================================================

(a) For the period from March 15, 1999 (commencement of operations) to October 31, 1999.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
72                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
                                             For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

  Growth and          International             Mid Cap             Municipal
 Income Fund           Equity Fund              Fund(a)             Bond Fund
================================================================================

$   1,114,147         $      19,184         $      92,815         $   6,879,872
   17,734,607               276,985                61,592                    --
           --                    --                    --                    --
      (30,911)              (21,555)                   --                    --
--------------------------------------------------------------------------------
   18,817,843               274,614               154,407             6,879,872
--------------------------------------------------------------------------------

    9,381,462               545,582                73,778               719,565
    2,146,625               322,037                67,044               139,395
    2,424,155               211,977                35,894               201,985
      347,984                17,156                13,589                36,784
      100,100               110,211                 1,132                80,538
       33,852                56,067                26,481                36,190
       63,700                26,733                29,054                10,511
      103,740                13,528                   469                16,380
           --                 4,164                    --                    --
       76,075                 5,665                 6,028                32,840
--------------------------------------------------------------------------------
   14,677,693             1,313,120               253,469             1,274,188
           --                    --               (63,462)                   --
--------------------------------------------------------------------------------
   14,677,693             1,313,120               190,007             1,274,188
--------------------------------------------------------------------------------
    4,140,150            (1,038,506)              (35,600)            5,605,684
--------------------------------------------------------------------------------



  242,433,122             3,113,390              (914,897)             (524,011)
           --                    --                   977                    --
           --               (79,948)                   --                    --
--------------------------------------------------------------------------------
  242,433,122             3,033,442              (913,920)             (524,011)
--------------------------------------------------------------------------------

  282,931,597             7,094,667                    --             8,967,167
  300,813,424            35,969,950             1,632,967            (1,820,240)
--------------------------------------------------------------------------------
   17,881,827            28,875,283             1,632,967           (10,787,407)
--------------------------------------------------------------------------------

  260,314,949            31,908,725               719,047           (11,311,418)
--------------------------------------------------------------------------------
$ 264,455,099         $  30,870,219         $     683,447         $  (5,705,734)
================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 73

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                     Emerging               Government               Growth
                                                                   Growth Fund                 Fund                   Fund
====================================================================================================================================

OPERATIONS:
     Net investment income (loss)                                $    (3,056,105)        $    11,484,654         $    13,091,502
     Net realized gain (loss)                                         78,109,456             (14,929,868)            349,982,436
     Change in net unrealized appreciation (depreciation)             (7,787,875)             (4,187,618)          1,037,236,660
------------------------------------------------------------------------------------------------------------------------------------

     Increase (Decrease) in Net Assets
       From Operations                                                67,265,476              (7,632,832)          1,400,310,598
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
     Net investment income                                                    --             (11,568,080)            (20,153,502)
     Net realized gains                                              (16,075,519)                     --            (371,663,728)
     Capital                                                                  --              (1,061,348)                     --
------------------------------------------------------------------------------------------------------------------------------------

     Decrease in Net Assets From
       Distributions to Shareholders                                 (16,075,519)            (12,629,428)           (391,817,230)
------------------------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 16):
     Net proceeds from sale of shares                                 66,351,027              42,064,731             501,492,120
     Net asset value of shares issued for
       reinvestment of dividends                                      16,075,519              12,536,444             391,817,230
     Cost of shares reacquired                                       (64,159,733)            (75,932,582)           (744,554,174)
------------------------------------------------------------------------------------------------------------------------------------

     Increase (Decrease) in Net Assets From
       Fund Share Transactions                                        18,266,813             (21,331,407)            148,755,176
------------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                                     69,456,770             (41,593,667)          1,157,248,544

NET ASSETS:
     Beginning of year                                               206,463,373             241,497,243           4,018,558,860
------------------------------------------------------------------------------------------------------------------------------------

     End of year*                                                $   275,920,143         $   199,903,576         $ 5,175,807,404
====================================================================================================================================

* Includes undistributed (overdistributed)
     net investment income of:                                   $            --         $       (33,389)        $    11,654,093
------------------------------------------------------------------------------------------------------------------------------------

* Includes accumulated net
     investment loss of:                                                 $(5,951)                     --                      --
====================================================================================================================================

(a) For the period from March 15, 1999 (commencement of operations) to October 31, 1999.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
74                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
                                             For the Year Ended October 31, 1999
--------------------------------------------------------------------------------


  Growth and           International           Mid Cap             Municipal
  Income Fund           Equity Fund            Fund(a)             Bond Fund
--------------------------------------------------------------------------------

$     4,140,150      $    (1,038,506)     $       (35,600)     $     5,605,684
    242,433,122            3,033,442             (913,920)            (524,011)
     17,881,827           28,875,283            1,632,967          (10,787,407)
--------------------------------------------------------------------------------

    264,455,099           30,870,219              683,447           (5,705,734)
--------------------------------------------------------------------------------


     (4,140,150)                  --                   --           (5,901,230)
    (56,051,830)                  --                   --           (1,847,449)
             --                   --                   --                   --
--------------------------------------------------------------------------------

    (60,191,980)                  --                   --           (7,748,679)
--------------------------------------------------------------------------------

    200,988,247           23,412,892           30,835,135           44,847,336

     60,191,853                   --                   --            7,611,910
   (294,359,957)         (10,825,712)          (3,628,540)         (37,315,339)
--------------------------------------------------------------------------------

    (33,179,857)          12,587,180           27,206,595           15,143,907
--------------------------------------------------------------------------------
    171,083,262           43,457,399           27,890,042            1,689,494

  1,339,609,578           39,298,519                   --          115,433,186
--------------------------------------------------------------------------------
$ 1,510,692,840      $    82,755,918      $    27,890,042      $   117,122,680
================================================================================

$       (58,299)                  --                   --      $       115,863
--------------------------------------------------------------------------------

             --                   --                   --                   --
================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 75

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------


                                                                              Emerging            Government
                                                                            Growth Fund              Fund
================================================================================================================
OPERATIONS:
     Net investment income (loss)                                          $  (2,334,175)        $  15,249,993
     Net realized gain                                                        16,246,245            10,926,950
     Increase (decrease) in net unrealized appreciation                      (32,876,137)           (8,550,555)
----------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                       (18,964,067)           17,626,388
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
     Net investment income                                                            --           (15,690,078)
     Net realized gains                                                       (1,854,478)                   --
----------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
       Distributions to Shareholders                                          (1,854,478)          (15,690,078)
----------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 16):
     Net proceeds from sale of shares                                         83,968,305            25,302,746
     Net asset value of shares issued for reinvestment of dividends            1,851,092            15,293,891
     Cost of shares reacquired                                               (44,936,116)          (67,597,908)
----------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From
       Fund Share Transactions                                                40,883,281           (27,001,271)
----------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                             20,064,736           (25,064,961)

NET ASSETS:
     Beginning of year                                                       186,398,637           266,562,204
----------------------------------------------------------------------------------------------------------------
     End of year*                                                          $ 206,463,373         $ 241,497,243
================================================================================================================
* Includes undistributed (overdistributed)
     net investment income of:                                             $     (13,984)        $     (20,456)
================================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
76                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
                                             For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

     Growth             Growth and         International          Municipal
      Fund             Income Fund          Equity Fund           Bond Fund
--------------------------------------------------------------------------------

$    24,026,314      $    10,575,003      $      (684,724)     $     5,369,766
    363,421,052           53,525,051              660,236            1,959,166
     83,970,624           72,944,136              716,646              601,222
--------------------------------------------------------------------------------
    471,417,990          137,044,190              692,158            7,930,154
--------------------------------------------------------------------------------

    (29,490,817)         (11,624,713)                  --           (5,264,677)
   (612,889,898)        (206,848,408)                  --           (1,048,986)
--------------------------------------------------------------------------------


   (642,380,715)        (218,473,121)                  --           (6,313,663)
--------------------------------------------------------------------------------


    361,252,628          166,386,112           13,985,910           24,927,089
    638,155,236          214,966,369                   --            6,460,752
   (591,755,393)        (236,807,411)          (7,513,975)         (33,273,984)
--------------------------------------------------------------------------------

    407,652,471          144,545,070            6,471,935           (1,886,143)
--------------------------------------------------------------------------------
    236,689,746           63,116,139            7,164,093             (269,652)


  3,781,869,114        1,276,493,439           32,134,426          115,702,838
--------------------------------------------------------------------------------
$ 4,018,558,860      $ 1,339,609,578      $    39,298,519      $   115,433,186
================================================================================

$    18,724,593      $       (58,299)     $       (24,826)     $       411,409
================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 77

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Emerging Growth, Government, Growth, Growth and Income, International Equity, Mid Cap and Municipal Bond Funds ("Funds") are separate investment funds of the Concert Investment Series ("Series"). The Series, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company and consists of these portfolios and five other separate investment portfolios: Select Growth, Select Mid Cap, Select Growth and Income, Select Emerging Growth and Select Government Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Series are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; for the Municipal Bond Fund securities are valued at the mean between the bid and ask prices provided by an independent pricing service which is based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income is recorded on the accrual basis; for the Municipal Bond Fund interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon disposition of the security; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date; (i) the accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1999, reclassifications were made to the capital accounts of the Emerging Growth, Government, Growth, International Equity, Mid Cap and Municipal Bond Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. In addition, a portion of undistributed

--------------------------------------------------------------------------------
78                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

(overdistributed) net investment income amounting to $168,628, $(349,683) and $(35,600) was reclassified to paid-in-capital for the Emerging Growth, International Equity and Mid Cap Funds, respectively. Net investment income, net realized gains and net assets were not affected by this change; (l) each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, for the Emerging Growth and International Equity Funds, organization costs have been deferred and are currently being amortized on a straight-line basis over a five-year period.

Also, certain Funds may enter into forward foreign exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Investment Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which in turn is a subsidiary of Citigroup, Inc., acts as the investment adviser to the Series. Under each respective investment management agreement, the Funds pay an investment advisory fee calculated at an annual rate of their respective average daily net assets as follows:


     Emerging Growth, Growth
      and Growth and Income                               Government                               Municipal Bond
---------------------------------            ---------------------------------           -----------------------------------
 Average Daily             Annual             Average Daily             Annual           Average Daily             Annual
   Net Assets               Rate               Net Assets                Rate             Net Assets                Rate
============================================================================================================================
First $1 billion            0.65%            First $1 billion            0.60%          First $1 billion            0.60%
----------------------------------------------------------------------------------------------------------------------------
Next $1 billion             0.60             Next $1 billion             0.55           Next $1 billion             0.55
----------------------------------------------------------------------------------------------------------------------------
Next $1 billion             0.55             Next $1 billion             0.50           Next $1 billion             0.50
----------------------------------------------------------------------------------------------------------------------------
Next $1 billion             0.50             Next $1 billion             0.45           Over $3 billion             0.45
----------------------------------------------------------------------------------------------------------------------------
Over $4 billion             0.45             Next $1 billion             0.40
----------------------------------------------------------------------------------------------------------------------------
                                             Over $5 billion             0.35
============================================================================================================================

The International Equity Fund pays SSBC an investment advisory fee calculated at an annual rate of 1.00% of its average daily net assets and the Mid Cap Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.75% of its average daily net assets. These fees are calculated daily and paid monthly. For the year ended October 31, 1999, SSBC has waived a portion of its investment advisory fee for the Mid Cap Fund amounting to $63,462.

CFBDS, Inc. ("CFBDS") acts as the Funds' distributor. CFBDS received sales charges of approximately $12,087,476 and $8,782,597, on sales of the Funds' Class 1 and A shares for the year ended October 31, 1999. For the year ended October 31, 1999, Salomon Smith Barney, Inc. ("SSB") and its affiliates received brokerage commissions of approximately $273,544.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares for the Emerging Growth, Growth, Growth and Income, International Equity and Mid Cap Funds, which applies if redemption occurs within one year of purchase and declines by 1.00% per year until no CDSC is incurred. There is a 4.50% CDSC

--------------------------------------------------------------------------------
The Concert Investment Series                                                 79

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

on Class B shares for the Government and Municipal Bond Funds, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred.

For the year ended October 31, 1999, CDSCs paid to CFBDS for Class B shares were approximately:


                 Emerging                                           Growth         International                    Municipal
                  Growth         Government        Growth         and Income          Equity          Mid Cap         Bond
==============================================================================================================================
CDSCs            $510,297         $113,375        $767,965         $639,210           $68,326         $6,541         $55,804
==============================================================================================================================

Pursuant to two Distribution Plans, the Funds pay a service fee with respect to its Class A and B shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Funds also pay a distribution fee with respect to Class B shares calculated at the annual rate of 0.75% of the average daily net assets of the class. For the year ended October 31, 1999, total Distribution Plan fees incurred were:

Distribution Plan Fees                      Class A                 Class B
================================================================================
Emerging Growth Fund                        $319,921              $1,145,992
--------------------------------------------------------------------------------
Government Fund                               50,584                 156,434
--------------------------------------------------------------------------------
Growth Fund                                  659,586               2,669,544
--------------------------------------------------------------------------------
Growth and Income Fund                       394,715               1,751,910
--------------------------------------------------------------------------------
International Equity Fund                     65,440                 256,597
--------------------------------------------------------------------------------
Mid Cap Fund                                   9,530                  57,514
--------------------------------------------------------------------------------
Municipal Bond Fund                           65,278                  74,117
================================================================================

All officers and one Trustee of the Series are employees of SSB.

The Trustees of the Series instituted a Retirement Plan ("Plan"), effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Series' assets. The Series will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with the Adviser, the annual retirement benefit payable per year for a ten-year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Trustees with more than five but less than ten years of service at retirement will receive a proportionally reduced benefit. Under the Plan, for those Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten-year period is equal to 75% of the total compensation received from the Trust during the 1995 calendar year.


3. Exempt-Interest Dividends

The Municipal Bond Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Municipal Bond Fund.

--------------------------------------------------------------------------------
80                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4. Investments

During the year ended October 31, 1999 the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                Purchases            Sales
================================================================================
Emerging Growth Fund                         $   274,308,702    $   287,131,486
--------------------------------------------------------------------------------
Government Fund                                  449,092,463        450,174,633
--------------------------------------------------------------------------------
Growth Fund                                    1,721,040,561      1,787,696,937
--------------------------------------------------------------------------------
Growth and Income Fund                           778,786,005        870,391,604
--------------------------------------------------------------------------------
International Equity Fund                         37,003,009         27,118,224
--------------------------------------------------------------------------------
Mid Cap Fund                                      28,869,962          6,449,964
--------------------------------------------------------------------------------
Municipal Bond Fund                               62,282,693         45,175,753
================================================================================

At October 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:
                                                                 Net Unrealized
                                                                  Appreciation
                             Appreciation      Depreciation      (Depreciation)
--------------------------------------------------------------------------------
Emerging Growth Fund       $    39,514,575   $   (39,922,104)   $      (407,529)
--------------------------------------------------------------------------------
Government Fund                    535,722        (3,370,424)        (2,834,702)
--------------------------------------------------------------------------------
Growth Fund                  1,974,325,002      (136,851,741)     1,837,473,261
--------------------------------------------------------------------------------
Growth and Income Fund         357,815,166       (57,001,742)       300,813,424
--------------------------------------------------------------------------------
International Equity Fund       36,353,176          (374,935)        35,978,241
--------------------------------------------------------------------------------
Mid Cap Fund                     2,449,396          (865,639)         1,583,757
--------------------------------------------------------------------------------
Municipal Bond Fund              3,175,940        (4,996,180)        (1,820,240)
--------------------------------------------------------------------------------

5. Repurchase Agreements

The Funds purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


6. Reverse Repurchase Agreement

The Government, International Equity and Mid Cap Funds may enter into reverse repurchase agreement transactions for leveraging purposes.

A reverse repurchase agreement involves a sale by a Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

--------------------------------------------------------------------------------
The Concert Investment Series                                                 81

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

During the year ended October 31, 1999, the Government Fund had one reverse repurchase agreement amounting to $21,670,000 with a weighted average interest rate of 2.85%. In addition, the average daily amount of borrowings during the year ended October 31, 1999 was $59,370.

Interest expense for the year ended October 31, 1999 on borrowings by the Fund under the reverse repurchase agreement totalled $12,009.


7. Futures Contracts

The Funds may from time to time enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At October 31, 1999, the Emerging Growth and Mid Cap Funds had the following open futures contracts:


Emerging Growth Fund             # of                                Basis            Market         Unrealized
Purchased Contracts            Contracts        Expiration           Value             Value            Loss
==================================================================================================================
MidCap 400 Index                  65               12/99          $13,122,890       $13,040,625       $(82,265)
==================================================================================================================


Mid Cap Fund                     # of                                Basis            Market         Unrealized
Purchased Contracts            Contracts        Expiration           Value             Value            Gain
==================================================================================================================
MidCap 400 Index                  17               12/99          $3,361,415        $3,410,625         $49,210
==================================================================================================================

8. Option Contracts

The Emerging Growth, Government, Growth, Growth and Income, International Equity and Mid Cap Funds may from time to time enter into option contracts.

Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment, the value of which is marked to market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

As of October 31, 1999, the Funds held no purchased call or put options.

--------------------------------------------------------------------------------
82                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 1999, the Funds did not write any covered call or put options.


9. Forward Foreign Currency Contracts

The International Equity Fund has the ability to enter into forward foreign currency contracts.

At October 31, 1999, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The net unrealized gain (loss) on the contracts reflected in the accompanying financial statements is as follows:


International Equity Fund                     Local          Market        Settlement       Unrealized
Foreign Currency                            Currency          Value           Date          Gain (Loss)
==========================================================================================================
To Sell:
Australian Dollar                            182,257       $   116,157       11/1/99        $     1,217
Australian Dollar                             33,760            21,517       11/3/99                272
Australian Dollar                            105,161            67,420       11/4/99               (432)
Euro                                          78,802            82,933       11/16/99               540
Singapore Dollar                               7,567             4,550       11/4/99                (19)
Swedish Krona                             12,634,370         1,534,012       11/2/99             (1,715)
----------------------------------------------------------------------------------------------------------
                                                                                                   (137)
----------------------------------------------------------------------------------------------------------
To Buy:
Euro                                         227,440           239,113       11/1/99                (63)
Euro                                         174,515           183,851       11/30/99               (35)
Norwegian Krone                              662,161            84,407       11/1/99               (204)
Norwegian Krone                            1,993,011           254,052       11/2/99                294
Singapore Dollar                             445,413           267,847       11/4/99                604
South African Rand                         2,037,595           331,380       11/2/99                252
----------------------------------------------------------------------------------------------------------
                                                                                                    848
----------------------------------------------------------------------------------------------------------
Total Net Unrealized Gain on Forward Foreign Currency Contracts                             $       711
==========================================================================================================

--------------------------------------------------------------------------------
The Concert Investment Series                                                 83

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

10. Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.


11. Short Sales of Securities

The Emerging Growth, Growth, Growth and Income, International Equity and Mid Cap Funds may from time to time make short sales of securities they own or have the right to acquire through conversion or exchange of other securities they own.

A short sale is a transaction in which a Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

As of October 31, 1999, the Funds did not have any open short sale transactions.


12. Securities Lending

The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Fees earned by the Funds on securities lending are recorded in interest income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At October 31, 1999, the Emerging Growth, Growth, and Growth and Income Funds loaned stocks having a value of approximately $41,911,442, $496,070,058 and $127,510,210, respectively. These Funds held the following collateral for loaned securities:

--------------------------------------------------------------------------------
84                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Emerging Growth Fund

Security Description                                                   Value
================================================================================
Certificate of Deposit:
   Deutsche Bank, 6.040% due 1/14/00                                $    595,740
Commercial Paper:
   Atlantis One Funding Corp., 5.920% due 2/23/00                      1,416,180
   Corporate Receivables Corp., 6.181% due 1/27/00                     1,013,323
   Corporate Receivables Corp., 5.997% due 1/26/00                     2,841,924
   Sigma Finance, Inc., 5.959% due 2/10/00                             2,600,714
Time Deposits:
   Banco Bilboa Vizcaya S.A., 5.375% due 11/1/99                       7,314,360
   Bank Brussels Lambert, 5.375% due 11/1/99                          10,727,728
   Bank of Montreal, 5.375% due 11/1/99                                4,758,807
   Banque Paribas, 5.375% due 11/1/99                                  3,413,368
   Caisse des Depots et Consig., 5.375% due 11/1/99                    7,314,360
   Chase Manhattan Bank, 5.250% due 11/1/99                              357,972
--------------------------------------------------------------------------------
Total                                                               $ 42,354,476
================================================================================


Growth Fund


Security Description                                                   Value
================================================================================
Certificates of Deposit:
   Deutsche Bank, 6.040% due 1/14/00                                $ 13,869,847
   Wilmington Trust Co., 5.910% due 2/23/00                           16,398,121
Commercial Paper:
   American Home Products Corp., 5.928% due 3/2/00                     5,544,390
   Asset Securitization Corp., 5.934% due 2/28/00                      6,940,010
   Atlantis One Funding Corp., 5.920% due 2/23/00                      9,163,535
   Atlantis One Funding Corp., 5.770% due 3/6/00                       2,992,663
   Atlantis One Funding Corp., 5.973% due 3/22/00                      1,754,551
   Atlantis One Funding Corp., 5.998% due 1/21/00                     16,288,530
   Atlantis One Funding Corp., 5.992% due 1/25/00                     14,109,967
   Bank of Montreal, 4.920% due 11/1/99                                7,653,354
   Bareton Capital Corp., 5.443% due 12/10/99                         53,216,211
   CC (USA) Inc., 5.904% due 2/14/00                                   6,254,771
   CC (USA) Inc., 5.937% due 2/22/00                                   5,844,024
   CC (USA) Inc., 5.934% due 2/22/00                                   3,306,244
   CC (USA) Inc., 5.947% due 2/29/00                                   1,085,641
   CC (USA) Inc., 6.002% due 3/20/00                                   2,414,826
   Corporate Receivables Corp., 6.196% due 1/18/00                    10,940,186
   Corporate Receivables Corp., 5.941% due 2/28/00                    11,140,420
   Corporate Receivables Corp., 5.949% due 2/28/00                     3,137,964
   Corporate Receivables Corp., 6.181% due 1/27/00                     5,088,687
   Falcon Asset Securitization Corp., 6.196% due 1/18/00              12,501,122
   Morgan Stanley, 5.340% due 1/18/00                                  5,960,330
   Moriarty LLC, 5.912% due 2/1/00                                    17,441,600
   Moriarty LLC, 6.017% due 2/1/00                                     2,638,590
   Moriarty LLC, 6.258% due 1/10/00                                    4,026,704
   Sigma Finance, Inc., 5.959% due 2/10/00                            24,592,796
   Sigma Finance, Inc., 5.929% due 2/28/00                               639,138
Floating Rate Note:
   Goldman Sachs, 5.280% due 8/23/00                                  19,799,968
Time Deposits:
   Banco Bilboa Vizcaya S.A., 5.375% due 11/1/99                      38,543,326
   Bank Brussels Lambert, 5.375% due 11/1/99                          56,530,212
   Bank of Montreal, 5.375% due 11/1/99                               25,076,734
   Banque Paribas, 5.375% due 11/1/99                                 17,986,886
   Caisse des Depots et Consig., 5.375% due 11/1/99                   38,543,326
   Chase Manhattan Bank, 5.250% due 11/1/99                           12,538,642
Variable Rate Commercial Paper:
   Keybank USA Corp., 5.280% due 4/20/00                              16,021,525
   Sigma Finance, Inc., 6.250% due 4/4/00                             16,542,661
--------------------------------------------------------------------------------
Total                                                               $506,527,502
================================================================================

--------------------------------------------------------------------------------
The Concert Investment Series                                                 85

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
Growth and Income Fund

Security Description                                                    Value
================================================================================
Certificate of Deposit:
   Deutsche Bank, 6.040% due 1/14/00                                $  1,621,851
Commercial Paper:
   Atlantis One Funding Corp., 5.998% due 1/21/00                      1,457,040
   Atlantis One Funding Corp., 5.973% due 3/22/00                        891,789
   Bank of Montreal, 4.920% due 11/1/99                                2,205,581
   Barton Capital Corp., 6.153% due 1/26/00                            2,086,703
   CC (USA) Inc., 5.903% due 2/25/00                                   2,986,902
   CC (USA) Inc., 6.002% due 3/20/00                                   6,360,356
   Corporate Asset Funding Inc., 6.198% due 1/21/00                      195,222
   Corporate Receivables Corp., 5.997% due 1/26/00                     2,025,292
   Corporate Receivables Corp., 5.941% due 2/28/00                     7,507,722
   CXC Inc., 6.168% due 1/24/00                                            4,511
   Delaware Funding Corp., 5.995% due 1/24/00                          2,076,215
   Falcon Asset Securitization Corp., 6.196% due 1/18/00                 918,886
   Morgan Stanley Dean Witter, 6.134% due 1/28/00                     21,243,013
   Moriarty LLC, 6.095% due 1/31/00                                    3,752,888
   Moriarty LLC, 6.017% due 2/1/00                                       643,662
   Moriarty LLC, 5.980% due 2/14/00                                    1,103,848
Floating Rate Note:
   Goldman Sachs, 5.280% due 8/23/00                                   8,372,112
Time Deposits:
   Banco Bilboa Vizcaya S.A., 5.375% due 11/1/99                      12,987,139
   Bank Brussels Lambert, 5.375% due 11/1/99                          19,047,804
   Bank of Montreal, 5.375% due 11/1/99                                8,449,583
   Banque Paribas, 5.375% due 11/1/99                                  6,060,665
   Caisse des Depots et Consig, 5.375% due 11/1/99                    12,987,139
   Chase Manhattan Bank, 5.250% due 11/1/99                            3,471,979
--------------------------------------------------------------------------------
Total                                                               $128,457,902
================================================================================

Income earned from securities lending by the Funds for the year ended October 31, 1999 were as follows:

Portfolio                                                              Income
================================================================================
Emerging Growth Fund                                                $    148,861
--------------------------------------------------------------------------------
Growth Fund                                                              385,502
--------------------------------------------------------------------------------
Growth and Income Fund                                                   153,426
================================================================================

13. Securities Traded on a To-Be-Announced Basis

The Funds may trade securities on a "to-be-announced" ("TBA") basis.

In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

As of October 31, 1999, the Government Fund had purchased one TBA security with a total cost amounting to $14,012,305.

--------------------------------------------------------------------------------
86                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

14. Securities Traded on a When-Issued Basis

The Municipal Bond Fund may at times be purchased or sold on a "when issued" basis.

In a when-issued transaction, the Fund commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 1999, the Fund did not hold any when-issued securities.


15. Capital Loss Carryforward

At October 31, 1999, the Government, Mid Cap and Municipal Bond Funds had, for Federal income tax purposes, approximately $41,921,000, $649,000 and $524,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. Expirations occurs on October 31, of the years below:


                                Total               2002               2003              2004              2005              2007
====================================================================================================================================
Government Fund              $41,921,000        $23,010,000         $143,000         $3,061,000          $707,000        $15,000,000
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                     649,000                 --               --                 --                --            649,000
------------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund              524,000                 --               --                 --                --            524,000
====================================================================================================================================

16. Shares of Beneficial Interest

The Funds have three classes of beneficial interest, Classes 1, A and B each with a par value of $0.01 per share. There are an unlimited number of shares authorized.

For the year ended October 31, 1999, total paid-in capital amounted to the following for each Fund and class:

                                    Class 1          Class A         Class B
================================================================================
Emerging Growth Fund            $    7,216,443   $   96,659,700   $   97,518,474
--------------------------------------------------------------------------------
Government Fund                    202,148,664       24,343,112       18,200,878
--------------------------------------------------------------------------------
Growth Fund                      2,433,585,534      276,575,094      285,480,506
--------------------------------------------------------------------------------
Growth and Income Fund             635,458,196      156,257,860      178,370,601
--------------------------------------------------------------------------------
International Equity Fund            2,036,242       18,621,199       24,035,281
--------------------------------------------------------------------------------
Mid Cap Fund                           719,853        9,890,608       16,560,534
--------------------------------------------------------------------------------
Municipal Bond Fund                 73,378,144       36,965,600        9,007,324
================================================================================

--------------------------------------------------------------------------------
The Concert Investment Series                                                 87

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:


                                         Year Ended October 31, 1999               Year Ended October 31, 1998
                                      -----------------------------------     -------------------------------------
Emerging Growth Fund                      Shares             Amount                 Shares             Amount
===================================================================================================================
Class 1
Shares sold                                84,989        $   1,964,552              150,284        $   3,381,423
Shares issued on reinvestment              24,496              550,198                2,928               60,973
Shares reacquired                        (104,166)          (2,387,190)             (69,885)          (1,565,901)
-------------------------------------------------------------------------------------------------------------------
Net Increase                                5,319        $     127,560               83,327        $   1,876,495
===================================================================================================================
Class A
Shares sold                             1,355,950        $  31,306,266            1,902,205        $  42,361,807
Shares issued on reinvestment             370,018            8,251,403               47,590              987,487
Shares reacquired                      (1,582,836)         (36,399,497)          (1,156,107)         (25,816,588)
-------------------------------------------------------------------------------------------------------------------
Net Increase                              143,132        $   3,158,172              793,688        $  17,532,706
===================================================================================================================
Class B
Shares sold                             1,475,626        $  33,080,209            1,747,097        $  38,225,075
Shares issued on reinvestment             336,600            7,273,918               41,763              802,632
Shares reacquired                      (1,137,767)         (25,373,046)            (810,261)         (17,553,627)
-------------------------------------------------------------------------------------------------------------------
Net Increase                              674,459        $  14,981,081              978,599        $  21,474,080
===================================================================================================================
Government Fund
===================================================================================================================
Class 1
Shares sold                             1,257,665        $  12,847,010            1,105,624        $  10,528,908
Shares issued on reinvestment           1,059,776           10,744,185            1,286,759           13,675,731
Shares reacquired                      (5,604,150)         (56,776,486)          (5,430,883)         (56,558,591)
-------------------------------------------------------------------------------------------------------------------
Net Decrease                           (3,286,709)       $ (33,185,291)          (3,038,500)       $ (32,353,952)
===================================================================================================================
Class A
Shares sold                             1,850,439        $  18,712,202              901,331        $   9,582,888
Shares issued on reinvestment             105,854            1,067,253               86,459              919,109
Shares reacquired                      (1,206,897)         (12,105,083)            (658,405)          (7,004,412)
-------------------------------------------------------------------------------------------------------------------
Net Increase                              749,396        $   7,674,372              329,385        $   3,497,585
===================================================================================================================
Class B
Shares sold                             1,037,836        $  10,505,519              501,510        $   5,190,950
Shares issued on reinvestment              71,810              725,006               65,763              699,051
Shares reacquired                        (699,803)          (7,051,013)            (392,534)          (4,034,905)
-------------------------------------------------------------------------------------------------------------------
Net Increase                              409,843        $   4,179,512              174,739        $   1,855,096
===================================================================================================================
Growth Fund
===================================================================================================================
Class 1
Shares sold                             9,411,963        $ 209,005,325           10,240,715        $ 203,692,707
Shares issued on reinvestment          16,683,567          356,027,327           33,842,054          597,650,203
Shares reacquired                     (29,090,514)        (649,360,808)         (26,781,677)        (533,611,502)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                (2,994,984)       $ (84,328,156)          17,301,092        $ 267,731,408
===================================================================================================================
Class A
Shares sold                             6,499,940        $ 145,825,290            4,476,613        $  88,986,499
Shares issued on reinvestment             852,135           18,167,521            1,085,537           19,159,725
Shares reacquired                      (2,401,189)         (53,765,679)          (1,552,856)         (30,826,021)
-------------------------------------------------------------------------------------------------------------------
Net Increase                            4,950,886        $ 110,227,132            4,009,294        $  77,320,203
===================================================================================================================
Class B
Shares sold                             6,586,645        $ 146,661,505            3,470,083        $  68,573,422
Shares issued on reinvestment             833,209           17,622,382            1,211,425           21,345,308
Shares reacquired                      (1,878,345)         (41,427,687)          (1,381,729)         (27,317,870)
-------------------------------------------------------------------------------------------------------------------
Net Increase                            5,541,509        $ 122,856,200            3,299,779        $  62,600,860
===================================================================================================================


--------------------------------------------------------------------------------
88                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


                                         Year Ended October 31, 1999              Year Ended October 31, 1998
                                    ----------------------------------         -------------------------------------
Growth and Income Fund                    Shares             Amount                Shares             Amount
====================================================================================================================
Class 1
Shares sold                             2,598,797        $  53,410,600            2,929,819        $  55,100,017
Shares issued on reinvestment           2,463,190           48,749,017           10,752,036          183,848,216
Shares reacquired                     (10,761,833)        (221,519,010)         (10,065,660)        (189,054,918)
--------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                (5,699,846)       $(119,359,393)           3,616,195        $  49,893,315
====================================================================================================================
Class A
Shares sold                             3,444,529        $  71,212,020            3,128,961        $  58,915,223
Shares issued on reinvestment             282,097            5,574,730              850,762           14,535,892
Shares reacquired                      (1,943,345)         (40,176,253)          (1,236,598)         (23,150,922)
--------------------------------------------------------------------------------------------------------------------
Net Increase                            1,783,281        $  36,610,497            2,743,125        $  50,300,193
====================================================================================================================
Class B
Shares sold                             3,712,290        $  76,365,627            2,792,516        $  52,370,872
Shares issued on reinvestment             298,328            5,868,106              974,244           16,582,261
Shares reacquired                      (1,593,823)         (32,664,694)          (1,325,667)         (24,601,571)
--------------------------------------------------------------------------------------------------------------------
Net Increase                            2,416,795        $  49,569,039            2,441,093        $  44,351,562
====================================================================================================================
International Equity Fund
====================================================================================================================
Class 1
Shares sold                                44,253        $   1,056,385               39,075        $     803,180
Shares issued on reinvestment                  --                   --                   --                   --
Shares reacquired                         (37,660)            (903,732)             (21,495)            (442,410)
--------------------------------------------------------------------------------------------------------------------
Net Increase                                6,593        $     152,653               17,580        $     360,770
====================================================================================================================
Class A
Shares sold                               372,018        $   9,036,138              322,280        $   6,599,233
Shares issued on reinvestment                  --                   --                   --                   --
Shares reacquired                        (241,749)          (5,782,818)            (197,676)          (3,957,003)
--------------------------------------------------------------------------------------------------------------------
Net Increase                              130,269        $   3,253,320              124,604        $   2,642,230
====================================================================================================================
Class B
Shares sold                               553,936        $  13,320,369              331,033        $   6,583,497
Shares issued on reinvestment                  --                   --                   --                   --
Shares reacquired                        (180,077)          (4,139,162)            (159,560)          (3,114,562)
--------------------------------------------------------------------------------------------------------------------
Net Increase                              373,859        $   9,181,207              171,473        $   3,468,935
====================================================================================================================
Mid Cap Fund
====================================================================================================================
Class 1+
Shares sold                                81,549        $     953,950                   --                   --
Shares issued on reinvestment                  --                   --                   --                   --
Shares reacquired                         (19,964)            (233,105)                  --                   --
--------------------------------------------------------------------------------------------------------------------
Net Increase                               61,585        $     720,845                   --                   --
====================================================================================================================
Class A++
Shares sold                             1,094,915        $  12,736,023                   --                   --
Shares issued on reinvestment                  --                   --                   --                   --
Shares reacquired                        (246,260)          (2,831,663)                  --                   --
--------------------------------------------------------------------------------------------------------------------
Net Increase                              848,655        $   9,904,360                   --                   --
====================================================================================================================
Class B+
Shares sold                             1,465,219        $  17,145,162                   --                   --
Shares issued on reinvestment                  --                   --                   --
Shares reacquired                         (48,271)            (563,772)                  --                   --
--------------------------------------------------------------------------------------------------------------------
Net Increase                            1,416,948        $  16,581,390                   --                   --
====================================================================================================================


+    For the period from March 16, 1999 (inception date) to October 31, 1999.
++   For the period from March 15, 1999 (inception date) to October 31, 1999.

--------------------------------------------------------------------------------
The Concert Investment Series                                                 89

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


                                        Year Ended October 31, 1999             Year Ended October 31, 1998
                                      ---------------------------------    ------------------------------------
Municipal Bond Fund                      Shares             Amount               Shares            Amount
===============================================================================================================
Class 1
Shares sold                              507,297        $  7,008,366             571,369        $  7,925,600
Shares issued on reinvestment            416,553           5,776,440             394,990           5,642,150
Shares reacquired                     (1,627,211)        (22,405,163)         (1,792,999)        (25,390,446)
---------------------------------------------------------------------------------------------------------------
Net Decrease                            (703,361)       $ (9,620,357)           (826,640)       $(11,822,696)
===============================================================================================================
Class A
Shares sold                            2,292,682        $ 31,792,298             924,268        $ 13,208,421
Shares issued on reinvestment            104,752           1,440,910              44,855             640,998
Shares reacquired                       (876,726)        (12,027,354)           (462,474)         (6,609,984)
---------------------------------------------------------------------------------------------------------------
Net Increase                           1,520,708        $ 21,205,854             506,649        $  7,239,435
===============================================================================================================
Class B
Shares sold                              436,677        $  6,046,672             265,736        $  3,793,068
Shares issued on reinvestment             28,620             394,560              12,440             177,604
Shares reacquired                       (212,497)         (2,882,822)            (89,435)         (1,273,554)
---------------------------------------------------------------------------------------------------------------
Net Increase                             252,800        $  3,558,410             188,741        $  2,697,118
===============================================================================================================


--------------------------------------------------------------------------------
90                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31:


                                                                                             Class 1 Shares
                                                                          --------------------------------------------------------
Emerging Growth Fund                                                       1999(1)        1998           1997         1996(2)
==================================================================================================================================
Net Asset Value, Beginning of Year                                           $20.28         $22.15         $18.59       $17.89
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                                                        (0.13)         (0.12)         (0.08)       (0.02)
   Net realized and unrealized gain (loss)                                     6.71          (1.54)          3.64         0.72
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                            6.58          (1.66)          3.56         0.70
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                        --             --             --           --
   Net realized gains                                                         (1.53)         (0.21)           --           --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                           (1.53)         (0.21)           --           --
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                 $25.33         $20.28         $22.15       $18.59
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                  33.42%         (7.52)%        19.15%        3.91%++
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                                               $9             $7             $6           $1
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                                    1.25%          1.26%          1.39%        1.74%+
   Net investment loss                                                        (0.58)         (0.60)         (0.63)       (1.09)+
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                         115%            80%           100%          80%
==================================================================================================================================

(1) Net investment income (loss) has been calculated using the monthly average shares method.
(2)  For the period from August 8, 1996 (inception date) to October 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
The Concert Investment Series                                                 91

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31:


                                                                                       Class A Shares
                                                             ----------------------------------------------------------------------
Emerging Growth Fund                                              1999(1)       1998           1997           1996       1995(1)(2)
===================================================================================================================================
Net Asset Value, Beginning of Year                               $20.15        $22.08         $18.57         $15.12       $11.81
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                                            (0.20)        (0.17)         (0.15)         (0.18)       (0.24)
   Net realized and unrealized gain (loss)                         6.66         (1.55)          3.66           3.63         3.55
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                6.46         (1.72)          3.51           3.45         3.31
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                             --            --             --             --           --
   Net realized gains                                             (1.53)        (0.21)            --             --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (1.53)        (0.21)            --             --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $25.08        $20.15         $22.08         $18.57       $15.12
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                      33.02%        (7.81)%        18.90%         22.82%       28.11%++
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                                 $138          $108           $101            $52          $16
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                                     1.55%         1.43%          1.69%          2.21%        2.75%+
   Net investment loss(3)                                         (0.88)        (0.80)         (0.92)         (1.52)       (1.65)+
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                             115%           80%           100%            80%          83%
===================================================================================================================================


                                                                                       Class B Shares

                                                             ----------------------------------------------------------------------
Emerging Growth Fund                                          1999(1)        1998           1997           1996       1995(1)(2)
===================================================================================================================================
Net Asset Value, Beginning of Year                               $19.60        $21.63         $18.34         $15.04       $11.81
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                                            (0.37)        (0.30)         (0.27)         (0.27)       (0.35)
   Net realized and unrealized gain (loss)                         6.46         (1.52)          3.56           3.57         3.58
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                6.09         (1.82)          3.29           3.30         3.23
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                             --            --             --             --           --
   Net realized gains                                             (1.53)        (0.21)            --             --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (1.53)        (0.21)            --             --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $24.16        $19.60         $21.63         $18.34       $15.04
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                      32.00%        (8.45)%        17.94%         21.94%       27.43%++
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                                 $129           $91            $80            $39          $11
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                                     2.31%         2.18%          2.44%          2.96%        3.49%+
   Net investment loss(4)                                         (1.63)        (1.55)         (1.67)         (2.27)       (2.45)+
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                             115%           80%           100%            80%          83%
===================================================================================================================================

(1) Net investment income (loss) has been calculated using the monthly average shares method.
(2)  For the period from February 21, 1995 (inception date) to October 31, 1995.
(3) If the Adviser had not waived fees for the period ended October 31, 1995, the total return would have been lower and the annualized expense and net investment loss ratios would have been 3.37% and (2.27)%, respectively.
(4) If the Adviser had not waived fees for the period ended October 31, 1995, the total return would have been lower and the annualized expense ratio and net investment loss ratios would have been 4.11% and (3.07)%, respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
92                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31:


                                                                                         Class 1 Shares
                                                                 -------------------------------------------------------------------
Government Fund                                                  1999(1)       1998           1997           1996         1995
====================================================================================================================================
Net Asset Value, Beginning of Year                                $10.66        $10.58         $10.40         $10.67       $ 9.99
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                            0.54          0.65           0.69           0.70         0.70
   Net realized and unrealized gain (loss)                         (0.87)         0.10           0.17          (0.25)        0.68
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                (0.33)         0.75           0.86           0.45         1.38
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                           (0.54)        (0.67)         (0.68)         (0.72)       (0.70)
   Capital                                                         (0.05)           --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (0.59)        (0.67)         (0.68)         (0.72)       (0.70)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                      $ 9.74        $10.66         $10.58         $10.40       $10.67
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                       (3.16)%        7.29%          8.56%          4.58%       14.27%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                                  $160          $209           $241           $287         $329
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                         0.89%         0.88%          0.90%          0.84%        0.83%
   Interest expense                                                 0.01            --             --             --           --
   Net investment income                                            5.28          6.11           6.69           6.79         6.84
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                              201%          141%           104%           276%         214%
====================================================================================================================================

(1) Net investment income (loss) has been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
The Concert Investment Series                                                 93

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31:


                                                                                                 Class A Shares
                                                                          ----------------------------------------------------------
Government Fund                                                              1999(1)       1998          1997          1996(2)
====================================================================================================================================
Net Asset Value, Beginning of Year                                             $10.66         $10.58         $10.41       $10.32
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                                         0.50           0.62           0.66         0.15
   Net realized and unrealized gain (loss)                                      (0.87)          0.10           0.17         0.09
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                             (0.37)          0.72           0.83         0.24
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                        (0.51)         (0.64)         (0.66)       (0.15)
   Capital                                                                      (0.05)            --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                             (0.56)         (0.64)         (0.66)       (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                   $ 9.73         $10.66         $10.58       $10.41
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                    (3.51)%         7.00%          8.35%        2.36%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                                                $23            $17            $14          $11
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                                      1.25%          1.12%          1.15%        1.09%+
   Interest expense                                                              0.01             --             --           --
   Net investment income                                                         4.96           5.78           6.44         6.50+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                           201%           141%           104%         276%
====================================================================================================================================


                                                                                              Class B Shares
                                                                          ----------------------------------------------------------
Government Fund                                                              1999(1)       1998          1997          1996(2)
====================================================================================================================================
Net Asset Value, Beginning of Year                                             $10.66         $10.58         $10.41       $10.32
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                                         0.43           0.54           0.59         0.14
   Net realized and unrealized gain (loss)                                      (0.87)          0.10           0.17         0.09
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                             (0.44)          0.64           0.76         0.23
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                        (0.43)         (0.56)         (0.59)       (0.14)
   Capital                                                                      (0.05)            --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                             (0.48)         (0.56)         (0.59)       (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                   $ 9.74         $10.66         $10.58       $10.41
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                    (4.17)%         6.20%          7.55%        2.18%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                                                $17            $14            $12          $14
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                                      1.94%          1.87%          1.90%        1.84%+
   Interest expense                                                              0.01             --             --           --
   Net investment income                                                         4.27           5.04           5.69         5.74+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                           201%           141%           104%         276%
====================================================================================================================================

(1) Net investment income (loss) has been calculated using the monthly average shares method.
(2)  For the period from August 8, 1996 (inception date) to October 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
94                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31:


                                                                                        Class 1 Shares
                                                               --------------------------------------------------------------------
Growth Fund                                                      1999(1)        1998          1997           1996         1995
====================================================================================================================================
Net Asset Value, Beginning of Year                               $19.59        $20.94         $17.98         $17.46       $15.31
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                           0.08          0.13           0.17           0.19         0.16
   Net realized and unrealized gain                                6.62          2.10           4.33           2.91         3.18
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                       6.70          2.23           4.50           3.10         3.34
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                          (0.11)        (0.17)         (0.18)         (0.18)       (0.16)
   Net realized gains                                             (1.82)        (3.41)         (1.36)         (2.40)       (1.03)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (1.93)        (3.58)         (1.54)         (2.58)       (1.19)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $24.36        $19.59         $20.94         $17.98       $17.46
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                      35.60%        12.54%         26.93%         19.94%       24.01%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                               $4,475        $3,657         $3,547         $3,005       $2,612
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                        0.76%         0.78%          0.88%          0.93%        1.00%
   Net investment income                                           0.34          0.63           0.86           1.08         1.04
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                              37%          113%           165%           202%         230%
====================================================================================================================================

(1) Net investment income has been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
The Concert Investment Series                                                 95

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31:


                                                                                                 Class A Shares
                                                                           ---------------------------------------------------------
Growth Fund                                                                     1999(1)       1998          1997          1996(2)
====================================================================================================================================
Net Asset Value, Beginning of Year                                             $19.54         $20.89         $17.96       $16.63
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                                         0.02           0.05           0.15         0.02
   Net realized and unrealized gain                                              6.60           2.13           4.30         1.31
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                     6.62           2.18           4.45         1.33
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                        (0.05)         (0.12)         (0.16)          --
   Net realized gains                                                           (1.82)         (3.41)         (1.36)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                             (1.87)         (3.53)         (1.52)          --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                   $24.29         $19.54         $20.89       $17.96
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                    35.24%         12.27%         26.65%        8.00%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                                               $344           $180           $109          $49
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                                      1.01%          1.02%          1.13%        1.17%+
   Net investment income                                                         0.09           0.38           0.57         0.46+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                            37%           113%           165%         202%
====================================================================================================================================


                                                                                              Class B Shares
                                                                           ---------------------------------------------------------
Growth Fund                                                                  1999(1)       1998          1997          1996(2)
====================================================================================================================================
Net Asset Value, Beginning of Year                                             $19.37         $20.75         $17.93       $16.63
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                                                 (0.14)         (0.11)          0.01        (0.01)
   Net realized and unrealized gain                                              6.54           2.14           4.28         1.31
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                     6.40           2.03           4.29         1.30
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                           --             --          (0.11)          --
   Net realized gains                                                           (1.82)         (3.41)         (1.36)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                             (1.82)         (3.41)         (1.47)          --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                   $23.95         $19.37         $20.75       $17.93
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                    34.31%         11.43%         25.66%        7.82%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                                               $357           $182           $126          $74
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                                      1.76%          1.75%          1.88%        1.93%+
   Net investment loss                                                          (0.65)         (0.35)         (0.16)       (0.29)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                            37%           113%           165%         202%
====================================================================================================================================

(1) Net investment income (loss) has been calculated using the monthly average shares method.
(2)  For the period from August 18, 1996 (inception date) to October 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
96                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31:


                                                                                         Class 1 Shares
                                                               ---------------------------------------------------------------------
Growth and Income Fund                                           1999(1)        1998           1997           1996         1995
====================================================================================================================================
Net Asset Value, Beginning of Year                               $18.53        $20.10         $18.11         $16.95       $15.77
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                           0.09          0.18           0.24           0.31         0.36
   Net realized and unrealized gain                                3.60          1.70           4.23           2.94         2.72
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                       3.69          1.88           4.47           3.25         3.08
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                          (0.08)        (0.20)         (0.30)         (0.34)       (0.30)
   Net realized gains                                             (0.78)        (3.25)         (2.18)         (1.75)       (1.60)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.86)        (3.45)         (2.48)         (2.09)       (1.90)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $21.36        $18.53         $20.10         $18.11       $16.95
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                      20.27%        10.90%         27.35%         20.58%       22.45%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                               $1,122        $1,079         $1,097           $943         $828
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                        0.84%         0.83%          0.88%          0.91%        0.96%
   Net investment income                                           0.43          0.90           1.25           1.78         2.27
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                              53%           34%            93%           121%         117%
====================================================================================================================================

(1) Net investment income has been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
The Concert Investment Series                                                 97

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31:


                                                                                               Class A Shares
                                                                           ---------------------------------------------------------
Growth and Income Fund                                                          1999(1)        1998           1997         1996(2)
====================================================================================================================================
Net Asset Value, Beginning of Year                                             $18.53         $20.10         $18.11       $17.19
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                                                  0.03          (0.02)          0.20         0.07
   Net realized and unrealized gain                                              3.60           1.85           4.22         0.91
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                     3.63           1.83           4.42         0.98
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                        (0.03)         (0.15)         (0.25)       (0.06)
   Net realized gains                                                           (0.78)         (3.25)         (2.18)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                             (0.81)         (3.40)         (2.43)       (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                   $21.35         $18.53         $20.10       $18.11
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                    19.93%         10.63%         27.04%        5.72%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                                               $181           $124            $80          $33
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                                      1.12%          1.07%          1.12%        1.16%+
   Net investment income                                                         0.15           0.63           0.96         1.78+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                            53%            34%            93%         121%
====================================================================================================================================
                                                                                                Class B Shares
                                                                           ---------------------------------------------------------
Growth and Income Fund                                                         1999(1)       1998          1997          1996(2)
====================================================================================================================================
Net Asset Value, Beginning of Year                                             $18.48         $20.07         $18.09       $17.19
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                                                 (0.12)         (0.01)          0.06         0.04
   Net realized and unrealized gain                                              3.58           1.71           4.22         0.90
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                     3.46           1.70           4.28         0.94
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                           --          (0.04)         (0.12)       (0.04)
   Net realized gains                                                           (0.78)         (3.25)         (2.18)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                             (0.78)         (3.29)         (2.30)       (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                   $21.16         $18.48         $20.07       $18.09
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                    19.03%          9.85%         26.08%        5.49%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                                               $208           $137            $99          $52
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                                      1.87%          1.81%          1.88%        1.91%+
   Net investment income (loss)                                                 (0.60)         (0.09)          0.22         1.05+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                            53%            34%            93%         121%
====================================================================================================================================

(1) Net investment income (loss) has been calculated using the monthly average shares method.
(2)  For the period from August 18, 1996 (inception date) to October 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
98                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31:


                                                                                                Class 1 Shares
                                                                                ----------------------------------------------------
International Equity Fund                                                       1999(1)        1998           1997         1996(2)
====================================================================================================================================
Net Asset Value, Beginning of Year                                             $19.06         $18.16         $16.52       $16.00
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                                                          (0.28)         (0.21)         (0.17)       (0.03)
   Net realized and unrealized gain                                             13.79           1.11           1.81         0.55
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                    13.51           0.90           1.64         0.52
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                           --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                   $32.57         $19.06         $18.16       $16.52
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                    70.88%          4.96%          9.99%        3.25%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                                                 $4             $2             $2           $0.2
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                                                   1.68%          1.79%          2.26%        2.50%+
   Net investment loss(3)                                                       (1.12)         (0.99)         (1.24)       (1.31)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                            50%            63%            57%          78%
====================================================================================================================================

(1) Net investment income (loss) has been calculated using the monthly average shares method.
(2)  For the period from August 8, 1996 (inception date) to October 31, 1996.
(3) If the Adviser had not waived or reimbursed expenses for the period ended October 31, 1996, the total return would have been lower and the annualized expense and net investment loss ratios would have been 3.87% and (2.67)%, respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
The Concert Investment Series                                                 99

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31:

                                                                                          Class A Shares
                                                               ---------------------------------------------------------------------
International Equity Fund                                        1999(1)       1998           1997           1996     1995(1)(2)
====================================================================================================================================
Net Asset Value, Beginning of Year                               $18.94        $18.14         $16.54         $13.86     $11.81
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                                            (0.37)        (0.27)         (0.26)         (0.19)     (0.14)
   Net realized and unrealized gain                               13.67          1.07           1.86           2.87       2.19
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                      13.30          0.80           1.60           2.68       2.05
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                             --            --             --             --         --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                  --            --             --             --         --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $32.24        $18.94         $18.14         $16.54     $13.86
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                      70.22%         4.41%          9.74%         19.34%     16.28%(3)++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                                  $38           $20            $17            $10         $7
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                                     2.08%         2.25%          2.56%          2.75%      3.64%+
   Net investment loss(4)                                         (1.53)        (1.46)         (1.59)         (1.56)     (1.40)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                              50%           63%            57%            78%        17%
====================================================================================================================================

(1) Net investment loss has been calculated using the monthly average shares method.
(2)  For the period from February 21, 1995 (inception date) to October 31, 1995.
(3) For the purpose of calculating performance, the Fund's inception date is March 17, 1995 (date the Fund's investment strategy was implemented).
(4) If expenses had not been waived or reimbursed, for the period ended October 31, 1995 and the year ended October 31, 1996 the total return would have been lower and the expense and net investment loss ratios would have been:

                                                          Net Investment
                                 Expense Ratio              Loss Ratio
                               -----------------        ------------------
            1996                     4.12%                    (2.92)%
            1995                     5.97+                    (3.73)+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
100                                           1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

                                                                                          Class B Shares
                                                                 -------------------------------------------------------------------
International Equity Fund                                         1999(1)      1998           1997           1996       1995(1)(2)
====================================================================================================================================
Net Asset Value, Beginning of Year                               $18.44        $17.81         $16.36         $13.79     $11.81
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                                            (0.53)        (0.39)         (0.32)         (0.26)     (0.21)
   Net realized and unrealized gain                               13.25          1.02           1.77           2.83       2.19
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                      12.72          0.63           1.45           2.57       1.98
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                             --            --             --             --         --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                  --            --             --             --         --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $31.16        $18.44         $17.81         $16.36     $13.79
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                      68.98%         3.54%          8.93%         18.64%     15.69%(3)++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                                  $41           $18            $13             $8         $2
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                                     2.79%         3.11%          3.30%          3.50%      4.33%+
   Net investment loss(4)                                         (2.26)        (2.32)         (2.34)         (2.31)     (2.80)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                              50%           63%            57%            78%        17%
====================================================================================================================================

(1) Net investment loss has been calculated using the monthly average shares method.
(2)  For the period from February 21, 1995 (inception date) to October 31, 1995.
(3) For the purpose of calculating performance, the Fund's inception date is March 17, 1995 (date the Fund's investment strategy was implemented).
(4) If expenses had not been waived or reimbursed, for the period ended October 31, 1995 and the year ended October 31, 1996, the total return would have been lower and the expense and net investment loss ratios would have been:

                                                           Net Investment
                                 Expense Ratio               Loss Ratio
                               -----------------        ------------------
            1996                     4.87%                    (3.67)%
            1995                     6.67+                    (5.13)+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
The  Concert Investment  Series                                              101

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout the period ended October 31:


Mid Cap Fund                                                                             Class 1(1)(2)  Class A(2)(3)  Class B(1)(2)
====================================================================================================================================
Net Asset Value, Beginning of Period                                                          $11.44         $11.40       $11.44
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)(4)                                                              0.02           0.01        (0.05)
   Net realized and unrealized gain                                                             0.57           0.60         0.58
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                                    0.59           0.61         0.53
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                                          --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                               --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                                $12.03         $12.01       $11.97
------------------------------------------------------------------------------------------------------------------------------------
Total Return++                                                                                  5.16%          5.35%        4.63%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                                                $741        $10,194      $16,955
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses(4)                                                                                  1.24%          1.48%        2.24%
   Net investment income (loss)                                                                 0.32           0.08        (0.68)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                                           47%            47%          47%
====================================================================================================================================

(1)  For the period from March 16, 1999 (inception date) to October 31, 1999.
(2) Net investment income (loss) has been calculated using the monthly average shares method.
(3)  For the period from March 15, 1999 (inception date) to October 31, 1999.
(4) The Adviser has waived a portion of its fees for the period ended October 31, 1999. If such fees were not waived, the per share effect on net investment income (loss) and the expense ratios would have been as follows:

                                                          Expense Ratios
                         Net Investment Income (Loss)   Without Fee Waiver
                              Per Share Decrease         and Reimbursement
                         ---------------------------    ------------------
         Class 1                    $0.05                      1.88%+
         Class A                     0.04                      2.12+
         Class B                     0.04                      2.88+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
102                                           1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31:


                                                                                          Class 1 Shares
                                                               ---------------------------------------------------------------------
Municipal Bond Fund                                               1999(1)       1998           1997           1996         1995
====================================================================================================================================
Net Asset Value, Beginning of Year                               $14.41        $14.21         $13.83         $13.77       $12.89
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                           0.66          0.68           0.69           0.70         0.74
   Net realized and unrealized gain (loss)                        (1.25)         0.31           0.39           0.11         0.87
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                               (0.59)         0.99           1.08           0.81         1.61
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                          (0.69)        (0.66)         (0.66)         (0.71)       (0.73)
   Net realized gains                                             (0.23)        (0.13)         (0.04)         (0.04)         --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.92)        (0.79)         (0.70)         (0.75)       (0.73)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $12.90        $14.41         $14.21         $13.83       $13.77
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                      (4.34)%        7.20%          8.04%          6.09%       12.72%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                                  $75           $94           $104           $119         $119
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                        0.95%         1.01%          0.98%          1.05%        0.96%
   Net investment income                                           4.77          4.77           4.93           5.13         5.58
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                              38%           28%            50%            80%          49%
====================================================================================================================================

(1) Net investment income (loss) has been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
The Concert Investment Series                                                103

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31:

                                                                                                 Class A Shares
                                                                             -------------------------------------------------------
Municipal Bond Fund                                                              1999(1)        1998          1997         1996(2)
====================================================================================================================================
Net Asset Value, Beginning of Year                                             $14.41         $14.21         $13.83       $13.78
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                                         0.63           0.62           0.65         0.11
   Net realized and unrealized gain (loss)                                      (1.26)          0.34           0.40         0.04
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                             (0.63)          0.96           1.05         0.15
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                        (0.65)         (0.63)         (0.63)       (0.10)
   Net realized gains                                                           (0.23)         (0.13)         (0.04)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                             (0.88)         (0.76)         (0.67)       (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                   $12.90         $14.41         $14.21       $13.83
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                    (4.58)%         6.93%          7.77%        1.12%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                                                $34            $16             $9           $2
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                                      1.18%          1.23%          1.19%        1.30%+
   Net investment income                                                         4.54           4.44           4.79         4.82+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                            38%            28%            50%          80%
====================================================================================================================================
                                                                                              Class B Shares
                                                                             -------------------------------------------------------
Municipal Bond Fund                                                             1999(1)        1998           1997         1996(2)
====================================================================================================================================
Net Asset Value, Beginning of Year                                             $14.39         $14.20         $13.82       $13.78
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                                         0.52           0.51           0.54         0.09
   Net realized and unrealized gain (loss)                                      (1.25)          0.33           0.40         0.04
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                             (0.73)          0.84           0.94         0.13
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                        (0.55)         (0.52)         (0.52)       (0.09)
   Net realized gains                                                           (0.23)         (0.13)         (0.04)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                             (0.78)         (0.65)         (0.56)       (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                   $12.88         $14.39         $14.20       $13.82
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                    (5.30)%         6.10%          6.98%        0.93%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                                                 $8             $6             $3           $1
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                                      1.93%          1.95%          1.94%        2.05%+
   Net investment income                                                         3.79           3.67           4.04         4.06+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                            38%            28%            50%          80%
====================================================================================================================================

(1) Net investment income (loss) has been calculated using the monthly average shares method.
(2)  For the period from August 18, 1996 (inception date) to October 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
104                                           1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Report of Independent Auditors
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
of the Concert Investment Series

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Emerging Growth Fund, Government Fund, Growth Fund, Growth and Income Fund, International Equity Fund, Mid Cap Fund and Municipal Bond Fund (seven of the Funds comprising the Concert Investment Series) as of October 31, 1999, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodians and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Growth Fund, Government Fund, Growth Fund, Growth and Income Fund, International Equity Fund, Mid Cap Fund and Municipal Bond Fund at October 31, 1999, and the results of their operations, the changes in their net assets, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP


New York, New York
December 15, 1999

--------------------------------------------------------------------------------
The Concert Investment Series                                                105

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------
The following October 31, 1999 fiscal year end disclosures are of various tax benefits that will be reported to shareholders at calendar year end.

The Funds listed below designate for Federal income tax purposes the following amounts as long-term capital gain dividends paid:


            Emerging Growth Fund........................   $ 16,075,602
            Growth Fund.................................    371,663,728
            Growth and Income Fund......................     44,568,792
            Municipal Bond Fund.........................      1,148,369

99.40% of the dividends from net investment income paid by Municipal Bond Fund are tax-exempt for regular Federal income tax purposes.

The following percentages of ordinary income distributions have been designated as qualifying for the dividends received deduction available to corporate shareholders.

            Growth Fund..........................................100.00%
            Growth and Income Fund............................... 85.36

The following percentages of ordinary income distributions have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the corresponding percentages may be exempt from taxation at the state level.

            Government Fund.......................................22.69%
            Growth Fund........................................... 6.32


--------------------------------------------------------------------------------
106                                           1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Management of the Series
--------------------------------------------------------------------------------
Board of Trustees
Donald M. Carlton
A. Benton Cocanougher
Stephen Randolph Gross
Heath B. McLendon
Alan G. Merten
R. Richardson Petit

Officers
Heath B. McLendon
Chairman

John Richards
President

Lewis E. Daidone
Senior Vice President and Treasurer

Sandip A. Bhagat
Vice President and Investment Officer

James E. Conroy
Vice President and Investment Officer

Joseph P. Deane
Vice President and Investment Officer

R. Jay Gerken
Vice President and Investment Officer

Jeffrey J. Russell
Vice President and Investment Officer

Lawrence B. Weissman
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


Investment Adviser and Administrator
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodians
PNC Bank
Chase Manhattan Bank, N.A.

Sub-Shareholder Servicing Agent
PFS Shareholder Services
3100 Breckinridge Blvd.
Duluth, Georgia 30099


This report is submitted for the general information of the shareholders of The Concert Investment Series. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


--------------------------------------------------------------------------------
The Concert Investment Series                                                107

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

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The Concert Investment Series                                        BULK RATE
3120 Breckinridge Blvd.                                            U.S. POSTAGE
Duluth, Georgia 30099-0001                                             PAID
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
                                                                                     Securities offered through
                                       If you have any questions, please contact     PFS
(C)1999 PFS Investments, Inc.          one of our Client Services Representatives    Investments Inc.
12/99                                               1-800-544-5445                   Member NASD

[GRAPHIC]

THE CONCERT
INVESTMENT SERIES
SELECT PORTFOLIOS


ANNUAL REPORT


OCTOBER 31, 1999

                              [LOGO OF SMITH BARNEY]


            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Table of Contents

Letter to Shareholders....................................................    1

The Concert Investment Series Select Portfolios

    Select Emerging Growth Portfolio......................................    3

    Select Mid Cap Portfolio..............................................    5

    Select Growth Portfolio...............................................    7

    Select Growth and Income Portfolio....................................    9

    Select Government Portfolio...........................................   11

Schedules of Investments..................................................   13

Statements of Assets and Liabilities......................................   31

Statements of Operations..................................................   32

Statements of Changes in Net Assets.......................................   33

Notes to Financial Statements.............................................   34

Financial Highlights......................................................   39

Report of Independent Auditors............................................   42

Management of the Series..................................................   43

Dear Shareholder:

[PHOTO]

HEATH B. MCLENDON
Chairman Concert Investment Series

We are pleased to present the first annual report for the Concert Investment Series ("Concert Investment Series") Select Portfolios ("Portfolios") for the period ended October 31, 1999. We hope you find this report useful and informative. The performance and investment strategy of each Portfolio is discussed in greater detail on the following pages. The chart below lists the total return for the year ended October 31, 1999 for each Portfolio since the inception.

The Performance of the Concert Investment Series Select Portfolios*

Total Returns From Inception through October 31, 1999:

Portfolio                                                Total Return
---------                                                ------------

Select Emerging Growth Portfolio                            (0.80)%
Select Mid Cap Portfolio                                     1.10
Select Growth Portfolio                                      5.10
Select Growth and Income Portfolio                           1.00
Select Government Portfolio                                  1.30


The Concert Investment Series Select Portfolios: Our Core Beliefs

Within the Concert Investment Series Select Portfolios, we emphasize disciplined investment strategies which are best suited to attain the Portfolios investment objectives. Our goal is to seek consistent, long-term performance while helping to manage risk. We believe our focus differentiates these Portfolios and offers our clients a more complete range of asset allocation choices within the Concert family of portfolios.

Market Update

Many of the world's financial markets fell a year ago following Russia's unexpected debt defaults, a major hedge fund crisis and a currency devaluation in Brazil. Meanwhile, economic upheavals in Asia were also causing serious repercussions internationally. Yet, by the end of the period, many global stock and bond markets experienced a dramatic reversal of fortune.

Recently released economic data from the U.S. Commerce Department provided the first concrete evidence that the U.S. economy may have been structurally transformed in an extremely positive way during the period. In fact, recent data suggests to us that the economy has actually been growing more strongly than had been previously estimated. The term "new economic era" may explain to a large extent the changes in stock market valuations that have occurred over the past several years. While short-term market fluctuations may be expected as a result of Y2K concerns or future U.S. Federal Reserve Board ("Fed") monetary policy changes, we are guardedly optimistic about our economic future.

U.S. Gross Domestic Product ("GDP") rose 4.8% in the third quarter of 1999; and economic growth appears to be strong. Meanwhile, inflation and labor cost pressures remain contained. As of October 31, 1999, the employment cost index was up just 3.1% from one year ago. Still, Fed Chairman Alan Greenspan has stated that the economy may still be growing faster than its potential. Hopes for a loosening of government regulation that would help financial stocks, and signs of stronger corporate earnings amid moderating economic growth all combined to boost the U.S. stock market in the second half of October 1999.

In other parts of the world, growth picked up in Europe and Asia, where a great deal of corporate restructuring is taking place. Europe's new economy has contributed to the consolidation of businesses and the creation of even stronger and more competitive European companies. We continue to see the amazing resilience of the economies of Southeast Asia, as the region returns to economic stability and growth -- albeit at a slower, yet more sustainable, rate.

The globalization of financial markets has also continued as the New York Stock Exchange and NASDAQ add more foreign stocks for trading. Investors today have more

-----------
* Please note that the performance figures shown above represent past performance that is not indicative of future results. The investment return and the principle value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                             1
investment options than ever before as trading hours expand, allowing for broader investor participation and pursuit of investment opportunities.

The Internet age has dawned. Increasingly sophisticated financial transactions are being handled electronically with the click of a "mouse" regardless of whether you are in New York, Buenos Aires or Timbuktu. Although near-term issues persist, we believe that the development of the "Information Superhighway" will remain a powerful driver of share prices.

The Internet is gaining millions of users monthly and many of these people will become active on-line consumers. Moreover, Dell, a global computer systems company, estimates that 15% of all U.S. Gross Domestic Product ("GDP") could soon come from Internet electronic commerce. There is no shortage of companies willing to provide the systems and services necessary to facilitate online transactions. We expect e-commerce to represent an outstanding investment opportunity as companies attempt to increase their productivity through online sourcing and more direct distribution. E-commerce generally conjures up images of consumers buying books or smaller items on the Internet; however, business-to-business e-commerce is expanding as well. Traditional industrial manufacturing companies are aggressively moving toward e-commerce as a means to boost efficiency.

Thank you for investing in the Concert Investment Select Portfolios. We remain committed to seeking to provide our shareholders with competitive performance in the years ahead, and look forward to helping you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman
Concert Investment Series

November 15, 1999

--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Select Emerging Growth Portfolio
--------------------------------------------------------------------------------

The Select Emerging Growth Portfolio ("Portfolio") seeks capital appreciation. The Portfolio invests in common stocks of small and medium-sized companies considered by the manager to be "emerging growth" companies.* These are primarily domestic companies, in the early stages of their life cycles, characterized by relatively high-earnings growth. The manager selects investments from among companies that have market capitalizations in the lowest 25% of all publicly traded U.S. companies.

Portfolio Manager:

Sandip A. Bhagat, CFA

[PHOTO]

Investment experience:
More than ten years

Background: Joined Travelers in 1987. Extensive portfolio management experience in quantitative investment management. Formerly, a Vice President at Mandell Institute, Inc., a research & development think tank.

Education: BS, Chemical Engineering, University of Bombay; MS, Chemical Engineering, University of Connecticut; MBA, Finance, University of Connecticut.

Portfolio Update

The Portfolio commenced operations on September 15, 1999. Since inception through October 31, 1999, the Portfolio returned a negative 0.80%. In managing the Portfolio, our stock selection process favors companies that are able to grow earnings above consensus expectations, yet offer competitive relative value. In order to achieve consistent performance, the Portfolio is managed to mirror the overall risk and sector weightings of the universe of smaller-sized companies.

Small-cap stocks have underperformed large-cap stocks significantly over the last several months. A small-cap rally was beginning to develop in the second quarter of 1999 but has since been stalled as a result of the Fed's monetary policy of tightening and rising interest rates. In our opinion, as Y2K fears dissipate and interest rates stabilize over the next several months, small cap stocks may well resume their comeback and make up the huge deficit they are currently experiencing relative to large-cap stocks.

On December 13, 1999, the Board of Directors of the Concert Investment Series approved a proposal to change the name of the Select Emerging Growth Fund to the Select Small Cap Fund. The Fund shall file a post-effective amendment with the Securities and Exchange Commission which shall make this name change effective in January 2000.

-------------
* The Portfolio's objective is suitable for investors who are willing to hold their shares through periods of market fluctuations and the accompanying changes in share values. Investors in this Portfolio must be comfortable with the greater volatility of a fund that invests in small- and medium-sized companies. Investment results and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost.


--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            3

--------------------------------------------------------------------------------
Select Emerging Growth Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                        Net Asset Value
                    ----------------------
                    Beginning       End      Income     Capital Gain   Total
Period Ended        of Period    of Period  Dividends  Distributions  Return++
================================================================================
10/31/99              $10.00       $9.92      $0.00        $0.00      (0.80)%+
================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return:
--------------------------------------------------------------------------------

                                                                        Total
                                                                        Return
================================================================================
9/15/99* through 10/31/99                                               (0.80)%
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                                        Total
                                                                        Return
================================================================================
9/15/99* through 10/31/99                                               (0.80)%
================================================================================

++   Assumes reinvestment of all dividends and capital gain distributions.
+ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Select Mid Cap Portfolio
--------------------------------------------------------------------------------
The Select Mid Cap Portfolio ("Portfolio") seeks capital appreciation. The Portfolio invests primarily in equity securities of medium-sized companies, which are companies with market capitalizations within the range of those companies included in the Standard & Poor's 400 Index ("S&P 400") at the time of investment.* (The S&P 400 is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.)

Portfolio Manager:

Lawrence B. Weissman, CFA

[PHOTO]

Investment experience:
13 years

Background: Joined Salomon Smith Barney in 1997. Previously with Neuberger & Berman and TIAA-CREF.

Education: BS, Cornell University; MBA, Columbia University

Portfolio Update

The Portfolio commenced operation on September 15, 1999. Since its inception the Portfolio has generated a return of 1.10%. The Portfolio is made up of what we believe to be high-quality, well-positioned companies at competitive prices. Conceptually, we seek to take advantage of the tremendous price differences between large- and middle-capitalization companies without taking on a lot of undue risk. To accomplish this goal, we follow an investment approach that focuses on companies with significant advantages and excellent competitive positions in the marketplace. In our view, many of these companies are leaders in their respective fields and are poised to take advantage of their leadership. We also look for consistent growth, products with leadership positions, strong management, positive cash flow and high return on equity as factors in determining whether to invest in a prospective company.

Because large-capitalization stocks have outperformed middle-capitalization stocks since the beginning of 1994, the relative valuations of middle-capitalization companies are at the lowest they have been since 1990. At the same time, earnings for mid-cap companies relative to large-cap companies have started to accelerate. Historically, these factors have usually led to outperformance of mid-cap stocks.

In addition to strong fundamentals, we think that the other drivers of mid-cap performance include increasing institutional ownership, greater coverage by Wall Street analysts and higher merger and acquisition activity. In fact, we have already seen these trends impact many of the stocks we own.

------------
* Because the Portfolio invests primarily in medium-capitalization companies, an investment in the Portfolio may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large-capitalization companies. Medium-capitalization companies may have more limited product lines, markets and financial resources than large-capitalization companies. They may have shorter operating histories and more erratic businesses, although they generally have more established businesses than small-capitalization companies. The prices of medium-capitalization company stocks tend to be more volatile than the prices of large-capitalization company stocks.

--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                             5

--------------------------------------------------------------------------------
                           Select Mid Cap Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                         Net Asset Value
                     -----------------------
                     Beginning        End      Income     Capital Gain   Total
Period Ended         of Period     of Period  Dividends  Distributions  Return++
================================================================================
10/31/99               $10.00        $10.11     $0.00        $0.00       1.10%+
================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return:
--------------------------------------------------------------------------------

                                                                        Total
                                                                       Return
================================================================================
9/15/99* through 10/31/99                                              1.10%+
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                                        Total
                                                                        Return
================================================================================
9/15/99* through 10/31/99                                                1.10%
================================================================================
++   Assumes reinvestment of all dividends and capital gain distributions.
+ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Select Growth Portfolio
--------------------------------------------------------------------------------

The Select Growth Portfolio ("Portfolio") seeks capital appreciation. The Portfolio invests principally in U.S. common stocks and other equity securities, typically of established companies with large-market capitalizations.

Portfolio Manager:

Lawrence B. Weissman, CFA

[PHOTO]

Investment experience:
15 years

Background: Joined Salomon Smith Barney in 1997. Previously with Neuberger & Berman and TIAA-CREF.

Education: B.S., Cornell University; M.B.A., Columbia University

Portfolio Update

The Portfolio commenced operations on September 15, 1999. From its inception through the year ended October 31, 1999, the Portfolio posted a total return of 5.10%. While no guarantees can be made, we believe the Portfolio has the potential to outperform our benchmark over the long-term, but with potentially lower risk than many other growth-oriented subaccounts.

Although the stock market has been extremely volatile and leadership changes have been difficult to anticipate, we believe our focus on buying and holding high quality, well-managed and well-positioned companies over time will help us to weather severe market turbulence.

--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                             7

--------------------------------------------------------------------------------
                            Select Growth Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                          Net Asset Value
                      ----------------------
                      Beginning       End      Income     Capital Gain   Total
Period Ended          of Period    of Period  Dividends  Distributions  Return++
================================================================================
10/31/99                $10.00       $10.51     $0.00        $0.00       5.10%+
================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                                         Total
                                                                         Return
================================================================================
9/15/99* through 10/31/99                                                5.10%+
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                                         Total
                                                                         Return
================================================================================
9/15/99* through 10/31/99                                                5.10%
================================================================================
++   Assumes reinvestment of all dividends and capital gain distributions.
+ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Select Growth and Income Portfolio
--------------------------------------------------------------------------------

The Select Growth and Income Portfolio ("Portfolio") seeks reasonable growth and income. The Portfolio invests in a portfolio consisting principally of equity securities, including convertible securities that provide dividend or interest income. However, the Portfolio may also invest in non-income-producing investments for potential appreciation in value. The Portfolio emphasizes U.S. stocks with large-market capitalizations.

Portfolio Manager:

R. Jay Gerken, CFA

[PHOTO]

Investment experience:
More than 20 years

Background: Joined Salomon Smith Barney in 1985. Formerly with Bankers Trust and Baseline Financial Services.

Education: A.B., Brown University; M.B.A., Harvard University

Portfolio Update

The Portfolio commenced operation on September 15, 1999. From its inception through October 31, 1999, the Portfolio posted a total return of 1.00%. We manage the Portfolio with the outlook of a long-term investor. We think that the Portfolio is well diversified and invests in a wide range of industries generally representative of U.S. large-capitalization stocks. When buying stocks, we believe the critical investment decision is judging the growth prospects of a company compared to its current valuation. This tradeoff of growth and value can be described as searching for growth at a reasonable price. (Growth investing seeks to identify companies that have an expected rate of earnings growth exceeding that of the economy. Value investing seeks to identify companies that have stock prices that do not currently reflect the underlying value of corporate assets or earnings potential and that are selling at a discount to their underlying intrinsic value.)

--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            9

--------------------------------------------------------------------------------
                      Select Growth and Income Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                          Net Asset Value
                       ---------------------
                       Beginning      End      Income     Capital Gain   Total
Period Ended           of Period   of Period  Dividends  Distributions  Return++
================================================================================
10/31/99                $10.00       $10.10     $0.00       $0.00        1.00%+
================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                                        Total
                                                                        Return
================================================================================
9/15/99* through 10/31/99                                               1.00%+
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                                        Total
                                                                        Return
================================================================================
9/15/99* through 10/31/99                                                1.00%
================================================================================

++   Assumes reinvestment of all dividends and capital gain distributions.
+ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Select Government Portfolio
--------------------------------------------------------------------------------

The Select Government Portfolio ("Portfolio") seeks high current return consistent with the preservation of capital. The Portfolio invests primarily in government debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.* These securities include U.S. Treasury securities, mortgage-related and asset-backed securities. Some government-guaranteed, mortgage-related securities are backed by the full faith and credit of the U.S. Treasury; some are supported by the right of the issuer to borrow from the U.S. government; and some are backed only by the credit of the issuer itself.

Portfolio Manager:

James Conroy

[PHOTO]

Investment experience:
21 years

Background: Formerly a portfolio manager for Equitable Asset Management and I.N.A. Securities.

Education: BA., Economics, Muhlenberg College

Portfolio Update

The Portfolio commenced operations on September 15, 1999. From its inception through October 31, 1999, the Portfolio posted a total return of 1.30%. The chart in the adjacent column shows the yield from U.S. Treasuries as of October 31, 1999:

Yields from U.S. Treasury Securities

                                                                    10/31/99
                                                                    --------
3-month U.S. Treasury Bill                                            5.11%
2-year U.S. Treasury Note                                             5.82
5-year U.S. Treasury Note                                             5.98
10-year U.S. Treasury Bond                                            6.05
30-year U.S. Treasury Bond                                            6.18

The reporting period was marked by continued strong U.S. economic growth, historically low inflation and low unemployment. Diminishing liquidity in the bond market was precipitated by the global financial crisis that reached its climax in October 1998. Meanwhile, the Fed reversed its three short-term interest rate movements, with 25-basis-point (100 basis points are equal to one percent) increases implemented on June 30, August 24 and November 16, 1999, respectively.

In our view, lackluster performance in fixed income markets has been a direct result of the Fed's monetary policy actions. While presumably aimed at stock market exuberance, it is the bond market that has taken the brunt of any correction on fears of further Fed interest rate increases. The current lack of inflationary evidence defies a historically tight labor market and reinforces the influence of technology and the power of global pricing constraints.

We anticipate an economic slowdown through the end of 1999 and into the first quarter of 2000. In our view, we have probably seen the highs in yields over the near term, and our investment strategy in the coming months will be to increase our U.S. Treasury exposure.

--------------
* Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The shorter the time period of your investment, the greater the possibility of loss. Fund shares are not deposits or obligations of, or insured or guaranteed by the U.S. government, any financial institution, the Federal Deposit Insurance Corporation or any other agency, entity or person.

--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            11

--------------------------------------------------------------------------------
                      Select Growth and Income Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                          Net Asset Value
                       ---------------------
                       Beginning      End      Income     Capital Gain   Total
Period Ended           of Period   of Period  Dividends  Distributions  Return++
================================================================================
10/31/99                $10.00       $10.10     $0.00       $0.00        1.00%+
================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                                        Total
                                                                        Return
================================================================================
9/15/99* through 10/31/99                                               1.00%+
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                                        Total
                                                                        Return
================================================================================
9/15/99* through 10/31/99                                                1.00%
================================================================================

++   Assumes reinvestment of all dividends and capital gain distributions.
+ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments                                        October 31, 1999
--------------------------------------------------------------------------------

                        Select Emerging Growth Portfolio

SHARES                              SECURITY                             VALUE
================================================================================
COMMON STOCK -- 100.0%
Auto and Transportation -- 2.1%
       498   Airborne Freight Corp.                                     $ 10,707
       417   CNF Transportation, Inc.                                     13,787
       285   Federal Mogul Corp.                                           7,161
     1,022   Gentex Corp.*                                                17,566
       579   Hayes Lemmerz International, Inc.*                           12,521
       681   Mesaba Holdings, Inc.*                                        7,832
       351   SkyWest, Inc.                                                 8,709
       691   Superior Industries International, Inc.                      18,441
       203   US Airways, Inc.*                                             5,684
--------------------------------------------------------------------------------
                                                                         102,408
--------------------------------------------------------------------------------
Consumer Discretionary -- 18.9%
       549   Action Performance Co., Inc.*                                11,169
       773   Apollo Group, Inc., Class A Shares*                          20,339
       661   Barnes & Noble, Inc.*                                        13,757
       610   Bebe Stores Inc.*                                            16,089
       508   Blyth Industries, Inc.*                                      12,732
     1,972   The Bombay Company, Inc.*                                     8,134
       712   Borders Group, Inc.*                                          9,256
       696   Brinker International, Inc.*                                 16,225
       529   CD Radio Inc.*                                               13,489
       996   CEC Entertainment, Inc.*                                     31,934
       361   Central Newspapers, Inc., Class A Shares                     15,500
       605   Checkfree Holdings Corp.*                                    22,612
       930   Church & Dwight Co., Inc.                                    24,238
       356   Claire's Stores, Inc.                                         6,274
       691   Complete Business Solutions, Inc.*                           10,019
     2,114   CompUSA Inc.*                                                12,023
       330   Consolidated Graphics, Inc.*                                  6,600
       544   Cox Radio, Inc., Class A Shares*                             38,080
       722   Day Runner, Inc.*                                             5,325
       981   The Dial Corp.                                               22,931
       351   Dollar Tree Stores, Inc.*                                    15,290
       376   Emmis Communications Corp., Class A Shares*                  27,119
       813   Ethan Allen Interiors, Inc.                                  28,912
     1,703   Family Dollar Stores, Inc.                                   35,124
       737   Family Golf Centers, Inc.*                                    1,198
       996   Furniture Brands International, Inc.*                        19,297
     1,372   Group Maintenance America Corp.*                             13,205
       417   Houghton Mifflin Co.                                         17,670
     1,200   Interim Services Inc.*                                       19,725
     1,001   International Game Technology*                               18,644
     1,078   Jack In The Box Inc.*                                        25,939
       834   Jones Apparel Group, Inc.*                                   26,375
       768   Jostens, Inc.                                                16,224
       855   Launch Media Inc.*                                            9,298
       661   Linens 'n Things, Inc.*                                      26,275
     1,433   Mandalay Resort Group*                                       26,690
       686   Metamor Worldwide, Inc.*                                     12,948

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            13

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                     Select Emerging Growth Portfolio

SHARES                           SECURITY                               VALUE
================================================================================
Consumer Discretionary -- 18.9% (continued)
       773   Navigant Consulting, Inc.*                                 $ 22,079
       376   Outback Steakhouse, Inc.*                                     8,648
     1,052   Pacific Sunwear of California, Inc.*                         31,757
       534   Performance Food Group Co.*                                  14,485
       732   Pre-paid Legal Services, Inc.*                               17,751
       529   Regis Corp.                                                   9,820
       895   Rent-Way, Inc.*                                              14,879
       874   Ross Stores, Inc.                                            18,026
     1,749   Samsonite Corp.*                                             10,494
       940   Shaw Industries, Inc.                                        14,511
       371   Sotheby's Holdings, Inc., Class A Shares                     10,643
       534   Starwood Hotels & Resorts Worldwide, Inc.                    12,249
       498   Tupperware Corporation                                        9,867
       518   United Stationers, Inc.*                                     13,209
       717   Valassis Communications, Inc.*                               30,831
       646   Williams Sonoma, Inc.*                                       34,723
--------------------------------------------------------------------------------
                                                                         930,631
--------------------------------------------------------------------------------
Consumer Staples -- 0.7%
       717   The Earthgrains Co.                                          16,357
       793   Smithfield Foods, Inc.*                                      18,041
--------------------------------------------------------------------------------
                                                                          34,398
--------------------------------------------------------------------------------
Finance -- 10.2%
       930   Affiliated Managers Group, Inc.*                             24,877
     2,038   AmeriCredit Corp.*                                           35,410
       234   Astoria Financial Corp.                                       8,424
       361   Commerce Bancorp, Inc.                                       16,177
       651   Community First Bankshares, Inc.                             12,389
       290   Cullen Frost Bankers, Inc.                                    8,374
       361   Dain Rauscher Corp.                                          19,381
     1,159   Doral Financial Corp.                                        14,850
       564   Eaton Vance Corp.                                            19,282
       534   Fidelity National Financial, Inc.                             8,377
       341   The FINOVA Group, Inc.                                       15,025
       524   FPIC Insurance Group Inc.*                                    8,318
       269   Greater Bay Bancorp                                           9,886
       539   GreenPoint Financial Corp.                                   15,361
       839   HCC Insurance Holdings, Inc.                                  9,439
       696   HSB Group, Inc.                                              26,622
       468   Hudson United Bancorp                                        14,712
       559   Metris Companies Inc.                                        19,251
       473   National Commerce Bancorp.                                   11,825
     1,027   North Fork Bancorp., Inc.                                    21,246
       696   Oriental Financial Group, Inc.                               15,747
       569   Peoples Heritage Financial Group, Inc.                       10,811
       518   Premier Bancshares, Corp.                                     9,130
       569   Queens County Bancorp Inc.                                   17,888
       447   Radian Group Inc.                                            23,607
       356   S1 Corp.*                                                    14,307
       330   Silicon Valley Bancshares*                                   10,766

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                    Select Emerging Growth Portfolio

SHARES                           SECURITY                               VALUE
================================================================================
Finance -- 10.2% (continued)
       315   Southwest Securities Group, Inc.                           $  7,501
       854   Sovereign Bancorp, Inc.                                       7,526
       539   Triangle Bancorp, Inc.                                       12,397
       910   United Bankshares Inc.                                       22,409
       488   Zions Bancorp.                                               28,761
--------------------------------------------------------------------------------
                                                                         500,076
--------------------------------------------------------------------------------
Healthcare -- 15.1%
       356   Affymetrix, Inc.*                                            31,373
     1,276   AmeriPath, Inc.*                                              9,450
       468   Andrx Corp.*                                                 22,347
       935   Bergen Brunswig Corp., Class A Shares                         6,662
       864   Biomet, Inc.                                                 26,028
       661   CareMatrix Corp.*                                             1,322
       727   Cooper Companies, Inc.                                       18,175
     2,043   Covance Inc.*                                                19,791
       788   Enzon, Inc.*                                                 23,098
       498   Forest Laboratories, Inc.*                                   22,846
       376   Genzyme Corp.*                                               14,382
       569   Gilead Sciences Inc.*                                        35,954
     1,210   Hanger Orthopedic Group Inc.*                                14,898
       463   Human Genome Sciences, Inc.*                                 40,455
       890   ICOS Corp.*                                                  25,532
       376   IDEC Pharmaceuticals Corp.*                                  43,686
     1,632   InfoCure Corp.*                                              25,704
       712   Jones Pharma, Inc.                                           22,072
     1,621   Ligand Pharmaceuticals Inc., Class B Shares*                 13,272
       259   Manor Care Inc.*                                              4,079
       895   Medicis Pharmaceuticals Corp., Class A Shares*               27,298
       737   MedQuist Inc.*                                               23,584
       605   Millennium Pharmaceuticals, Inc.*                            42,426
       681   Mylan Laboratories, Inc.                                     12,215
       534   Ocular Sciences, Inc.*                                        9,812
     1,139   Omnicare, Inc.                                               10,536
       646   Pharmaceutical Product Development, Inc.*                     6,500
     1,154   PSS World Medical, Inc.*                                      8,944
       615   Quintiles Transnational Corp.*                               11,416
       651   Res-Care, Inc.*                                               9,480
       818   Roberts Pharmaceutical Corp.*                                26,381
       254   Sepracor, Inc.*                                              21,130
     3,777   SICOR Inc.*                                                  17,941
       630   STERIS Corp.*                                                 8,387
       752   Sunrise Assisted Living, Inc.*                                8,272
       895   Sybron International Corp.*                                  21,312
       615   Transkaryotic Therapies, Inc.*                               28,598
     1,062   United Payors & United Providers, Inc.*                      17,855
       259   Universal Health Services, Inc., Class B Shares*              7,608
--------------------------------------------------------------------------------
                                                                         740,821
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            15

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                       Select Emerging Growth Portfolio

SHARES                             SECURITY                             VALUE
================================================================================
Materials and Processing -- 4.5%
     2,008   Airgas, Inc.*                                              $ 19,076
       564   Centex Construction Products, Inc.                           20,057
       386   Cousins Properties, Inc.                                     12,231
       412   Federal Realty Investment Trust                               7,493
       534   Mueller Industries, Inc.*                                    17,055
       595   NL Industries, Inc.                                           6,880
       402   NVR, Inc.*                                                   16,482
       457   Reckson Associates Realty Corp.                               8,455
       341   The Rouse Co.                                                 7,545
       900   Spartech Corp.                                               25,763
     1,098   Stillwater Mining Co.*                                       22,097
       554   Tredegar Corp.                                               12,153
       305   USG Corp.                                                    15,117
       559   Vornado Realty Trust                                         17,713
     1,083   Wausau-Mosinee Paper Corp.                                   13,673
--------------------------------------------------------------------------------
                                                                         221,790
--------------------------------------------------------------------------------
Other Energy -- 2.6%
       818   Barrett Resources Corp.*                                     27,454
       691   Basin Exploration Inc.*                                      11,358
       285   Devon Energy Corp.                                           11,079
       839   Friede Goldman International, Inc.*                           7,761
       498   Ocean Energy, Inc.*                                           4,575
       712   Plains Resources Inc.*                                       12,238
       854   R&B Falcon Corp.*                                            10,622
       905   Rowan Cos., Inc.*                                            14,084
       798   Weatherford International, Inc.*                             27,032
--------------------------------------------------------------------------------
                                                                         126,203
--------------------------------------------------------------------------------
Producer Durables -- 4.8%
       732   Allied Waste Industries, Inc.*                                7,686
       452   Briggs & Stratton Corp.                                      26,414
       427   C&D Technology, Inc.                                         13,717
       407   Carlisle Companies, Inc.                                     13,533
       849   CommScope, Inc.*                                             33,854
       559   Crane Co.                                                    11,425
     1,189   Howmet International Inc.*                                   17,538
       341   Jacobs Engineering Group, Inc.*                              12,105
       778   Kellstrom Industries, Inc.*                                   6,419
       752   Kroll - O' Gara Co.*                                         11,938
       600   Lennar Corp.                                                  9,863
       722   Manitowoc Co., Inc.                                          21,570
       951   Mettler - Toledo International, Inc.*                        28,352
       239   Millipore Corp.                                               7,618
       325   Nordson Corp.                                                14,402
--------------------------------------------------------------------------------
                                                                         236,434
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                        Select Emerging Growth Portfolio

SHARES                              SECURITY                            VALUE
================================================================================
Technology -- 37.4%
       485   24/7 Media, Inc.*                                          $ 20,946
       529   Adobe Systems, Inc.                                          36,997
       574   ADTRAN, Inc.*                                                21,310
        61   Allegiance Telecom, Inc.*                                     4,209
     1,291   American Management Systems, Inc.*                           33,405
     1,017   American Xtal Technology, Inc.*                              13,157
     1,774   Amkor Technology, Inc.*                                      35,813
       615   Anixter International Inc.*                                  12,838
     1,535   AnswerThink Consulting Group, Inc.*                          25,327
     1,367   Aspen Technology, Inc.*                                      17,429
       544   Autodesk, Inc.                                               10,200
       696   AVT Corp.*                                                   23,316
       386   Black Box Corp.*                                             19,589
     5,784   Brightpoint, Inc.*                                           45,368
       229   BroadVision, Inc.*                                           16,717
       905   C-Cube Microsystems Inc.*                                    40,272
       793   CACI International Inc., Class A Shares*                     17,000
       513   Carrier Access Corp.*                                        25,361
       290   CIBER, Inc.*                                                  4,731
       940   Cognizant Tech Solutions Corp.*                              43,181
       488   Concentric Network Corp.*                                    12,505
       356   CSK Auto Corp.*                                               6,363
       651   CTS Corp.                                                    36,822
     1,530   Cypress Semiconductor Corp.*                                 39,111
       783   The DII Group Inc.*                                          28,188
       529   Diamond Technology Partners, Inc.*                           34,187
       259   DST Systems, Inc.*                                           16,495
       757   Dycom Industries Inc.*                                       24,650
       935   E*Trade Group, Inc*                                          22,265
       468   Electro Scientific Industries, Inc.*                         25,272
       402   Electronic Arts, Inc.*                                       32,487
       823   Etec Systems, Inc.*                                          31,428
       890   Fiserv, Inc.*                                                28,480
       808   Genesys Telecommunication Laboratories, Inc.*                39,693
       600   Go2Net, Inc.*                                                42,225
       600   Hadco Corp.*                                                 22,050
       200   HI/FN Inc.*                                                   7,262
       915   IMRglobal Corp.*                                              9,379
     2,974   Informix Corp.*                                              22,677
       132   Infoseek Corp.*                                               4,183
       829   Intelligroup, Inc.*                                           8,290
       874   Inter-Tel, Inc.                                              13,875
     1,327   InterVoice-Brite, Inc.*                                      16,422
       900   ISS Group, Inc.*                                             34,312
       544   Lam Research Corp.*                                          45,934
       549   MasTec, Inc.*                                                17,980
       935   Mastech Corp.*                                               16,012
     2,155   Mentor Graphics Corp.*                                       17,375
     1,032   National Computer Systems, Inc.                              39,023
       335   Network Appliance, Inc.*                                     24,790

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            17

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                        Select Emerging Growth Portfolio

SHARES                              SECURITY                            VALUE
================================================================================
Technology -- 37.4% (continued)
       890   Network Associates, Inc.*                                  $ 16,298
       102   Network Solutions, Inc.*                                     12,087
       905   NVDIA Corp.*                                                 20,023
       615   Omnipoint Corp.*                                             50,814
     1,586   PeopleSoft, Inc.*                                            23,790
       712   Policy Management Systems Corp.*                             13,662
       437   Powerwave Technologies, Inc.*                                28,432
       366   QRS Corp.*                                                   20,359
       555   Quantum Corp*                                                 8,568
       727   Rational Software Corp.*                                     31,079
     1,215   Read-Rite Corp.*                                              4,784
       951   RWD Technologies, Inc.*                                       7,727
       600   Sanchez Computer Associates, Inc.*                           13,200
       315   Sanmina Corp.*                                               28,370
       696   Sawtek, Inc.*                                                28,536
       452   SCI Systems, Inc.*                                           22,318
       361   SCM Microsystems, Inc.*                                      17,057
       219   SEI Investments Co.                                          21,346
     1,815   SpeedFam - IPEC, Inc.*                                       20,078
       839   Sterling Software, Inc.*                                     18,406
     1,169   Structural Dynamics Research Corp.*                          11,544
       890   SunGard Data Systems, Inc.*                                  21,749
       788   Superior TeleCom Inc.                                        12,263
       945   Sykes Enterprises, Inc.*                                     29,177
     1,149   USWeb Corp.*                                                 44,524
       425   VerticalNet Inc.*                                            23,800
       437   Visual Networks, Inc.*                                       18,190
     1,164   Wind River Systems Inc.*                                     23,717
       235   WorldGate Communications, Inc.*                               5,023
       534   Xircom, Inc.*                                                26,934
       579   Zebra Technologies Corp.*                                    31,483
--------------------------------------------------------------------------------
                                                                       1,842,239
--------------------------------------------------------------------------------
Utilities -- 3.7%
       712   CenturyTel, Inc.                                             28,791
       635   Global TeleSystems Group, Inc.*                              15,200
       595   Intermedia Communications, Inc.*                             15,470
       925   ITC/DeltaCom, Inc.*                                          22,200
       727   MidAmerican Energy Holdings Co.*                             24,445
     2,384   Paging Network, Inc.*                                         2,235
     1,012   TALK.com, Inc.*                                              16,129
       351   US LEC Corp., Class A Shares*                                 9,718
       651   Western Wireless Corp., Class A Shares*                      34,422
       407   WinStar Communications, Inc.*                                15,797
--------------------------------------------------------------------------------
                                                                         184,407
--------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $4,776,761**)                                   $4,919,407
================================================================================
*    Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                           Select Mid Cap Portfolio

SHARES                             SECURITY                             VALUE
================================================================================
COMMON STOCK -- 88.0%
Airlines -- 0.9%
     1,700   Southwest Airlines Co.                                     $ 28,581
--------------------------------------------------------------------------------
Automobiles -- 1.9%
     1,000   Harley-Davidson, Inc.                                        59,313
--------------------------------------------------------------------------------
Banking -- 2.2%
       500   Commerce Bancorp, Inc.                                       22,406
       900   First Tennessee National Corp.                               30,600
       700   North Fork Bancorporation, Inc.                              14,481
--------------------------------------------------------------------------------
                                                                          67,487
--------------------------------------------------------------------------------
Broadcast Media -- 5.5%
       500   Cablevision Systems Corp., Class A Shares*                   33,781
       900   Entercom Communications Corp.*                               44,831
     3,200   Imax Corp.*                                                  66,400
       850   Spanish Broadcasting System, Inc.*                           22,631
       100   World Wrestling Federation Entertainment, Inc.*               2,413
--------------------------------------------------------------------------------
                                                                         170,056
--------------------------------------------------------------------------------
Building Materials -- 2.2%
       800   Ecolab Inc.                                                  27,050
     1,000   Vulcan Materials Co.                                         41,313
--------------------------------------------------------------------------------
                                                                          68,363
--------------------------------------------------------------------------------
Communications - Equipment -- 4.1%
       600   ADC Telecommunications, Inc.*                                28,612
       800   L-3 Communications Holdings, Inc.*                           33,750
     1,500   Valassis Communications, Inc.*                               64,500
--------------------------------------------------------------------------------
                                                                         126,862
--------------------------------------------------------------------------------
Computer Software -- 12.2%
       100   Advent Software, Inc.*                                        6,013
       500   Citrix Systems, Inc.*#                                       32,062
       400   Covad Communications Group, Inc.*                            19,200
       900   Electronic Arts Inc.*                                        72,731
     1,500   Fiserv, Inc.*                                                48,000
       600   Intuit Inc.*                                                 17,475
        30   Juniper Networks, Inc.*                                       8,269
       600   Mercury Interactive Corp.*                                   48,675
       200   Project Software & Development, Inc.*                         9,625
       600   VERITAS Software Corp.*                                      64,725
       600   Xilinx, Inc.*                                                47,175
--------------------------------------------------------------------------------
                                                                         373,950
--------------------------------------------------------------------------------
Consumer Products -- 0.5%
       600   The Dial Corp.                                               14,025
--------------------------------------------------------------------------------
Electronics - Components -- 7.9%
     1,100   The AES Corp.                                                62,081
       600   Applied Micro Circuits Corp.*                                46,687
       700   Lexmark International Group, Inc., Class A Shares*           54,644


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            19

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                             Select Mid Cap Portfolio

SHARES                               SECURITY                            VALUE
================================================================================
Electronics - Components -- 7.9% (continued)
       600   Maxim Integrated Products, Inc.*                          $  47,362
     1,000   Molex Inc., Class A Shares                                   33,000
--------------------------------------------------------------------------------
                                                                         243,774
--------------------------------------------------------------------------------
Electronics - Semiconductors -- 2.4%
       600   Linear Technology Corp.                                      41,963
       800   Teradyne, Inc.*                                              30,800
--------------------------------------------------------------------------------
                                                                          72,763
--------------------------------------------------------------------------------
Entertainment -- 1.7%
     1,800   Premier Parks Inc.                                           52,088
--------------------------------------------------------------------------------
Financial -- 7.6%
     1,200   Ambac Financial Group, Inc.                                  71,700
     1,000   Capital One Financial Corp.                                  53,000
     1,300   Countrywide Credit Industries, Inc.                          44,119
       400   E*TRADE Group, Inc.*                                          9,525
       500   Providian Financial Corp.                                    54,500
--------------------------------------------------------------------------------
                                                                         232,844
--------------------------------------------------------------------------------
Food Distributors -- 2.4%
     1,600   Keebler Foods Co.*                                           51,100
     1,200   The Pepsi Bottling Group, Inc.                               21,825
--------------------------------------------------------------------------------
                                                                          72,925
--------------------------------------------------------------------------------
Healthcare - Drugs -- 6.3%
       500   Affymetrix, Inc.*                                            44,062
     1,100   Elan Corp. PLC, Sponsored ADR*                               28,325
       200   Genentech, Inc.*                                             29,150
     1,100   Sepracor Inc.*#                                              91,506
--------------------------------------------------------------------------------
                                                                         193,043
--------------------------------------------------------------------------------
Healthcare - Managed -- 0.6%
       325   Wellpoint Health Networks Inc.*                              18,850
--------------------------------------------------------------------------------
Household Furniture and Apparel -- 0.9%
       800   Bed Bath & Beyond Inc.*                                      26,650
--------------------------------------------------------------------------------
Insurance -- 2.9%
     2,700   Annuity and Life Re (Holdings), Ltd.#@                       63,450
       500   XL Capital Ltd., Class A Shares                              26,844
--------------------------------------------------------------------------------
                                                                          90,294
--------------------------------------------------------------------------------
Internet Content -- 1.8%
        10   Akamai Technologies, Inc.*                                    1,452
       100   CMGI Inc.*                                                   10,944
        30   eBay Inc.*                                                    4,054
       110   Silknet Software, Inc.*                                       8,800
       300   VerticalNet, Inc.*                                           16,800
       200   Xoom.com, Inc.*                                              12,500
--------------------------------------------------------------------------------
                                                                          54,550
--------------------------------------------------------------------------------
Machinery -- 1.7%
       600   SPX Corp.                                                    50,850
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                            Select Mid Cap Portfolio

SHARES                              SECURITY                             VALUE
================================================================================
Manufacturing -- 2.1%
       600   Danaher Corp.                                             $  28,988
       700   Waters Corp.*                                                37,188
--------------------------------------------------------------------------------
                                                                          66,176
--------------------------------------------------------------------------------
Metal Processors -- 1.7%
     1,600   Mueller Industries, Inc.*                                    51,100
--------------------------------------------------------------------------------
Oilfield Services -- 4.9%
       800   Anadarko Petroleum Corp.                                     24,650
       600   BJ Services Co.*                                             20,587
       600   Cooper Cameron Corp.*                                        23,212
     1,000   Diamond Offshore Drilling, Inc.                              31,750
       600   EOG Resources, Inc.                                          12,488
     1,300   Newfield Exploration Co.*                                    38,269
--------------------------------------------------------------------------------
                                                                         150,956
--------------------------------------------------------------------------------
Paper -- 1.0%
       600   Bowater Inc.                                                 31,500
--------------------------------------------------------------------------------
Real Estate Investment Trusts -- 1.1%
     2,400   IndyMac Mortgage Holdings, Inc.                              33,450
--------------------------------------------------------------------------------
Retail - Apparel -- 1.3%
       500   Abercrombie & Fitch Co., Class A Shares*                     13,625
     1,000   The Children's Place Retail Stores, Inc.*                    26,062
--------------------------------------------------------------------------------
                                                                          39,687
--------------------------------------------------------------------------------
Retail - Drug Stores -- 0.7%
       800   Duane Reade Inc.*                                            21,500
--------------------------------------------------------------------------------
Retail - Specialty -- 1.3%
       600   Best Buy Co., Inc.*                                          33,337
       100   eToys Inc.*                                                   5,975
--------------------------------------------------------------------------------
                                                                          39,312
--------------------------------------------------------------------------------
Services and Publishing - Finance -- 2.8%
     1,300   FactSet Research Systems Inc.#                               86,369
--------------------------------------------------------------------------------
Telecommunications -- 3.0%
     1,300   CenturyTel, Inc.                                             52,569
       200   COLT Telecom Group PLC, Sponsored ADR*                       23,700
       600   Time Warner Telecom Inc., Class A Shares*                    15,112
--------------------------------------------------------------------------------
                                                                          91,381
--------------------------------------------------------------------------------
Transport -- 1.8%
       500   Kansas City Southern Industries, Inc.                        23,719
     2,000   Knightsbridge Tankers Ltd.                                   30,750
--------------------------------------------------------------------------------
                                                                          54,469
--------------------------------------------------------------------------------
Utilities -- 0.6%
       700   The Montana Power Co.                                        19,906
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $2,606,940)                                      2,703,074
================================================================================

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            21

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                           Select Mid Cap Portfolio

  FACE
 AMOUNT                            SECURITY                              VALUE
================================================================================
REPURCHASE AGREEMENT -- 12.0%
$367,000     Morgan Stanley Dean Witter & Co. dated 10/29/99,
             5.190% due 11/1/99; Proceeds at maturity -- $367,159;
             (Fully collateralized by U.S. Treasury Notes & Bonds,
             6.375% to 8.875% due 3/31/01 to 8/15/17;
             Market value -- $375,265)
             (Cost -- $367,000)                                       $  367,000
--------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $2,973,940**)                                   $3,070,074
--------------------------------------------------------------------------------

 *   Non-income producing security.
 #   This security has been segregated for open futures contracts.
 @   This security serves as collateral for open futures contracts.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                            Select Growth Portfolio

SHARES                             SECURITY                              VALUE
================================================================================
COMMON STOCK -- 93.0%
Aerospace/Defense -- 0.4%
       400   The Boeing Co.                                             $ 18,425
--------------------------------------------------------------------------------
Consumer Distribution -- 5.4%
       800   Dayton Hudson Corp.                                          51,700
     1,100   Lowe's Cos., Inc.                                            60,500
       500   The Kroger Co.*                                              10,406
       600   Safeway Inc.*                                                21,188
     1,400   The TJX Cos., Inc.                                           37,975
     1,800   Wal-Mart Stores, Inc.                                       102,038
--------------------------------------------------------------------------------
                                                                         283,807
--------------------------------------------------------------------------------
Consumer Non-Durables -- 4.1%
       900   The Coca-Cola Co.                                            53,100
       700   Colgate-Palmolive Co.                                        42,350
       400   Keebler Foods Co.*                                           12,775
       800   PepsiCo, Inc.                                                27,750
       600   The Procter & Gamble Co.                                     62,925
       300   Unilever NV                                                  20,006
--------------------------------------------------------------------------------
                                                                         218,906
--------------------------------------------------------------------------------
Consumer Services -- 8.8%
       300   AMFM Inc.*                                                   21,000
     1,700   CBS Corp.*                                                   82,981
     3,100   Cendant Corp.*                                               51,150
       700   Clear Channel Communications, Inc.*                          56,263
     1,000   Cox Communications, Inc.*                                    45,438
       900   MediaOne Group, Inc.*                                        63,956
     1,000   Outdoor Systems, Inc.*                                       42,375
     1,200   Time Warner Inc.                                             83,625
       800   The Walt Disney Co.                                          21,100
--------------------------------------------------------------------------------
                                                                         467,888
--------------------------------------------------------------------------------
Energy -- 5.6%
       600   Anadarko Petroleum Corp.                                     18,487
       300   Atlantic Richfield Co.                                       27,956
       500   BP Amoco PLC, Sponsored ADR                                  28,875
       700   Burlington Resources Inc.                                    24,412
       300   Chevron Corp.                                                27,394
     1,200   Conoco Inc., Class A Shares                                  32,925
       800   Exxon Corp.                                                  59,250
     1,000   Halliburton Co.                                              37,687
       400   Mobil Corp.                                                  38,600
--------------------------------------------------------------------------------
                                                                         295,586
--------------------------------------------------------------------------------
Finance -- 16.9%
     1,075   Ace Ltd.                                                     20,895
     1,500   AMBAC Financial Group, Inc.                                  89,625
       900   American International Group, Inc.                           92,644
     1,100   Annuity and Life Re (Holdings), Ltd.                         25,850
        21   Berkshire Hathaway Inc., Class B Shares*                     43,890

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            23

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                             Select Growth Portfolio

SHARES                             SECURITY                              VALUE
================================================================================
Finance -- 16.9% (continued)
     1,700   Capital One Financial Corp.                                $ 90,100
     1,200   The Chase Manhattan Corp.                                   104,850
     1,700   Countrywide Credit Industries, Inc.                          57,694
     1,000   Fannie Mae                                                   70,750
     3,400   IndyMac Mortgage Holdings, Inc.                              47,388
       800   Merrill Lynch & Co., Inc.                                    62,800
       300   Morgan Stanley Dean Witter & Co.                             33,094
       700   Providian Financial Corp.                                    76,300
       600   Wells Fargo Co.                                              28,725
     1,000   XL Capital Ltd.                                              53,687
--------------------------------------------------------------------------------
                                                                         898,292
--------------------------------------------------------------------------------
Healthcare -- 14.3%
       800   Affymetrix, Inc.*                                            70,500
       600   American Home Products Corp.                                 31,350
     1,000   Bristol-Myers Squibb Co.                                     76,812
       100   Cardinal Health, Inc.                                         4,312
       500   Elan Corp. PLC, Sponsored ADR*                               12,875
       300   Genentech, Inc.*                                             43,725
       300   Johnson & Johnson                                            31,425
     1,900   Merck & Co., Inc.                                           151,169
     1,400   Monsanto Co.                                                 53,900
     1,800   Pfizer Inc.                                                  71,100
     2,000   Sepracor Inc.*                                              166,375
       600   Warner-Lambert Co.                                           47,888
--------------------------------------------------------------------------------
                                                                         761,431
--------------------------------------------------------------------------------
Producer Manufacturing -- 5.9%
       500   Applied Materials, Inc.*                                     44,906
       500   Corning Inc.                                                 39,312
       800   General Electric Co.                                        108,450
       300   Honeywell Inc.                                               31,631
     2,200   Tyco International Ltd.                                      87,863
--------------------------------------------------------------------------------
                                                                         312,162
--------------------------------------------------------------------------------
Technology -- 23.9%
        20   Akamai Technologies, Inc.*                                    2,904
       900   America Online, Inc.*                                       116,719
     2,100   Cisco Systems, Inc.*                                        155,400
       600   Citrix Systems, Inc.*                                        38,475
       600   Dell Computer Corp.*                                         24,075
     1,000   EMC Corp.*                                                   73,000
     1,600   Intel Corp.                                                 123,900
       900   International Business Machines Corp.                        88,538
     1,000   Lexmark International Group, Inc., Class A Shares*           78,063
       400   Linear Technology Corp.                                      27,975
       900   Lucent Technologies Inc.                                     57,825
     1,800   Microsoft Corp.*                                            166,613
       400   Nokia Oyj, Sponsored ADR                                     46,225
     1,400   Oracle Corp.*                                                66,588

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued) October 31, 1999
--------------------------------------------------------------------------------

                             Select Growth Portfolio

SHARES                               SECURITY                             VALUE
--------------------------------------------------------------------------------
Technology -- 23.9% (continued)
       100   QUALCOMM Inc.*                                              $22,275
       400   Sprint Corp. (PCS Group)                                     33,175
       800   Sun Microsystems, Inc.*                                      84,650
       600   Xilinx, Inc.*                                                47,175
       100   Yahoo! Inc.*                                                 17,906
--------------------------------------------------------------------------------
                                                                       1,271,481
--------------------------------------------------------------------------------
Transportation -- 0.2%
       800   Knightsbridge Tankers Ltd.                                   12,300
--------------------------------------------------------------------------------
Utilities -- 7.5%
     1,400   The AES Corp.*                                               79,012
       600   AT&T Corp.                                                   28,050
       600   Bell Atlantic Corp.                                          38,962
       400   CenturyTel, Inc.                                             16,175
     1,200   MCI WorldCom, Inc.*                                         102,975
     1,200   Qwest Communications International Inc.*                     43,200
     1,200   SBC Communications Inc.                                      61,125
       400   Sprint Corp.                                                 29,725
--------------------------------------------------------------------------------
                                                                         399,224
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $4,685,805)                                      4,939,502
================================================================================

FACE
AMOUNT                  SECURITY                                         VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.0%
  $373,000   Morgan Stanley Dean Witter & Co. dated 10/29/99,
             5.190% due 11/1/99; Proceeds at maturity -- $373,161;
             (Fully collateralized by U.S. Treasury Notes and Bonds,
             6.375% to 8.875% due 3/31/01 to 8/15/17; Market value --
             $381,400) (Cost --$373,000)                                 373,000
--------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $5,058,805**)                                   $5,312,502
--------------------------------------------------------------------------------
*    Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            25

--------------------------------------------------------------------------------
Schedules of Investments (continued) October 31, 1999
--------------------------------------------------------------------------------

                       Select Growth and Income Portfolio

SHARES                               SECURITY                             VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 99.3%
Consumer Durables -- 1.8%
       600   Ford Motor Co.                                              $32,925
       300   General Motors Corp.                                         21,075
--------------------------------------------------------------------------------
                                                                          54,000
--------------------------------------------------------------------------------
Consumer Non-Durables -- 6.8%
       400   The Coca-Cola Co.                                            23,600
       700   ConAgra, Inc.                                                18,244
       300   General Mills, Inc.                                          26,157
       100   The Gillette Co.                                              3,619
       500   Kimberly-Clark Corp.                                         31,562
       800   PepsiCo, Inc.                                                27,750
       400   The Procter & Gamble Co.                                     41,950
       300   Quaker Oats Co.                                              21,000
       300   V.F. Corp.                                                    9,019
--------------------------------------------------------------------------------
                                                                         202,901
--------------------------------------------------------------------------------
Commercial Services -- 0.9%
       300   W.W. Grainger, Inc.                                          12,712
       600   SUPERVALU Inc.                                               12,600
--------------------------------------------------------------------------------
                                                                          25,312
--------------------------------------------------------------------------------
Consumer Services -- 5.5%
       400   H&R Block, Inc.                                              17,025
       600   Comcast Corp., Class A Shares*                               25,275
       600   Cox Communications, Inc., Class A Shares                     27,262
       300   Knight-Ridder, Inc.                                          19,050
       300   McDonald's Corp.                                             12,375
       500   The New York Times Co., Class A Shares                       20,125
       400   The Reader's Digest Association, Inc., Class A Shares        12,900
       600   Viacom Inc., Class B Shares*                                 26,850
       200   The Walt Disney Co.                                           5,275
--------------------------------------------------------------------------------
                                                                         166,137
--------------------------------------------------------------------------------
Electronic Technology -- 17.0%
       800   Cisco Systems, Inc.*                                         59,200
     1,000   Dell Computer Corp.*                                         40,125
       500   Telefonaktiebolaget LM Ericsson ADR                          21,375
       500   General Dynamics Corp.                                       27,719
       500   Hewlett-Packard Co.                                          37,031
     1,200   Intel Corp.                                                  92,925
       600   International Business Machines Corp.                        59,025
       300   Lexmark International Group, Inc.*                           23,419
       700   Lucent Technologies Inc.                                     44,975
       300   Motorola, Inc.                                               29,231
       400   SCI Systems, Inc.*                                           19,750
       700   Seagate Technology, Inc.*                                    20,606
       700   Unisys Corp.*                                                16,975
       300   United Technologies Corp.                                    18,150
--------------------------------------------------------------------------------
                                                                         510,506
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued) October 31, 1999
--------------------------------------------------------------------------------

                       Select Growth and Income Portfolio

SHARES                               SECURITY                             VALUE
--------------------------------------------------------------------------------
Energy Minerals -- 4.0%
       700   Conoco Inc., Class A Shares                                 $19,206
       500   Exxon Corp.                                                  37,031
       400   Mobil Corp.                                                  38,600
       900   USX - Marathon Group                                         26,213
--------------------------------------------------------------------------------
                                                                         121,050
--------------------------------------------------------------------------------
Finance -- 17.0%
       700   A.G. Edwards, Inc.                                           21,044
       700   The Allstate Corp.                                           20,125
       300   American International Group, Inc.                           30,881
       600   AXA Financial, Inc.                                          19,237
       700   Bank of America Corp.                                        45,062
       500   The Bear Stearns Companies Inc. & Co.                        21,312
       400   Chase Manhattan Corp.                                        34,950
       300   CIGNA Corp.                                                  22,425
       700   Conseco, Inc.                                                17,019
       200   Fannie Mae                                                   14,150
       400   First Union Corp.                                            17,075
       473   Fleet Boston Corp.                                           20,635
       200   Goldman Sachs Group, Inc.                                    14,200
       700   GreenPoint Financial Corp.                                   19,950
       400   The Hartford Financial Services Group, Inc.                  20,725
       200   J.P. Morgan & Co., Inc.                                      26,175
       700   KeyCorp                                                      19,556
       400   Morgan Stanley Dean Witter & Co.                             44,125
       400   PNC Bank Corp.                                               23,850
       500   Starwood Hotels & Resorts Worldwide, Inc.                    11,469
       600   UnionBanCal Corp.                                            26,063
       600   Washington Mutual Inc.                                       21,563
--------------------------------------------------------------------------------
                                                                         511,591
--------------------------------------------------------------------------------
Health Services -- 0.9%
       700   Columbia/HCA Healthcare Corp.                                16,887
       200   Wellpoint Health Networks Inc.*                              11,600
--------------------------------------------------------------------------------
                                                                          28,487
--------------------------------------------------------------------------------
Health Technology -- 9.7%
       300   Abbott Laboratories                                          12,112
       100   American Home Products Corp.                                  5,225
       300   Amgen Inc.*                                                  23,925
       100   Baxter International Inc.                                     6,487
       300   Biogen, Inc.                                                 22,237
       400   Bristol-Myers Squibb Co.                                     30,725
       400   Eli Lilly & Co.                                              27,550
       400   Johnson & Johnson                                            41,900
       700   Merck & Co., Inc.                                            55,694
       800   Mylan Laboratories Inc.                                      14,350
       800   Pfizer Inc.                                                  31,600
       100   Schering-Plough Corp.                                         4,950
       500   Watson Pharmaceuticals, Inc.*                                15,875
--------------------------------------------------------------------------------
                                                                         292,630
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            27

--------------------------------------------------------------------------------
Schedules of Investments (continued) October 31, 1999
--------------------------------------------------------------------------------

                       Select Growth and Income Portfolio

SHARES                               SECURITY                             VALUE
--------------------------------------------------------------------------------
Industrial Services -- 0.8%
       600   Fluor Corp.                                                 $23,925
--------------------------------------------------------------------------------
Non-Energy Minerals -- 1.0%
       500   Alcoa Inc.                                                   30,375
--------------------------------------------------------------------------------
Processing Industries -- 5.7%
       600   Air Products and Chemicals, Inc.                             16,500
       200   The Dow Chemical Co.                                         23,650
       800   General Electric Co.                                        108,450
       600   Rohm and Haas Co.                                            22,950
--------------------------------------------------------------------------------
                                                                         171,550
--------------------------------------------------------------------------------
Producer Manufacturing -- 3.0%
       500   AlliedSignal Inc.                                            28,469
       500   Caterpillar Inc.                                             27,625
       400   Ingersoll-Rand Co.                                           20,900
       200   Johnson Controls, Inc.                                       12,150
--------------------------------------------------------------------------------
                                                                          89,144
--------------------------------------------------------------------------------
Retail Trade -- 5.7%
       200   Best Buy Co., Inc.*                                          11,112
       500   Federated Department Stores, Inc.*                           21,344
       500   The Gap, Inc.                                                18,562
       400   The Home Depot, Inc.                                         30,200
       600   The Limited, Inc.                                            24,675
       700   The TJX Companies, Inc.                                      18,988
       800   Wal-Mart Stores, Inc.                                        45,350
--------------------------------------------------------------------------------
                                                                         170,231
--------------------------------------------------------------------------------
Technology Services -- 6.6%
       300   America Online, Inc.*                                        38,906
       500   Automatic Data Processing, Inc.                              24,094
       500   BMC Software, Inc.*                                          32,094
       500   Electronic Data Systems Corp.                                29,250
       800   Microsoft Corp.*                                             74,050
--------------------------------------------------------------------------------
                                                                         198,394
--------------------------------------------------------------------------------
Transportation -- 0.8%
       200   AMR Corp.                                                    12,700
       700   Southwest Airlines Co.                                       11,769
--------------------------------------------------------------------------------
                                                                          24,469
--------------------------------------------------------------------------------
Utilities -- 12.1%
       700   AT&T Corp.                                                   32,725
       100   Bell Atlantic Corp.                                           6,494
       600   BellSouth Corp.                                              27,000
       700   The Coastal Corp.                                            29,487
       400   DTE Energy Co.                                               13,275
       300   Duke Energy Corp.                                            16,950
       600   Edison International                                         17,775
       500   GTE Corp.                                                    37,500
       600   MCI Worldcom, Inc.*                                          51,488
     1,400   Niagara Mohawk Holdings Inc.*                                22,225

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued) October 31, 1999
--------------------------------------------------------------------------------

                       Select Growth and Income Portfolio

SHARES                               SECURITY                             VALUE
--------------------------------------------------------------------------------
Utilities -- 12.1% (continued)
       500   PECO Energy Co.                                             $19,094
     1,421   SBC Communications Inc.                                      72,382
       300   U S West, Inc.                                               18,319
--------------------------------------------------------------------------------
                                                                         364,714
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $2,956,156)                                      2,985,416
================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.7%
       200   Microsoft Corp., Series A, 2.750%
             (Cost -- $20,113)                                            20,289
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $2,976,269**)                                   $3,005,705
================================================================================

*    Non-incoming producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            29

--------------------------------------------------------------------------------
Schedules of Investments (continued) October 31, 1999
--------------------------------------------------------------------------------

                          Select Government Portfolio

 FACE
AMOUNT                               SECURITY                            VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 100.0%
$5,000,000   U.S. Treasury Notes, 6.000% due 8/15/09
             (Cost -- $4,956,250**)                                   $4,995,750
--------------------------------------------------------------------------------
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
30                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                             October 31,1999
--------------------------------------------------------------------------------

                                                     Select           Select         Select           Select              Select
                                                    Emerging          Mid Cap        Growth         Growth and          Government
                                                 Growth Portfolio    Portfolio      Portfolio     Income Portfolio       Portfolio
====================================================================================================================================
ASSETS:
   Investments, at cost                              $4,776,761      $2,606,940     $4,685,805        $2,976,269         $4,956,250
   Repurchase agreements, at cost                            --         367,000        373,000                --                 --
====================================================================================================================================
   Investments, at value                             $4,919,407      $2,703,074     $4,939,502        $3,005,705         $4,995,750
   Repurchase agreements, at value                           --         367,000        373,000                --                 --
   Cash                                                 145,016          13,394             73            32,295             18,172
   Receivable for securities sold                            --             470         50,811                --                 --
   Receivable for Fund shares sold                           --              --         20,197            15,370                 --
   Dividends and interest receivable                        347           2,897          3,968             2,196             61,956
   Receivable from broker --
     variation margin                                        --           4,275             --                --                 --
   Receivable from manager                               17,369          14,141         21,891            13,598             15,522
------------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                       5,082,139       3,105,251      5,409,442         3,069,164          5,091,400
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
   Payable for securities purchased                      78,735          38,108        102,091                --                 --
   Payable for Fund shares purchased                     19,186          19,178          8,000             8,000              6,015
   Accrued expenses                                      21,475          16,315         25,800            15,788             18,958
------------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                    119,396          73,601        135,891            23,788             24,973
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                     $4,962,743      $3,031,650     $5,273,551        $3,045,376         $5,066,427
====================================================================================================================================
NET ASSETS:
   Par value of shares of
     beneficial interest                             $    5,000      $    2,998     $    5,020        $    3,015         $    5,000
   Capital paid in excess of par value                4,994,863       2,996,887      5,015,177         3,012,355          4,994,985
   Undistributed net investment income                   23,683           3,579          4,069             2,483             26,942
   Accumulated net realized loss
     from security transactions and
     futures contracts                                 (203,449)        (65,726)        (4,412)           (1,913)                --
   Net unrealized appreciation of
     investments and futures contracts                  142,646          93,912        253,697            29,436             39,500
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                     $4,962,743      $3,031,650     $5,273,551        $3,045,376         $5,066,427
====================================================================================================================================
Shares Outstanding                                      500,032         299,831        502,001           301,491            500,004
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                                           $9.92          $10.11         $10.51            $10.10             $10.13
====================================================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series - Select Portfolios                             31

--------------------------------------------------------------------------------
Statement of Operations                 For the Period Ended October 31, 1999(a)
--------------------------------------------------------------------------------


                                                     Select            Select        Select          Select               Select
                                                    Emerging           Mid Cap       Growth         Growth and          Government
                                                 Growth Portfolio     Portfolio     Portfolio     Income Portfolio       Portfolio
====================================================================================================================================
INVESTMENT INCOME:
   Interest                                        $     29,323        $  3,512   $      5,075      $      2,093         $   31,887
   Dividends                                                347           3,454          4,798             3,796                 --
------------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                               29,670           6,966          9,873             5,889             31,887
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Audit and legal                                       12,000          11,000         10,000            10,000             11,000
   Management fees (Note 2)                               4,490           2,674          4,582             2,689              3,709
   Shareholder communications                             3,000           1,000          4,000             4,000              2,500
   Shareholder and system servicing fees                  2,000           2,125          8,000             1,000              1,000
   Custody                                                2,000           1,200          2,000                16              1,000
   Registration fees                                      1,750             890          1,500               500              2,900
   Trustees' fees                                            52              31             53                26                 36
   Other                                                    948             323            523               500                800
------------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                        26,240          19,243         30,658            18,731             22,945
   Less: Management fee waivers and
     expense reimbursements (Note 2)                    (20,253)        (15,856)       (24,854)          (15,325)           (18,000)
------------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                           5,987           3,387          5,804             3,406              4,945
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                    23,683           3,579          4,069             2,483             26,942
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities)                                           36         (65,726)        (4,412)           (1,913)                --
     Futures contracts                                 (203,485)             --             --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Loss                                 (203,449)        (65,726)        (4,412)           (1,913)                --
------------------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
     of Investments and Futures Contracts:
     Beginning of period                                     --              --             --                --                 --
     End of period                                      142,646          93,912        253,697            29,436             39,500
------------------------------------------------------------------------------------------------------------------------------------
   Increase in Unrealized Appreciation                  142,646          93,912        253,697            29,436             39,500
------------------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments
   and Futures Contracts                                (60,803)         28,186        249,285            27,523             39,500
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   From Operations                                 $    (37,120)       $ 31,765       $253,354      $     30,006         $   66,442
====================================================================================================================================

(a) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
32                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets     For the Period Ended October 31, 1999(a)
--------------------------------------------------------------------------------

                                                     Select            Select          Select         Select              Select
                                                    Emerging           Mid Cap         Growth       Growth and          Government
                                                 Growth Portfolio     Portfolio       Portfolio   Income Portfolio       Portfolio
===================================================================================================================================
OPERATIONS:
   Net investment income                           $     23,683        $  3,579       $  4,069      $      2,483         $   26,942
   Net realized loss                                   (203,449)        (65,726)        (4,412)           (1,913)                --
   Increase in net unrealized
     appreciation                                       142,646          93,912        253,697            29,436             39,500
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Operations                                    (37,120)         31,765        253,354            30,006             66,442
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                   5,145,506       3,152,203      5,250,450         3,201,467          5,031,042
   Cost of shares reacquired                           (145,643)       (152,318)      (230,253)         (186,097)          (31,057)
------------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets From
   Fund Share Transactions                            4,999,863       2,999,885      5,020,197         3,015,370          4,999,985
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                4,962,743       3,031,650      5,273,551         3,045,376          5,066,427

NET ASSETS:
         Beginning of period                                 --              --             --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
         End of period*                              $4,962,743      $3,031,650     $5,273,551        $3,045,376         $5,066,427
===================================================================================================================================
* Includes undistributed
         net investment income of:                    $  23,683       $   3,579      $   4,069        $    2,483            $ 26,942
===================================================================================================================================

(a) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series - Select Portfolios                             33

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Select Emerging Growth, Select Mid Cap, Select Growth, Select Growth and Income, and Select Government Portfolios ("Portfolios") are separate investment funds of the Concert Investment Series ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company and consists of these Portfolios and seven other separate investment portfolios: Emerging Growth, Government, Growth, Growth and Income, International Equity, Mid Cap and Municipal Bond Funds. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Trust are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value then, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Portfolios on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (l) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
34                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Also, the Select Mid Cap Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Investment Management Agreement and Other Transactions

SSB Citi Fund Management Inc. ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as the investment advisor to the Trust.

The Select Emerging Growth, Select Mid Cap, Select Growth and Select Growth and Income Portfolios pay SSBC an investment management fee calculated at an annual rate of 0.75% of their average daily net assets and the Select Government Portfolio pays SSBC an investment management fee calculated at an annual rate of 0.60% of its average daily net assets. These fees are calculated daily and paid monthly. For the period ended October 31, 1999, SSBC waived all of its management fees for the Portfolios. In addition, expenses were reimbursed in the amounts of $15,763, $13,182, $20,272, $12,636 and $14,291 for the Select
Emerging Growth, Select Mid Cap, Select Growth, Select Growth and Income and Select Government Portfolios, respectively.

CFBDS, Inc. acts as the Portfolios' distributor.

3. Investments

During the period ended October 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


                                                     Purchases          Sales
================================================================================
Select Mid Cap Portfolio                             2,885,900         $213,234
--------------------------------------------------------------------------------
Select Growth Portfolio                              4,978,630          288,413
--------------------------------------------------------------------------------
Select Growth and Income Portfolio                   3,007,490           29,308
--------------------------------------------------------------------------------
Select Government Portfolio                          4,956,250                -
================================================================================

At October 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                  Net Unrealized
                                     Appreciation   Depreciation   Appreciation
================================================================================
Select Mid Cap Portfolio                214,223       (118,089)        96,134
--------------------------------------------------------------------------------
Select Growth Portfolio                 414,771       (161,074)       253,697
--------------------------------------------------------------------------------
Select Growth and Income Portfolio      167,024       (137,588)        29,436
--------------------------------------------------------------------------------
Select Government Portfolio              39,500             --         39,500
================================================================================

4. Repurchase Agreements

The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
The Concert Investment Series - Select Portfolios                             35

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Futures Contracts

The Portfolios may from time to time enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At October 31, 1999, the Select Mid Cap Portfolio had the following open futures contracts:

                             # of                  Basis     Market   Unrealized
Purchased Contracts        Contracts  Expiration   Value     Value       Loss
================================================================================
MidCap 400 Futures             1        12/99     $202,847  $200,625    $(2,222)
================================================================================

6. Option Contracts

The Portfolios may from time to time enter into option contracts.

Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 1999, the Portfolios held no purchased call or put options.

When the Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

--------------------------------------------------------------------------------
36                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the period ended October 31, 1999, the Portfolios did not write any call or put options.

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

8. Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis.

In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

As of October 31, 1999, the Portfolios did not hold any TBA securities.

9. Capital Loss Carryforward

At October 31, 1999, the Fund had, for Federal income tax purposes, approximately the following unused capital loss carryforwards available to offset future capital gains expiring on October 31, 2007:


Portfolio                                                               Total
================================================================================
Select Emerging Growth Portfolio                                       $203,000
--------------------------------------------------------------------------------
Select Mid Cap Portfolio                                                 66,000
--------------------------------------------------------------------------------
Select Growth Portfolio                                                   4,000
--------------------------------------------------------------------------------
Select Growth and Income Portfolio                                        2,000
================================================================================

To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            37

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

10. Shares of Beneficial Interest

At October 31, 1999, the Trust had an unlimited number of shares authorized with a par value of $0.01 per share.

Transactions in shares of each Portfolio were as follows:

                                                                 Period Ended
                                                               October 31, 1999*
================================================================================
Select Emerging Growth Portfolio
Shares sold                                                         515,061
Shares reacquired                                                   (15,029)
--------------------------------------------------------------------------------
Net Increase                                                        500,032
================================================================================
Select Mid Cap Portfolio
Shares sold                                                         315,703
Shares reacquired                                                   (15,872)
--------------------------------------------------------------------------------
Net Increase                                                        299,831
================================================================================
Select Growth Portfolio
Shares sold                                                         525,358
Shares reacquired                                                   (23,357)
--------------------------------------------------------------------------------
Net Increase                                                        502,001
================================================================================
Select Growth and Income Portfolio
Shares sold                                                         320,772
Shares reacquired                                                   (19,281)
--------------------------------------------------------------------------------
Net Increase                                                        301,491
================================================================================
Select Government Portfolio
Shares sold                                                         503,093
Shares reacquired                                                    (3,089)
--------------------------------------------------------------------------------
Net Increase                                                        500,004
================================================================================

* For the period from September 15, 1999 (commencement of operations) to October 31, 1999.

--------------------------------------------------------------------------------
38                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended October 31:

Select Emerging Growth Portfolio                                       1999(1)
================================================================================
Net Asset Value, Beginning of Period                                   $ 10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                                                0.05
  Net realized and unrealized loss                                       (0.13)
--------------------------------------------------------------------------------
Total Loss From Operations                                               (0.08)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                     --
--------------------------------------------------------------------------------
Total Distributions                                                         --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $  9.92
--------------------------------------------------------------------------------
Total Return++                                                           (0.80)%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                       $ 4,963
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses(2)                                                             1.00%
  Net investment income                                                   3.96
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                      0%
================================================================================

(1) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(2) The Manager has agreed to waive all of its fees for the period ended October 31, 1999. The Manager also reimbursed expenses of $15,763 for the period ended October 31, 1999. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income would have been a decrease of $0.04 and the expense ratio would have been 4.38% (annualized). As a result of a voluntary expense limitation, the expense ratios will not exceed 1.00%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            39

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended October 31:

Select Mid Cap Portfolio                                                1999(1)
================================================================================
Net Asset Value, Beginning of Period                                    $ 10.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income(2)                                                 0.01
  Net realized and unrealized gain                                         0.10
--------------------------------------------------------------------------------
Total Income From Operations                                               0.11
--------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                                       --
--------------------------------------------------------------------------------
Total Distributions                                                          --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $ 10.11
--------------------------------------------------------------------------------
Total Return++                                                             1.10%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                        $ 3,032
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses(2)                                                              0.95%
  Net investment income                                                    1.00
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                       8%
================================================================================

Select Growth Portfolio                                                  1999(1)
================================================================================
Net Asset Value, Beginning of Period                                    $ 10.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                                                 0.01
  Net realized and unrealized gain                                         0.50
--------------------------------------------------------------------------------
Total Income From Operations                                               0.51
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                      --
--------------------------------------------------------------------------------
Total Distributions                                                          --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $ 10.51
--------------------------------------------------------------------------------
Total Return++                                                             5.10%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                        $ 5,274
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses(3)                                                              0.95%
  Net investment income                                                    0.67
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                       6%
================================================================================

(1) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(2) For the Select Mid Cap Portfolio, the Manager has agreed to waive all of its management fees for the period ended October 31, 1999. The Manager has also reimbursed expenses of $13,182 for the period ended October 31, 1999. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income would have been a decrease of $0.05 and the expense ratio would have been 5.35% (annualized). As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
(3) For the Select Growth Portfolio, the Manager has agreed to waive all of its management fees for the period ended October 31, 1999. The Manager has also reimbursed expenses of $20,272 for the period ended October 31, 1999. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income would have been a decrease of $0.05 and the expense ratio would have been 5.00% (annualized). As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
40                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout the period ended October 31:

Select Growth and Income Portfolio                                      1999(1)
================================================================================
Net Asset Value, Beginning of Period                                    $ 10.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income(2)                                                 0.01
  Net realized and unrealized gain                                         0.09
--------------------------------------------------------------------------------
Total Income From Operations                                               0.10
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                      --
--------------------------------------------------------------------------------
Total Distributions                                                          --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $ 10.10
--------------------------------------------------------------------------------
Total Return++                                                             1.00%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                        $ 3,045
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses(2)                                                              0.95%
  Net investment income                                                    0.69
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                       1%
================================================================================
Select Government Portfolio                                              1999(1)
================================================================================
Net Asset Value, Beginning of Period                                    $ 10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                                                 0.05
  Net realized and unrealized gain (loss)                                  0.08
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                                        0.13
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                      --
--------------------------------------------------------------------------------
Total Distributions                                                          --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $ 10.13
--------------------------------------------------------------------------------
Total Return++                                                             1.30%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                        $ 5,066
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses(3)                                                              0.80%
  Net investment income                                                    4.36
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                       0%
================================================================================
(1) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(2) For the Select Growth and Income Portfolio, the Manager has agreed to waive all of its management fees for the period ended October 31, 1999. The Manager has also reimbursed expenses of $12,636 for the period ended October 31, 1999. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income would have been a decrease of $0.05 and the expense ratio would have been 5.22% (annualized). As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
(3) For the Select Government Portfolio, the Manager has agreed to waive all of its management fees for the period ended October 31, 1999. The Manager has also reimbursed expenses of $14,291 for the period ended October 31, 1999. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income would have been a decrease of $0.04 and the expense ratio would have been 3.73% (annualized). As a result of a voluntary expense limitation, the expense ratio will not exceed 0.80%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            41

--------------------------------------------------------------------------------
Report of Independent Auditors
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
of the Concert Investment Series:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Select Emerging Growth Portfolio, Select Government Portfolio, Select Growth Portfolio, Select Growth and Income Portfolio and Select Mid Cap Portfolio (five of the portfolios constituting the Concert Investment Series) as of October 31, 1999, and the related statements of operations and changes in net assets and financial highlights for the period from September 15, 1999 (commencement of operations) to October 31, 1999. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Select Emerging Growth Portfolio, Select Government Portfolio, Select Growth Portfolio, Select Growth and Income Portfolio and Select Mid Cap Portfolio at October 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the period from September 15, 1999 to October 31, 1999, in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

New York, New York

December 15, 1999

--------------------------------------------------------------------------------
42                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Management of the Series
--------------------------------------------------------------------------------

Board of Trustees
Donald M. Carlton
A. Benton Cocanougher
Stephen Randolph Gross
Heath B. McLendon
Alan G. Merten
R. Richardson Pettit

Officers
Heath B. McLendon
Chairman

John Richards
President

Lewis E. Daidone
Senior Vice President and Treasurer

Sandip A. Bhagat
Vice President and Investment Officer

James E. Conroy
Vice President and Investment Officer

R. Jay Gerken
Vice President and Investment Officer

Larry B. Weissman
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator
SSB Citi Fund Management Inc.

Distributor
CFBDS, Inc.

Custodians
PNC Bank

Shareholder Servicing Agent
Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013


Sub-Shareholder Servicing Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699


This report is submitted for the general information of the shareholders of The Concert Investment Series. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust, which contains information concerning the Trust's investment policies and expenses as well as other pertinent information.

--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            43
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